Filed with the Securities and Exchange Commission on May 1, 1998


                            Registration No. 33-90684

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                         Post-Effective Amendment No. 3
                                       on
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.    Exact name of trust:Variable Account II

B.    Name of depositor:  AIG Life Insurance Company

C.    Complete address of depositor's principal executive offices:
      One Alico Plaza, 600 King Street, Wilmington, Delaware 19801

D.    Name and address of agent for service:
      Robert Liguori, Senior Vice President and General Counsel
      One Alico Plaza
      600 King Street
      Wilmington, DE  19801

      COPIES TO:
      Michael Berenson, Esq.         and     Florence Davis, Esq.
      Jorden Burt Boros Cicchetti            American International Group, Inc.
      Berenson & Johnson LLP                 70 Pine Street
      Suite 400 East                         New York, New York 10270
      1025 Thomas Jefferson Street, NW
      Washington, D.C. 20007-0805

      It is proposed that this filing will become effective:


     ______   immediately upon filing pursuant to paragraph (b)
       X      on May 1, 1998, pursuant to paragraph 485 (b)
     ------
     ______   60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ______   on ________ pursuant to paragraph (a)(1) of Rule 485

E. Title and amount of securities being registered: Individual Flexible Premium Variable Life Insurance Policies.

F.    N/A

G.    Amount of Filing Fee: N/A

                 CROSS REFERENCE TO ITEMS REQUIRED















                          BY FORM N-8B-2

N-8B-2 Item                                    Caption      in
Prospectus

1......................................   The Company, and The
                                          Separate Account
2......................................   The Company
3......................................   Not Applicable
4......................................   Distribution of Policy
5......................................   The Separate Account
6(a)...................................   Not Applicable
 (b)...................................   Not Applicable
9......................................   Legal Proceedings
10.....................................   The Policy
11.....................................   The Separate Account,
                                          The Funds
12.....................................   The Separate Account,
                                          The Funds
13.....................................   Charges and Deductions
14.....................................   The Policy
15.....................................   The Separate Account
16.....................................   The Separate Account,
                                          The Funds
17.....................................   The Policy
18.....................................   The Policy
19.....................................   Not Applicable
20.....................................   Not Applicable
21.....................................   Not Applicable
22.....................................   Not Applicable
23.....................................   Not Applicable
24.....................................   Not Applicable
25.....................................   The Company
26.....................................   Not Applicable
27.....................................   The Company
28.....................................   The Company
29.....................................   The Company
30.....................................   The Company
31.....................................   Not Applicable
32.....................................   Not Applicable
33.....................................   Not Applicable
34.....................................   Not Applicable

                 CROSS REFERENCE TO ITEMS REQUIRED

                      BY FORM N-8B-2 (CONT'D)

N-8B-2 Item                               Caption in Prospectus

35.....................................   The Company
37.....................................   Not Applicable
38.....................................   Distribution of Policy
39.....................................   Distribution of Policy
40.....................................   Not Applicable
41(a)..................................   Distribution of Policy
42.....................................   Not Applicable
43.....................................   Not Applicable
44.....................................   The Policy
45.....................................   Not Applicable
46.....................................   The Policy
47.....................................   Not Applicable
48.....................................   Not Applicable
49.....................................   Not Applicable
50.....................................   Not Applicable
51.....................................   The Company, The Policy
52.....................................   The Funds, The
                                          Investment Advisors
53.....................................   Tax Status
54.....................................   Financial Statements
55.....................................   Not Applicable

                              VARIABLE ACCOUNT II
                         of AIG LIFE INSURANCE COMPANY
                                One Alico Plaza
                                600 King Street
                              Wilmington, DE 19801
                            Telephone (800) 340-2765


     This prospectus describes an individual flexible premium variable universal life insurance Policy (the "Policy") offered by AIG Life Insurance Company (the "Company"). The Policy is designed to provide lifetime insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance Policy.

     You also have the opportunity to allocate Net Premiums and Policy Account Value to one or more subaccounts of Variable Account II (the "Separate Account") and the Company's general account (the "Guaranteed Account"), within limits. This prospectus generally describes only that portion of the Policy Account Value allocated to the Separate Account. For a brief summary of the Guaranteed Account, see "The Guaranteed Account," page __. The assets of each subaccount are invested in a corresponding portfolio as selected by the Owner from the following choices: the Capital Appreciation Fund and International Equity Fund of the AIM VARIABLE INSURANCE FUNDS, INC. ("AIM Funds"); the Global Bond Portfolio, Growth Portfolio, Growth and Income Portfolio, High-Yield Portfolio, Premier Growth Portfolio, Quasar Portfolio or Technology Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance Fund"); VIP High Income Portfolio, VIP Growth Portfolio, or VIP Money Market Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND ("Fidelity Fund") and the VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio and VIP II Investment Grade Bond Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND II ("Fidelity Fund II"); Small Company Stock Portfolio of the DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus Fund"); the Worldwide Hard Assets Fund Portfolio, or Worldwide Emerging Markets Fund, of the VAN ECK INVESTMENT TRUST ("Van Eck Funds"); or the DREYFUS STOCK INDEX FUND. The accompanying prospectuses for Alliance Fund, Fidelity Fund, Fidelity Fund II, Dreyfus Fund, Dreyfus Stock Index Fund, and Van Eck Funds(collectively, the "Funds") describe their respective portfolios, including the risks of investing in the Funds, and provide other information on the Funds and on their managers. The Policy provides for a Net Cash Surrender Value that can be obtained by surrendering the Policy. Because this value is based on the investment performance of the subaccounts, to the extent of allocations to the Separate Account, there is no guaranteed Net Cash Surrender Value. If the Net Cash Surrender Value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. The Policy also provides for Policy loans and permits partial surrenders within limits. It may not be advantageous to replace existing insurance with the Policy. Within certain limits, you may return the Policy or exchange it for another life insurance Policy with benefits that do not vary with the investment results of a separate account. A Policy may be returned according to the terms of its Period to Examine and Cancel (see "Period to Examine and Cancel Policy," page __), during which time Net Premium payments allocated to the Separate Account will be invested in the Money Market subaccount.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY OR PRECEDED BY A CURRENT PROSPECTUS FOR EACH OF THE ALLIANCE FUND, FIDELITY FUND, FIDELITY FUND II, DREYFUS FUND, DREYFUS STOCK INDEX FUND, AND VAN ECK FUNDS, AS IDENTIFIED ABOVE.



THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.


                                   Date of Prospectus:  May 1, 1998

                                  Distributor:

                             AIG Equity Sales Corp.
                          Attention: Variable Products
                                 80 Pine Street
                            New York, New York 10270
                                 1-800-888-7485


                         TABLE OF CONTENTS
                                      Page

DEFINITIONS OF TERMS.........................................

SUMMARY OF THE POLICY........................................
    Purpose of the Policy...................................
    Policy Values...........................................
    Policy Charges..........................................
    Death Benefit.......................................
    Premium Features........................................

PERFORMANCE INFORMATION......................................

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT
AND THE FUNDS................................................

    The Company.............................................
    The Separate Account....................................
    The Funds and Investment Advisors.......................
    AIM Fund................................................
         Capital Appreciation Fund..........................
         International Equity Fund..........................
    Alliance Fund...........................................
         Global Bond Portfolio..............................
         Growth Portfolio...................................
         Growth and Income Portfolio........................
         High Yield Portfolio...............................
         Premier Growth Portfolio...........................
         Quasar Portfolio...................................
         Technology Portfolio...............................
    Dreyfus Fund............................................
         Small Company Stock................................
    Dreyfus Stock Index Fund................................
    Fidelity Fund...........................................

         VIP High Income Portfolio..........................
         VIP Money Market Portfolio.........................
         VIP Growth Portfolio...............................
    Fidelity Fund II........................................
         VIP II Asset Manager Portfolio.....................
         VIP II Contrafund Portfolio........................
         VIP II Investment Grade Bond Portfolio.............

    Van Eck Funds...........................................
         Worldwide Emerging Markets........................
         Worldwide Hard Assets Fund.........................

    Substitution of Securities..............................
    Voting Rights...........................................

PREMIUMS AND ALLOCATIONS.....................................
    Applying for a Policy...................................
    Period to Examine and Cancel Policy.....................
    Premiums................................................
         Planned Periodic Premiums..........................
         Premiums upon Increase in Specified Face Amount....
    Premiums to Prevent Lapse...............................
         Grace Period.......................................
    Net Premium Allocations.................................
    Dollar Cost Averaging...................................
    Allocation Rules........................................
    Crediting Premiums......................................
    Transfers...............................................
         Subaccount Transfer Rules..........................
         Guaranteed Account Transfer Rules..................

GUARANTEED ACCOUNT...........................................
    Interest Credited on Policy Value in the
     Guaranteed Account.....................................
    Calculating Guaranteed Account Value....................
    Deductions from the Guaranteed Account..................
    Payments from the Guaranteed Account....................

CHARGES AND DEDUCTIONS.......................................
    Premium Charges.........................................
    Daily Mortality and Expense Risk Charge.................
    Monthly Deductions......................................
         Current and Guaranteed Expense Charges.............
         Cost of Insurance Charge...........................
    Legal Considerations Relating to Sex-Distinct
     Premiums and Benefits..................................
    Supplemental Benefit Charges............................
    Transfer Charge.........................................
    Surrender Charges.......................................
         Surrender Charges for Initial Face Amount..........
    Partial Surrender Charge................................
    Partial Surrender Administrative Charge.................
    Dicsount Purchase Program...............................

HOW YOUR POLICY ACCOUNT VALUES VARY..........................
    Determining the Policy Account Value....................
         Accumulation Unit Values...........................
         Net Investment Factor..............................
         Guaranteed Account Value...........................
    Net Policy Account......................................
    Cash Surrender Value....................................
    Net Cash Surrender Value................................

DEATH BENEFIT AND CHANGES IN FACE AMOUNT.....................
    Death Benefit Options...................................
    Changes in Death Benefit Options........................
    Changes in Face Amounts.................................
    Selecting and Changing the Beneficiary..................

CASH BENEFITS................................................
    Policy Loans............................................

         Interest...........................................
         Outstanding Loans..................................
         Loan Repayment; Effect if Not Repaid...............
         Policy Loan Account................................
         Effect of Policy Loan..............................

    Surrendering the Policy for Net Cash Surrender Value....
    Partial Surrenders......................................
    Maturity Benefit........................................
    Payment Options.........................................




ILLUSTRATIONS OF POLICY VALUES, NET CASH SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUMS......................


OTHER POLICY BENEFITS AND PROVISIONS.........................
    Right to Convert.......................................
    Limits on Our Rights to Contest the Policy..............

         Incontestability...................................
         Suicide Exclusion..................................
    Changes in the Policy or Benefits.......................
         Misstatement of Age or Sex.........................
         Other Changes......................................
    When Proceeds Are Paid..................................
    Reports to Policy Owners................................
    Assignment..............................................
    Reinstatement...........................................

TAX CONSIDERATIONS...........................................
    Introduction............................................
    The Company.............................................
    Diversification.........................................
    Tax Treatment of the Policy.............................
         Tax Treatment of Policy Benefits in General........
         Investment in the Policy...........................
         Distributions from Policies Not Classified as
          Modified Endowment Contracts......................
         Modified Endowment Contracts.......................
         Distributions from Policies Classified as
          Modified Endowment Contracts......................
         Penalties on Early Distributions Policies
          Classified as Modified Endowment Contracts........
         Multiple Policies..................................
         Interest on Policy Loans...........................
         Policy Exchanges and Modifications.................
         Possible Charge for the Company's Taxes............

SUPPLEMENTAL BENEFITS AND RIDERS

MANAGEMENT OF THE COMPANY....................................

DISTRIBUTION OF POLICY.......................................

OTHER POLICIES ISSUED BY THE COMPANY.........................

STATE REGULATIONS............................................

LEGAL PROCEEDINGS............................................

EXPERTS......................................................


LEGAL MATTERS................................................


FINANCIAL STATEMENTS.........................................

APPENDICES


                       DEFINITIONS OF TERMS

Administrative Office.  One Alico Plaza, Wilmington, DE 19801

Allocation  Date.  The  first  business  day  after  the Free  Look
Period expires.

Attained Age. The Insured's age on the Policy Date plus the number of full years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Insurance Benefit of this Policy.

Cash Surrender Value. Policy Account Value less any applicable surrender charge that would be deducted upon surrender.

Company,  We,  Our,  Us.  AIG Life Insurance Company.

Death Benefit. The amount of money payable to the Beneficiary if the Insured dies while the Policy is in force. The calculation
of the Death Benefit is described on page   .

Face Amount. The amount of insurance specified by the Owner and from which the Death Benefit will be determined. The initial Face Amount is shown in the Policy Application.

Grace Period. The period of time following a Monthly Anniversary during which this Policy will continue in force while the Net Cash Surrender Value is not sufficient to cover the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of the Company's assets other than the assets of the Separate Account and any other separate accounts of the Company.

Insured. The person whose life is covered by the Policy.

Issue Date. The date the Policy is issued. It may be a later date than the Policy Date if the initial Premium is received at Our Administrative Office and invested before underwriting has been completed. Once issued, Policy coverage is retroactive to the Policy Date. The Issue Date is used to measure contestability periods. See page .

Maturity Date. The Policy Anniversary following the Insured's attained age 99.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the Policy Date is the 29th, 30th or 31st of a month, in any month that has no such day, the Monthly Anniversary is deemed to be the last day of that month. The monthly deduction is deducted on each Monthly Anniversary.

Net  Cash  Surrender  Value.  The  Cash  Surrender  Value  less any
Outstanding Loans.


Net  Premium.  A Premium  less any expense  charges  deducted  from
the premium.  See page   .


Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner, You, Your. The person who purchased the Policy as shown in the application, unless later changed. The Owner may be someone other than the Insured.


Planned  Periodic  Premium.  The Premium  designated at the time of
application   as  the  amount   planned  to  be  paid  at  specific
intervals until the Maturity Date.


Policy. This Flexible Premium Variable Universal Life Insurance policy between AIG Life Insurance Company and You.

Policy Account Value. The total amount in the Accounts credited to a Policy. The Policy Account Value is described on Page .

Policy Anniversary.  An anniversary of the Policy Date.

Policy Date. The first date as of which We have received the initial Premium and an application in good order. If a Policy is issued, insurance is effective as of the Policy Date.

Policy Loan Account. The portion of the Policy Account Value held in the Guaranteed Account as collateral for Policy loans. See page __.

Policy Month. The month commencing with the Policy Date and ending on the day before the first Monthly Anniversary, or any following month commencing with a Monthly Anniversary and ending on the day before the next Monthly Anniversary.

Policy Year. The year commencing with the Policy Date and ending on the day before the first Policy Anniversary, or any following year commencing with a Policy Anniversary and ending on the day before the next Policy Anniversary.

Premium. The total consideration paid by You in exchange for Our obligations under the Policy. The initial Premium is due on or before delivery of the Policy.

Separate  Account.   Variable  Account  II,  a  separate  investment
account of AIG Life Insurance Company.

Subaccount. A division of the Separate Account established to invest in shares of a corresponding portfolio of a fund that is available for investment under the Policy.

Valuation Date. Each day the New York Stock Exchange is open for business.


Valuation Period. A period commencing with the close of business on the New York Stock Exchange (currently 4:00 p.m. EST) on any Valuation Date and ending at the close of business on the New York Stock Exchange for the next succeeding Valuation Date.

                       SUMMARY OF THE POLICY

    This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Guaranteed Account is briefly described under "THE GUARANTEED ACCOUNT," on page __ and in the Policy.

Purpose of the Policy

    The Policy offers an Owner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional life insurance, the Policy provides for an initial death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy Account Value and, if elected by the Owner and under certain circumstances, its Death Benefit to grow based on investment results. The Policy is a flexible premium Policy, so that, unlike many other insurance policies and subject to certain limitations, an Owner may choose the amount and frequency of premium payments.

Policy Values


    An Owner may allocate Net Premium payments among the various Subaccounts that comprise the Separate Account and that invest in the Dreyfus Stock Index Fund, or in corresponding portfolios of the Alliance Fund, Fidelity Fund, Fidelity Fund II, Dreyfus Fund, Tomorrow Funds, or Van Eck Funds. An Owner may also allocate Net Premium payments to the Guaranteed Account.


    Depending on the investment experience of the selected Subaccounts, the Policy Account Value may increase or decrease on any day. The Death Benefit may or may not increase or decrease depending upon several factors, including the Death Benefit Option selected by the Owner. There is no guarantee that the Policy Account Value and Death Benefit will increase. The Owner bears the investment risk on that portion of the Net Premiums and Policy Account Value allocated to the Separate Account.

    The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, the Net Cash Surrender Value is insufficient to pay the current monthly deduction on a Monthly Anniversary Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Owner.

Policy Charges

    There are charges and deductions which the Company will deduct from each Policy. The deductions from Premium are the sales charge of 5% plus the specific state and local premium tax (a typical state premium tax rate would be in the range of 2% to 2.5%).

See CHARGES AND DEDUCTIONS, Page __.

    On the Issue Date and each Monthly Anniversary, the following deductions are made from the Policy Account Value:
    (a) administrative charges (b) insurance charges (c) supplemental benefit charges.

    The monthly deduction is made from the Subaccounts pro rata on the basis of the portion of Policy Account Value in each Subaccount. The administrative charge varies by current Policy Face Amount. There is also an additional monthly deduction during the first Policy year and the 12 months immediately following an increase in Face Amount.

See CHARGES AND DEDUCTIONS, Page __.

    Deductions are also made on a daily basis against the assets of each Subaccount. Daily charges calculated at a current annual rate of 0.90% are charged for mortality and expense risks. This charge may be decreased to not less than 0.50% in Policy years 11 and later. It is guaranteed not to exceed 0.90% for the duration of the Policy.

    If the Policy is surrendered during the first 14 Policy Years, We will deduct a Surrender Charge for the Initial Face Amount. If a Policy is surrendered within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge for the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

    A charge for partial surrenders is equal to a pro rata portion of the surrender charge that would apply to a full surrender. A partial surrender charge is also deducted from the Policy Account Value upon a decrease in Face Amount.

    The administrative charge upon a partial surrender will be equal to the lesser of $25 or 2% of the amount surrendered.

See CHARGES AND DEDUCTIONS, Page __.



Death Benefit

    The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, the Owner designates a Planned Periodic Premium. The Policy indicates the initial Face Amount of insurance. The Owner also elects in the application to have the Death Benefit determined under one of two available options. Under Option I, the Death Benefit will equal the Face Amount on the date of the Insured's death or, if greater, the Policy Account Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. Under Option II, the Death Benefit will equal the Face Amount on the date of the Insured's death plus the Policy Account Value or, if greater, the Policy Account Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy.


See DEATH BENEFIT OPTIONS and CHANGES IN DEATH BENEFIT OPTION, pages __ and __, respectively.


Premium Features

    A.   Basic Minimum Premium

         A Table of Basic Minimum Premiums for various ages, sex and Face Amount in the nonsmoker class is provided in the Appendix. The Premium for the initial Face Amount must be at least as great as the Basic Minimum Premium at the time of application adjusted for the Attained Age, any substandard Premium, and any supplemental benefits riders.

    B.   Planned Periodic Premium

         The Planned Periodic Premium is the Premium designated at the time of application as the amount planned to be paid at specific intervals until the Maturity Date.

    C.   Flexibility:

    In general Premiums are flexible as to both timing and amount. If Premiums cease at any time, the insurance provided under the Policy will continue for as long as the Net Cash Surrender Value is sufficient to keep the Policy in force (see Grace Period). See PREMIUMS AND ALLOCATIONS, Page __.


    When applying for a Policy, an Owner will determine a Planned Periodic Premium that provides for the payment of level Premiums over a specified period of time. Each Owner will receive a Premium reminder notice on either an annual, semi-annual, quarterly, or monthly basis; however, the Owner is not required to pay Planned Periodic Premiums.

    Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. Any payment of additional Premium must be at least $50.00. The Company also may reject or limit any Premium that would result in an immediate increase in the net amount at risk under the Policy.


    For information regarding the taxation of the Policy under federal income tax law, see TAX CONSIDERATIONS, Page __.


                     PERFORMANCE INFORMATION


    The Company from time to time may advertise the "total return" and the "average annual total return" of the Subaccounts and the Funds. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.

    "Total Return" for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the monthly deduction charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Funds portfolio's or Subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.

    Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for such financial instruments.

    The Policies were first offered to the public in 1995. However, total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

    Performance information for any Subaccount in any advertising, will reflect only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the portfolios.







                                                   Average Annual Total Returns
                                                         December 31, 1997


                                        Inception                                                                        Since
             Portfolio                     Date           YTD         1 Yr.       3 Yrs.      5 Yrs.      10 Yrs.      Inception
------------------------------------------------------------------------------------------------------------------------------------
AIM
Capital Appreciation                     4/30/93         12.61%        1.26%      20.75%       N/A         N/A         17.43%
International Equity                     4/30/93          6.09%        6.09%      13.46%       N/A         N/A         11.75%

ALLIANCE
Global Bond                              6/28/91         -6.30%       -6.30%       3.24%      -1.13%       N/A          0.72%
Growth                                   9/15/94         28.86%       28.86%      29.98%       N/A         N/A         28.91%
Growth & Income                          1/14/91         27.64%       27.64%      28.24%      18.21%       N/A         14.28%
Premier Growth                           6/30/92         32.53%       32.53%      18.19%      12.03%       N/A         13.41%
Quasar                                   8/14/96         17.51%       17.54%         N/A       N/A         N/A         17.29%
Technology                               1/11/96          5.52%        5.52%         N/A       N/A         N/A         15.47%

DREYFUS
Stock Index                              9/29/89         31.77%       31.77%      28.58%      18.18%       N/A         14.55%
Small Company Stock                      4/30/96         20.68%       20.68%         N/A        N/A        N/A         17.22%

FIDELITY
Asset Manager                             9/6/89          1.96%       19.57%      16.30%      11.97%       N/A         11.73%
Contrafund                               12/30/98        18.11%       18.11%      24.83%        N/A        N/A         24.83%
Growth                                   10/9/86         22.38%       22.38%      23.07%      16.94%       16.12%      14.52%
Investment Grade Bond                    12/5/88          8.08%        8.08%       8.71%       6.15%       N/A         73.20%
High Income                              9/19/85         16.61%       16.61%      16.29%      12.85%       11.77%      11.43%
Money Market*                             4/1/82          4.53%        4.53%       4.47%       3.80%        4.86%       5.90%

VAN ECK
Emerging Markets                         12/29/95       -12.63%      -12.63%         N/A        N/A        N/A          4.31%
Worldwide Hard Assets                     9/1/89         -6.20%       -2.62%       7.49%      13.87%       N/A          5.93%

* This performance information reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, plus capital gains and losses, realized or unrealized, and net of the mortality and expense risk charge. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads and any state or local premium taxes (see charges and deductions in the prospectus). If these charges were included, the total return figures would be lower. The data assumes the Policy's Subaccounts were in existence on the portfolio's inception date. The Policy was first offered on May 4, 1995.

       INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS



The Company


     AIG Life Insurance Company is a stock life insurance company which is organized under the laws of the State of Delaware in 1962. The Company provides a full range of individual and group life, disability, annuities, accidental death and dismemberment policies. The Company is a subsidiary of American International Group, Inc., which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

The Separate Account

      We established the Separate Account as a separate investment account on June 5, 1986. It may be used to support the Policies as well as other variable life insurance policies, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities law.


      We own the assets in the Separate Account. The Separate Account is divided into Subaccounts. The Subaccounts available under the Policies invest in shares of a specific series of the Alliance Fund; Fidelity Fund and Fidelity Fund II; the Dreyfus Fundand the Dreyfus Stock Index Fund ; the Tomorrow Funds; and the Van Eck Funds. The Separate Account may include other Subaccounts which are not available under the Policies and are not otherwise discussed in this prospectus.


      Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of the Company. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

      Subject to compliance with all applicable regulatory requirements, we have reserved certain rights. We have the right to change, add or delete designated investment companies. We have the right to add or remove Subaccounts. We have the right to withdraw assets of a class of policies to which the Policy belongs from a Subaccount and put them in another Subaccount. We also have the right to combine any two or more Subaccounts. The term Subaccount in the Policy shall then refer to any other Subaccount in which the assets of a class of policies to which the Policy belongs were placed.

      We have the right to register other separate accounts or deregister the Separate Account under the Investment Company Act of 1940. We have the right to run the Separate Account under the direction of a committee, and discharge such committee at any time. We have the right to restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Separate Account. We also have the right to operate the Separate Account or one or more of the Subaccounts by making direct investments or in any other form. If We do so, We may invest the assets of the Separate Account or one or more of the Subaccounts in any legal investments. We will rely upon Our own or outside counsel for advice in this regard. Also, unless otherwise required by law or regulation, an investment advisor or any investment of a Subaccount of Our Separate Account will not be changed by Us unless approved by the Commissioner of Insurance of the State of New York or deemed approved in accordance with such law or regulation. If so required, the process for getting such approval is on file with the insurance supervisory official of the jurisdiction in which this Policy is delivered.

      If any of these changes result in a material change in the underlying investments of a Subaccount of Our Separate Account, We will notify You of such change, as required by law. If You have value in that Subaccount, We will transfer it at Your written direction from that Subaccount (without charge) to another Subaccount of Our Separate Account or to Our Guaranteed Account, and You may then change Your Premium allocation percentages.


The Funds and Investment Advisors


     AIM Fund, Alliance Fund, Fidelity Fund, Fidelity Fund II, Dreyfus Fund, Dreyfus Stock Index Fund and Van Eck Funds (collectively, the "Funds") are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is made up of different series funds or Portfolios ("Portfolios"). The Dreyfus Stock Index Fund (also a "Fund" herein) is an open-end, non-diversified management investment company. A summary of the investment objectives for each portfolio is contained in the description of the Funds below. More detailed information, including the advisory fee of each portfolio and other charges assessed by each Fund, may be found in the relevant Fund prospectus, which contains a discussion of the risks involved in investing in such Fund. The prospectuses for each Fund are included with this Prospectus. The investment objectives of the portfolios are as follows:

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Global Bond Portfolio

     This portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

   Premier Growth Portfolio

     This portfolio seeks growth of capital rather than current income. In pursuing its investment objectives, the Premier Growth Portfolio will employ aggressive investment policies. Since investment will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

   Growth Portfolio

     This portfolio seeks the long term growth of capital by investing primarily in common stocks and other equity securities.

   Growth and Income Portfolio

     This portfolio seeks to balance the objectives of reasonable current income
and   opportunities   for   appreciation   through   investments   primarily  in
dividend-paying common stocks of good quality.

   Technology Portfolio

     This portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio invests principally in diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes

   Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

     Alliance Variable Products Series Fund, Inc., is managed by Alliance Capital Management L.P., ("Alliance"). The fund also includes other portfolios which are not available for use by the Separate Account. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges, may be found in the current Alliance Fund prospectus which contains a discussion of the risks involved in investing. The Alliance Fund prospectus is included with this Prospectus.

DREYFUS VARIABLE INVESTMENT FUND

   Small Company Stock Portfolio

     This portfolio seeks investment results that are greater than the total return performance of publicly-traded common stock in the aggregate, as represented by Russel 2500 TM Index.

DREYFUS STOCK INDEX FUND

     This Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of March 31, 1998, Mellon Equity and its employees managed approximately $19.9 billion in assets and served as the investment adviser of 2 other investment companies

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS (VIP)

   VIP Growth Portfolio

     This portfolio seeks capital appreciation through investments primarily in common stock.

   VIP High Income Portfolio

     This portfolio seeks high current income by investing primarily in high-yielding, lower-rated, fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. The potential for high yield is accompanied by higher risk. For a more detailed discussion of the investment risks associated with such securities, please refer to the Fidelity Fund's attached prospectus.

   VIP Money Market Portfolio

     This portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers. An investment in the VIP Money Market Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will maintain a stable $1.00 share price.

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

   VIP II Asset Manager Portfolio

     This portfolio seeks to provide a high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term money market instruments.

   VIP II Contrafund Portfolio

     This portfolio seeks capital appreciation by investing in securities of companies whose value the manager believes is not fully recognized by the public.

   VIP II Investment Grade Bond Portfolio

     This portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

     Fidelity Management & Research Company ("FMR") is the investment advisor for the Variable Insurance Products Funds. FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. ("FIMM"), on behalf of the VIP Money Market Portfolio. On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far
East), and Fidelity International Investment Advisors (FIIA). FMR U.K. and FMR Far East also are sub-advisors to the VIP II Asset Manager Portfolio. Fidelity Funds include other portfolios which are not available under this Prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Fidelity Funds, are contained in the prospectuses of the Fidelity Funds, included with this Prospectus.

VAN ECK WORLDWIDE INSURANCE TRUST

   Worldwide Emerging Markets Fund

     This portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

   Worldwide Hard Assets Fund

     This portfolio seeks long-term capital appreciation by investing in equity and debt securities of companies engaged to a significant extent in the exploration, development, production, or distribution of (1) precious metals;
(2) ferrous and non-ferrous metals; (3) oil and gas; (4) forest products; (5) real estate; and (6) other basic non-agricultural commodities (collectively, "Hard Assets"), and in securities whose value is linked to the price of a Hard Asset commodity or a commodity index. Income is a secondary consideration.

     Van Eck Associates Corporation is the investment advisor and manager of Worldwide Hard Assets Fund. Van Eck Global Asset Management (Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates Corporation, is the investment adviser to Worldwide Emerging Markets Fund. Van Eck Worldwide Insurance Trust includes other portfolios which are not available under this prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Van Eck Worldwide Insurance Trust, are contained in the relevant Fund prospectus included with this Prospectus.

AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Capital Appreciation Fund

     This Fund seeks capital appreciation through investments in common stock, with emphasis on medium-sized and smaller emerging growth companies.

   AIM V.I. International Equity Fund

     This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, serves as the investment advisor to each Fund, pursuant to a master investment advisory agreement. More detailed information regarding management of the Funds, investment objectives, investment advisory fees and other charges assessed by the AIM Funds are contained in the prospectus for the Funds included with this Prospectus.

     There is no assurance that any of the Portfolios will achieve their stated objectives.

      The shares of Funds are sold not only to the Separate Account, but may be sold to other separate accounts of the Company that fund benefits under variable annuity policies. The shares of the Funds are also sold to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for variable life and variable annuity Policy separate accounts to invest in the same underlying mutual fund. Although neither we nor the Funds currently perceive or anticipate any such disadvantage, the Company will monitor events to determine whether any material conflict between variable annuity Owners and variable life Owners.

      Material conflicts could result from such occurrences as: (1) changes in state insurance laws; (2) changes in federal income tax law; (3) changes in the investment management of any Fund; or (4) differences between voting instructions given by variable annuity Owners and those given by variable life Owners. In the event of a material irreconcilable conflict, We will take the steps necessary to protect our variable annuity and variable life Owners. This could include discontinuance of investment in a Fund.

      Each Fund sells and redeems its shares at Net Asset Value without any sales charge. Any dividends or distributions from security transactions of a Fund are reinvested at Net Asset Value in shares of the same Fund; however, there are sales and additional charges associated with the purchase of the Policies. See PREMIUMS AND ALLOCATIONS, Page__.


      Further information about the Funds and the managers is contained in the accompanying prospectuses, which You should read in conjunction with this Prospectus.


Substitution of Securities

      If investment in a Subaccount should no longer be possible or, if in Our judgment, becomes inappropriate to the purposes of the Policies, or, if in Our judgment, investment in another Subaccount or insurance company separate account is in the interest of Owners, We may substitute another Subaccount or insurance company separate account. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Voting Rights

      We are the legal owner of shares held by the Subaccounts and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, We will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with a Policy Account Value in the Subaccounts. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit Us to vote shares of the Funds in Our own right, We may elect to do so.

      To obtain voting instructions from Owners, before a meeting We will send Owners voting instruction material, a voting instruction form and any other related material. The number of shares held by each Subaccount for which an Owner may give voting instructions is currently determined by dividing the portion of the Owner's Policy Account Value in the Subaccount by the Net Asset Value of one share of the applicable Fund. Fractional votes will be counted. The number of votes for which an Owner may give instructions will be determined as of a date chosen by the Company but not more than 90 days prior to the meeting of shareholders. Shares held by a Subaccount for which no timely instructions are received will be voted by the Company in the same proportion as those shares for which voting instructions are received.

      We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, We may under certain circumstances disregard voting instructions that would require changes in the investment Policy or investment adviser of one or more of the Funds, provided that We reasonably disapprove of such changes in accordance with applicable federal regulations. If We ever disregard voting instructions, We will advise Owners of that action and of Our reasons for such action in the next semiannual report. Finally, We reserve the right to modify the manner in which We calculate the weight to be given to pass through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                     PREMIUMS AND ALLOCATIONS


Applying for a Policy

      If You want to purchase a Policy, You must complete an application and submit it to one of Our authorized agents. The minimum Policy size will be $50,000 of Face Amount at issue. You must pay an initial Premium at least equal to the minimum required. See "PREMIUMS," below. Your Premium may be submitted with the application or at a later date, but Policy coverage will not become effective until the initial Premium is received at Our Administrative Office.

      We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, We will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Our underwriting rules. Acceptance of an application depends on Our underwriting rules. We reserve the right to reject an application for any reason.

Period to Examine and Cancel Policy


     The Policy provides for an initial period (the "Period to Examine and Cancel") during which the Owner may examine the Policy and cancel it for any reason. The Owner may cancel the Policy before the latest of: (a) 45 days after
Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner. The period will be extended beyond 10 days after Policy delivery, if required by the state where the Owner resides. Upon returning the Policy to the Administrative Office or to an agent of the Company within such time with a written request for cancellation, the Owner will receive a refund equal to the gross premium paid on the Policy and will not reflect the investment experience of the Separate Account.


      The Period to Examine and Cancel also applies after a requested increase in Face Amount as to the amount of the increase and the Premium paid for increase Face Amount.

Premiums

      The minimum initial Premium required depends on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount ($50,000 minimum amount) and any supplemental benefits. The minimum initial Premium must be at least equal to two monthly payments of the Planned Periodic Premium. See "PLANNED PERIODIC PREMIUMS," below. Sample Basic Minimum Premiums are shown in the Appendix.

      Additional Premiums may be paid in any amount and at any time, subject to the following limits. First, a Premium must be at least $50 and must be sent to Our Administrative Office. We may require satisfactory evidence of insurability before accepting any Premium which results in an increase in the net amount at risk (defined on page __).

      In addition, total Premiums paid may not exceed guideline Premium limitations for life insurance set forth in the Internal Revenue Code. We will refund any portion of any Premium which is determined to be in excess of the Premium limit established by law to qualify a Policy as a Policy for life insurance. (The amount refunded will be the excess Premium.) In addition, We will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. See "TAX CONSIDERATIONS," page __.

      Lastly, no Premium will be accepted after the Maturity Date.

      We will send You a reminder notice for Your Planned Periodic Premiums.


      Planned Periodic Premiums. When applying for a Policy, You select a plan for paying level Premiums at specified intervals, e.g., monthly, quarterly, semi-annually or annually, until the Maturity Date. You are not required to pay Premiums in accordance with this plan; rather, You can pay more or less than planned or skip a Planned Periodic Premium entirely. You can change the amount and frequency of Planned Periodic Premiums whenever You want by sending written notice to Our Administrative Office. However, We reserve the right to limit the amount of a Premium or the total Premiums paid, as discussed above.


      The Planned Periodic Premium may be recalculated if the Policy Face Amount is increased or decreased.


      The first year minimum Premium payable must be at least as great as the Planned Periodic Premium. If Premiums cease at any time, the insurance provided under the Policy will continue for as long as the Net Cash Surrender Value in the Policy is sufficient to keep it in force (see GRACE PERIOD below).


      Premiums upon Increase in Specified Face Amount. Depending on the Policy Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium or change in the amount of Planned Periodic Premiums may be advisable. See "CHANGES IN FACE AMOUNT", pages__ and
__.

Premiums to Prevent Lapse

      Failure to pay Planned Periodic Premiums will not necessarily cause a Policy to lapse. Conversely, paying all Planned Periodic Premiums will not necessarily guarantee that a Policy will not lapse. Rather, whether a Policy lapses depends on whether its Net Cash Surrender Value is insufficient to cover the monthly deduction (see page __) when due.


      If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the monthly deduction to be deducted on that date, the Policy will be in default and a Grace Period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Net Cash Surrender Value or the Net Cash Surrender Value has decreased because of any combination of the following: outstanding loans, partial surrenders, expense charges, or insufficient Premiums paid to offset the monthly deduction. A Policy that lapses with an outstanding Contract loan may have tax consequences. (See "TAX CONSIDERATIONS," page __.)



      Grace Period. If Your Policy goes into default, You will be allowed a 61-day Grace Period to pay a Premium sufficient to keep the Policy in force for 3 months. We will send notice of the amount required to be paid during the Grace Period ("Grace Period Premium") to Your last known address and to any assignee of record. The Grace Period will begin when the notice is sent. Your Policy will remain in effect during the Grace Period. If the Insured should die during the Grace Period or before the Grace Period Premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the Insured's death. See "Amount of Death Benefit," page __. If the Grace Period Premium has not been paid before the Grace Period ends, Your Policy will lapse. It will have no value and no benefits will be payable. See "REINSTATEMENT," page __.

      A Grace Period also may begin if Outstanding Loans exceed the Policy limit. See "LOAN REPAYMENT; EFFECT IF NOT REPAID," page __.

Net Premium Allocations

      In the application, You specify the percentage of a Net Premium to be allocated to each Subaccount. This allocation must comply with the allocation rules described in the following paragraph. However, until the Period to Examine and Cancel expires, all Net Premiums received are invested in the Money Market Subaccount. The first business day after the period expires, the Policy Account Value in the Money Market Subaccount is transferred and allocated based on the Premium allocation percentages in the application. See "DETERMINING THE POLICY VALUE," page __.

      The Premium allocation percentages specified in the application will apply to subsequent Premiums until You change them. You can change the allocation percentages at any time, subject to the rules below, by sending written notice to Our Administrative Office. The change will apply to all Premiums received with or after Your notice.

Dollar Cost Averaging

      If elected, this option allows for automatic transfer from the Money Market Subaccount into other Subaccounts for a specified dollar amount or number of months not in excess of 24. This option can be elected at any time provided there is a minimum balance of $2,000 in the Money Market Subaccount at the time of election. The allocation to the Subaccounts will be based on Your Premium allocation that is in effect at the time of each transfer. The automatic transfers will begin on the first Monthly Anniversary following the end of Your Free Look Period; or, if You elect the option after Your application has been submitted, the automatic transfers will begin on the second Monthly Anniversary following the receipt of Your request at Our Administrative Office.

      If You elect to transfer a specific dollar amount each month, the automatic transfers will continue until Your Money Market Subaccount is depleted. If You elect to have Your funds transferred over a specific number of months, We will transfer a fraction equal to one divided by the number of months remaining in the period. For example, if You elect to transfer over a 12 month period, the first transfer will be 1/12 of Your Money Market Subaccount value, the second transfer will be for 1/11, the third will be for 1/10 and so on until the end of the requested period.

      Automatic transfers will remain in effect until one of the following conditions occur:

      1. The funds in the Money Market Subaccount are depleted; 2. We receive Your written request at Our Administrative
           Office to cancel future transfers;
      3.   We receive notification of death of the Insured; or
      4.   The Policy lapses.


      Use of Dollar Cost Averaging does not guarantee investment gains or protect against loss in a declining market.

      The allocation and transfer provisions discussed below do not apply to transfers effected under the Dollar Cost Averaging Option.

Allocation Rules. No less than 5% of a Premium may be allocated to any one Subaccount. The sum of Your allocations must equal 100% and each allocation percentage must be a whole number.

Crediting Premiums

      The initial Net Premium will be credited to the Policy as of the Policy Date. Subsequent Planned Periodic Premiums and accepted unplanned premiums will be credited to the Policy and the Net Premiums will be invested as of the date the Premium or notification of deposit is received at Our Administrative Office. However, any Net Premiums requiring underwriting will be allocated to the Money Market Subaccount until underwriting has been completed. When accepted or at the end of the Period to Examine and Cancel, the Policy Account Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated in accordance with the specified allocation percentages. Net Premiums not requiring underwriting will be invested in the Subaccounts according to the specified allocation percentages directly. If additional Premium is rejected, We will refund the excess amount.

Transfers

      You may transfer Policy Account Value among the Subaccounts subject to the following rules, some of which depend on whether Policy Account Value is to be transferred from a Subaccount or the Guaranteed Account. Transfer requests must be in writing. Transfers may not be requested until after the end of the Period to Examine and Cancel (see page __). A transfer will take effect on the date the request is received at Our Administrative Office. We may, however, defer transfers under the same conditions as described in the section "WHEN PROCEEDS ARE PAID," page __. There is no limit on the number of transfers. However, after twelve (12) transfers have been made during a Policy Year, We currently impose a $25 transfer charge on each subsequent transfer. See "TRANSFER CHARGE," page __. The minimum amount of Policy Account Value that may be transferred is $250. If less than the full amount of Policy Account Value in a Subaccount is being transferred from the Subaccount, the amount remaining must be at least $250. If the amount remaining would be less than $250, the full amount of the Policy Account Value will be transferred. The Company reserves the right to increase or decrease the number of "free" transfers allowed in any Policy Year.

      Subaccount Transfer Rules. Transfers among Subaccounts and from Subaccounts to the Guaranteed Account may be made at any time after the Period to Examine and Cancel. All transfers processed on the same business date will count as one transfer for purposes of determining whether the transfer is free or may be subject to the $25 charge.

      Guaranteed Account Transfer Rules. Policy Account Value held in the Guaranteed Account may be transferred to a Subaccount or Subaccounts only during the 60-day period within 30 days before and following the end of each Policy Year. The amount transferred must be at least $250, or the Policy Account Value held in the Guaranteed Account, whichever is less. If the amount transferred is less than the Policy Account Value then held in the Guaranteed Account, at least $250 must remain in the Guaranteed Account. The maximum allowable amount that can be transferred from the Guaranteed Account, at any one time, is 25% of the unloaned portion of the Guaranteed Account. See "DEDUCTIONS FROM THE GUARANTEED ACCOUNT," page __ for additional rules and limits for the Guaranteed Account.

                        GUARANTEED ACCOUNT


      Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 nor has the Guaranteed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      The Guaranteed Account is an account within the general account of the Company. It is part of Our general account assets. Our general account assets are used to support Our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, We have sole discretion over the investment of the assets of the general account. The Policy Loan Account is part of the Guaranteed Account.

Interest Credited on Policy Value in the Guaranteed Account

      Net Premiums allocated to the Guaranteed Account and Policy Account Values transferred from the Subaccounts to the Guaranteed Account are credited to the Guaranteed Account portion of the Policy Account Value. We will credit interest on these amounts at rates We determine in Our sole discretion, but in no event will interest credited on these amounts be less than an effective rate of at least 0.32737% per month, compounded monthly which equates to 4% per year, compounded annually. The Policy Loan Account portion of the Guaranteed Account will be credited with interest at an annual rate that is 2.0% less than the then current Policy loan interest rate.

      However, if at the time of an allocation or transfer to the Guaranteed Account, We are crediting a rate of interest higher than 4%, the higher rate will apply to the amount from the date of its allocation or transfer to the Guaranteed Account through the end of the period during which the excess rate is effective. If a higher rate of interest is credited, different rates of interest may apply to amounts allocated or transferred at different times, and different rates of interest may apply to amounts held in a Policy Loan Account than to the remaining portion of Policy Account Value held in the Guaranteed Account. YOU ASSUME THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR.


Calculating Guaranteed Account Value

      The  Guaranteed   Account  Value  is  calculated  daily.  See
"GUARANTEED ACCOUNT VALUE," page __.

Deductions from the Guaranteed Account

      Amounts allocated to the Guaranteed Account at different times, whether from Net Premiums or transfers, may be credited with different rates of interest. Whenever a charge is deducted from the Policy Account Value in the Guaranteed Account, or an amount is withdrawn from the Policy Account Value in the Guaranteed Account to satisfy a partial surrender, transfer or Policy loan request, the charge or withdrawal will be taken first from the amount most recently allocated to the Guaranteed Account, then the amount next most recently allocated, and so forth. See page __ for limits and restrictions on transfers of Policy Account Value from the Guaranteed Account.

      If there is any Policy Account Value in the Policy Loan Account, it is not available for transfers, partial surrenders or Policy loans, nor any charges deducted from this portion of Policy Account Value. Amounts are transferred to or from the Policy Loan Account only when Policy loans are taken or repayments made. If an amount is transferred from the Policy Loan Account to the remaining portion of the Guaranteed Account Value, it will be treated as a new allocation to the Guaranteed Account and will be credited with interest at the rate then in effect for Guaranteed Account allocations. See "POLICY LOAN ACCOUNT," page __.

Payments from the Guaranteed Account

      We may defer payment of proceeds from the Guaranteed Account for a partial surrender, surrender or Policy loan request for up to six months from the date We receive the written request. If a payment from the Guaranteed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year compounded annually while it is deferred.

                      CHARGES AND DEDUCTIONS


      Periodically, the Company will deduct charges from the Policy Account Value and also from each Premium to cover certain expenses related to issuing and administering the Policy. These charges and deductions are described in the Policy as either guaranteed or current. The Company will never charge more than the guaranteed amount; however, solely within the Company's discretion, it may on a current basis charge less than the guaranteed amount.

Premium Charges

      We will deduct a charge from each Premium. This charge consists of a 5% sales charge plus an explicit percent of Premium equal to the state and local premium tax rate applicable to the Policy (i.e., a typical state premium tax rate would be in the range of 2% to 2.5%). An additional sales charge may be deducted on a partial surrender or surrender of a Policy during the first 14 Policy Years. See "SURRENDER CHARGES", Page__.

      The 5% sales charge partially compensates Us for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

Daily Mortality and Expense Risk Charge

      We deduct a daily charge from assets in the Subaccounts attributable to the Policies for assuming certain mortality and expense risks under the Policy. This charge does not apply to Guaranteed Account assets attributable to the Policies. The guaranteed and current charge is at an annual rate of 0.90% of net assets. Although the charge may be decreased to not less than 0.50% in Policy Years 11 and later, it is guaranteed not to exceed 0.90% for the duration of a Policy. Starting in Policy Year 11, if the current charge is less than .90%, We will notify You before We increase this charge. We may realize a profit from this charge.


     The mortality risk We assume is that the Insureds under the Policies may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against the Policies.


Monthly Deduction

      On the Issue Date and each Monthly Anniversary, We deduct the monthly deduction from the Policy Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. (For this purpose, the Policy Date is treated as a Monthly Anniversary.) The monthly deduction consists of (1) administrative charges (the "Monthly Expense Charge"), (2) insurance charges ("Cost of Insurance Charge"), and (3) any charges for additional benefits added by supplemental agreement to a Policy ("Supplemental Benefit Charges"), as described below. The monthly deduction is deducted from the Accounts pro rata on the basis of the portion of Policy Account Value in each Account. See "DEDUCTIONS FROM THE GUARANTEED ACCOUNT," page ___.

      Current and Guaranteed Expense Charges. The monthly expense charge varies by current Policy Face Amount. There is also an additional monthly charge (see "First Year Additional Charge" in table below) during the first Policy year and the twelve months immediately following an increase in Face Amount.

      The monthly expense charges per Policy varying by the Policy Face Amount and the additional monthly charge during the first Policy Year and every twelve months immediately following an increase in Face Amount for current and guaranteed expense charges are shown below:


========================================----------------============
Monthly Expense Charge Per Policy       Current Charge  Guaranteed
                                                        Charge
========================================----------------============

If Face Amount is between $50,000 and   $7.50           $15.00
$199,999
========================================----------------============
If Face Amount is between $200,000 and  $5.00           $10.00
$499,999
========================================----------------============
If Face Amount is $500,000 or greater   $4.00           $10.00
====================================================================
First Year Additional Charge            $20.00          $25.00
====================================================================


      These charges compensate Us for administrative expenses associated with the Policies and the Separate Account. These expenses relate to Premium billing and collection, recordkeeping, processing Death Benefit claims, Policy Loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records.

      Cost of Insurance Charge. This charge compensates Us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from Monthly Anniversary to Monthly Anniversary. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary.

      The Net Amount at Risk is calculated as (a) minus (b) where
           (a) is the current Death Benefit at the beginning of the Policy month divided by 1.0032737.
           (b)  is current total Policy Account Value.

      The cost of insurance rate for a Policy is based on the Attained Age, sex and rate class of the Insured, and therefore varies from time to time. We currently place Insureds in one of three basic rate classifications, based on our underwriting: a smoker, a nonsmoker standard, or a rate class involving a higher mortality risk (a "substandard class"). Insureds Attained Age 14 and under are placed in a rate class that does not distinguish between smoker and nonsmoker, and are assigned to a smoker class at Attained Age 15 unless they have provided satisfactory evidence that they qualify for a nonsmoker class.

      We place the Insured in a rate class when We issue the Policy, based on Our underwriting of the application. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, We conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

      If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the policy Face Amount, For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Policy Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Policy Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

      If the death benefit equals the Policy Account Value multiplied by the applicable death benefit corridor percentage, any increase in Policy Account Value will cause an automatic increase in death benefit. The attained age and underwriting class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

      If there is a decrease in Face Amount after there had been prior increases to the Face Amount, then for purposes of calculating the cost of insurance charge, the decrease will first be applied to reduce any prior increases in Face Amount, starting with the most recent increase in Face Amount and then to each prior increase.

      The guaranteed cost of insurance rates for substandard policies issued on a table rated basis are based on multiples of the 1980 CSO tables. The substandard multiple applicable depends on the substandard underwriting classification assigned to the insured. Currently, multiples range from 125% to 500% of the 1980 CSO tables.

      The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples if applicable), the current net amount at risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

      Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on Our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In the Company's discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

      Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

      We do not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term Policy issued by the Company. See "SUPPLEMENTAL BENEFITS," page __. In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term Policy.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, Premiums and benefits under Policies covering males and females of the same age will generally differ.

      We do, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, We may offer Policies with unisex mortality tables to such prospective purchasers.


Supplemental  Benefit Charges.  See  "SUPPLEMENTAL  BENEFITS," page
- --.


Transfer Charge

      We currently impose a $25 transfer charge on any transfer of Policy Account Value among the subaccounts in excess of twelve free transfers permitted each Policy Year. If the charge is imposed, it will be deducted from the amount requested to be transferred before allocation to the new Subaccount(s) and shown in the Confirmation of the transaction. If an amount is being transferred from more than one Subaccount, the transfer charge will be deducted proportionately from the amount being transferred from each Subaccount. This charge, if imposed, will reimburse Us for administrative expenses incurred in effecting transfers. We do not anticipate making any profit on this charge.

Surrender Charges

      If the Policy is surrendered during the first 14 Policy Years, We will deduct a Surrender Charge for the initial Face Amount. If a Policy is surrendered within 14 years after an increase in Face Amount, We will deduct a Surrender Charge for the increase in Face Amount. The Surrender Charge will be deducted before any surrender proceeds are paid.

      Surrender Charge for Initial Face Amount. The surrender charge for the initial Face Amount will be no greater than the sum of (1) and (2) times a duration factor (as shown in the table below), where:

      (1) is equal to 25% of the first year paid Premium up to the surrender charge premium (which is an amount calculated separately for each Policy based on age, sex and smoker/nonsmoker class and is provided in the Appendix); and

      (2) is equal to 4% of the first year paid Premium in excess of the surrender charge premium.

      The following table lists the Policy duration factor as described above:


                 ==========================================
                       Policy          Surrender Charge
                      Duration              Factor

                 ==========================================
                         1                   100%
                         2                   100%
                         3                   100%
                         4                   100%
                         5                   100%
                         6                   90%
                         7                   80%
                         8                   70%
                         9                   60%
                         10                  50%
                         11                  40%
                         12                  30%
                         13                  20%
                         14                  10%
                        15+                   0%
                 ==========================================


      A Table of Surrender Charge Premiums for various ages, sex and Face Amount in the nonsmoker class is shown in Appendix B.

      An increase in the Face Amount of the Policy will result in an additional surrender charge during the 14 years. The additional surrender charge period will begin on the effective date of the increase.


      If the Face Amount of the Policy is reduced before the end of the 14th Policy Year or within 14 years immediately following a Face Amount increase, We may also deduct a pro rata share of any applicable surrender charge from Your Policy Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in the Face Amount of the Policy in the reverse order in which such increases took place, and then to the original Face Amount of the Policy.


Partial Surrender Charge

      The Partial Surrender Charge is equal to a pro rata portion of the surrender charge that would apply to a full surrender, determined by multiplying the applicable full surrender charge by a fraction (equal to the partial surrender amount payable plus the Partial Surrender Administrative Charge divided by the result of subtracting the applicable surrender charge from the unloaned portion of the Policy Account Value). This amount is assessed against the Subaccounts or the Guaranteed Account in the same manner as provided for with respect to the partial surrender amount paid.

      A partial surrender charge is also deducted from the Policy Account Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

Partial Surrender Administrative Charge

      We will deduct an administrative charge upon a partial surrender. This charge is $25. If required by the insurance regulations of any state, the administrative charge for a partial surrender will be equal to the lesser of $25 or 2% of the amount surrendered. This charge will be deducted from the Policy Account Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount. See page __ for rules for allocating the deduction and Partial Surrenders on page__. We do not anticipate making a profit on this charge.

      Each partial surrender will reduce the Policy Account Value by the amount of partial surrender plus the proportional surrender charge and $25 fee. If the Death Benefit coverage is the Level Death Benefit Option, the Face Amount will also be reduced by the amount of the partial surrender in the following order:


      1. The most recent increase in the Face Amount, if any, will be reduced first;
      2. The next most recent increases in the Face Amount, if any, will then be successively decreased.

      3. The initial Face Amount will then be decreased.

Discount Purchase Programs

      The amount of the Surrender Charge may be reduced or eliminated when sales of the Policies are made to individuals or to groups of individuals in a manner that, in the opinion of the Company, results in savings of sales expenses. For purchases made by officers, directors and employees of the Company, an affiliate, or any individual, firm, or company that has executed the necessary agreements to sell the Policies, and members of the immediate families of such officers, directors, and employees, the Company may reduce or eliminate the Surrender Charge.

                HOW YOUR POLICY ACCOUNT VALUES VARY


      There is no minimum guaranteed Policy Account Value or Net Cash Surrender Value. These values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Guaranteed Account, and will depend on the allocation of Policy Account Value. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the monthly deduction to be deducted on that date (see page __), the Policy will be in default and a Grace Period will begin.

Determining the Policy Account Value

      On the Policy Date the Policy Account Value is equal to the initial Net Premium. If the Policy Date and the Issue Date are the same day, the Policy Account Value is equal to the initial Net Premium, less the monthly deduction. On each Valuation Date thereafter, the value is the aggregate of the accumulation values in the Subaccounts and the Guaranteed Account portion of the Policy Account Value. The Policy Account Value will vary to reflect the performance of the Subaccounts to which amounts have been allocated, interest credited on amounts allocated to the Guaranteed Account, charges, transfers, withdrawals, Policy loans and Policy loan repayments.

      Accumulation Unit Values. When You allocate an amount to a Subaccount, either by Net Premium allocation or transfer of Policy Account Value, Your Policy is credited with accumulation units in that Subaccount. The number of accumulation units is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

      The number of Subaccount accumulation units credited to Your Policy will increase when Net Premiums are allocated to the Subaccount, amounts are transferred to the Subaccount and loan repayments are credited to the
Subaccount. The number of Subaccount accumulation units credited to a Policy will decrease when the allocated portion of the monthly deduction is taken from the Subaccount, a Policy loan is taken from the Subaccount, an amount is transferred from the Subaccount, or a partial surrender, including the partial surrender charge, is taken from the subaccount.

      A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio, and may increase or decrease from one Valuation Date to the next. The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

      Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any dividend or capital gain distributions on Fund shares and the deduction of the daily mortality and expense risk charge.

      Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of the Policy Account Value of a Policy is the total of all Net Premiums allocated to the Guaranteed Account, plus any amounts transferred to the Guaranteed Account, plus interest credited on such Net Premiums and amounts, less the amount of any transfers from the Guaranteed Account, less the amount of any partial surrenders, including the partial surrender charges, taken from the Guaranteed Account, and less the pro rata portion of the monthly deduction deducted from the Guaranteed Account. If there have been any Policy Loans, the Guaranteed Account Value is further adjusted to reflect the amount in the Policy Loan Account held in the Guaranteed Account, including transfers to and from the Policy Loan Account as loans are taken and repayments are made, and interest credited on the Policy Loan Account.

Net Policy Account Value

      The Net Policy Account Value on a Valuation Date is the Policy Account Value less Outstanding Loans on that date.

Cash Surrender Value

      The Cash Surrender Value on a Valuation Date is the Policy Account Value reduced by any surrender charge that would be assessed if the Policy were surrendered on that date. The Cash Surrender Value is used to calculate the loan value and to determine whether Outstanding Loans exceed the Policy limits (see page __). The loan value may not exceed 90% of the Net Cash Surrender Value at the time the loan is made.

Net Cash Surrender Value

      The Net Cash Surrender Value on a Valuation Date is equal to the Net Policy Account Value reduced by any surrender charge that would be imposed if the Policy were surrendered on that date. It is the amount received upon a full surrender of the Policy.

             DEATH BENEFIT AND CHANGES IN FACE AMOUNT


      As long as the Policy remains in force, We will pay the Death Benefit upon receipt at Our Administrative Office of satisfactory proof of the Insured's death. We will require return of the Policy. The Death Benefit will be paid in a lump sum generally within seven days after We receive due proof of the death of the Insured, (see "WHEN PROCEEDS ARE PAID," page __) or, if elected, under a payment option (see "PAYMENT OPTIONS," page __). The Death Benefit will be paid to the Beneficiary. See "SELECTING AND CHANGING THE BENEFICIARY," page __.

      If part or all of the Death Benefit is paid in one sum, the Company will pay interest on this sum from the date of the Insured's death to the date of payment. We determine the interest rate, but it will not be less than a rate of 3% per year compounded annually.

Death Benefit Options

      The Policy Owner may choose one of two Death Benefit Options, which will determine the Death Benefit. Under Option I, the Death Benefit is the greater of the Face Amount or the applicable percentage of Policy Account Value on the date of the Insured's death. Under Option II, the Death Benefit is the greater of the Face Amount plus the Policy Account Value, or the applicable percentage of the Policy Account Value, on the date of the Insured's death.

      If investment performance is favorable the amount of the Death Benefit may increase. However, under Option I, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all, whereas under Option II, the Death Benefit will vary directly with the investment performance of the Policy Account Value. To see how and when investment performance may begin to affect the Death Benefit, please see the illustrations beginning on page __.

      The applicable percentage of Policy Account Value is 250% when the Insured is Attained Age 40 or less, and decreases each year thereafter to 100% when the Insured is Attained Age 95. A table showing the applicable percentages for Attained Ages 0 to 99 is shown below. The Internal Revenue Code requires that the applicable percentage requirements be met in order for the Policy to qualify under the Code as life insurance.



====================================================================
                  Table of Applicable Percentages
====================================================================
           Attained Age              Percentage of Policy
                                     Account Value

             Under 40                   250%
                45                      215%
                50                      185%
                55                      150%
                60                      130%
                70                      115%
          75 through 90                 105%
          95 through 99                 100%


====================================================================


      The initial Face Amount is set at the time the Policy is issued. You may increase or decrease the Face Amount from time to time, as discussed below. You select from Options I or II when you apply for the Policy. You also may change the Option, as discussed below.

Changes in Death Benefit Options

      You can change Your Death Benefit Option on Your Policy subject to the following rules. After any change, We may require that You submit evidence, satisfactory to Us that the Insured is then insurable. If You ask Us to change from Option I to Option II, We will decrease the Face Amount of the Policy by the amount in Your Policy Account Value on the date the change takes effect. However, We reserve the right to decline to make such change if it would reduce the Face Amount of this Policy below the minimum Face Amount for which We would then issue the Policy under Our rules. If You ask Us to change from Option II to Option I, We will increase the Face Amount of this Policy by the amount in Your Policy Account Value on the date the change takes effect. Such decreases and increases in the Face Amount of the Policy are made so that the Death Benefit remains the same on the date the change takes effect. However, if Your Death Benefit is determined by a percentage multiple of the Policy Account Value, there may be an increase in the Death Benefit.

      The change will take effect at the beginning of the Policy Month that coincides with or next follows the date We approve Your request.

      We reserve the right to decline to make any change that We determine would cause the Policy to fail to qualify as life insurance under applicable tax law as interpreted by Us.

      You may ask for a change by completing an Application For Change, which You can get from Our agent or by writing to Us at Our Administrative Office. A copy of Your Application For Change will be attached to the new policy information section of the Policy that We will issue when the change is made. The new section and the Application For Change will become a part of the Policy. We may require You to return the Policy to Our Administrative Office to make a Policy change.

Changes in Face Amount


      At any time after the first Policy Year while the Policy is in force, You may request a change in the Face Amount, subject to the following conditions. No change will be permitted that would result in Your Policy's death benefit not being excludable from gross income due to not satisfying the requirements of
Section 7702 of the Internal Revenue Code. (See TAXCONSIDERATIONS, Page __.)


      Any increase in the Face Amount must be at least $10,000, however, the resulting Face Amount of the Policy after the increase may not be in excess of twice the Face Amount of the Policy on the Issue Date. A written application must be submitted to Our Administrative Office along with evidence of insurability satisfactory to the Company. A change in the Planned Periodic Premium may be advisable. See "PREMIUMS UPON INCREASE IN FACE AMOUNT," page __. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Policy Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. You must return Your Policy so We can amend the Policy to reflect the increase. There will be an additional $20 per month in Monthly Expense Charges imposed on the contract for the next twelve months immediately following the effective date of such an increase.

      Any decrease in the Face Amount must be at least $5,000 and the Face Amount after the decrease must be at least $50,000. In addition, no decrease may be made in the first twelve months following the effective date of an increase in Face Amount. During the first five Policy years, the Face Amount may not be decreased by more than 10 percent of the initial Face Amount in any one Policy Year. A decrease in Face Amount will become effective on the Monthly Anniversary that coincides with or next follows Our receipt of a request at Our Administrative Office.


      There is an impact on Surrender Charges for both increases and decreases in Face Amount. (See SURRENDER CHARGES, Page __.) In addition, an increase or decrease in face amount may impact the status of the Policy as a Modified Endowment Contract. (See "TAX CONSIDERATIONS," page __.)


Selecting and Changing the Beneficiary

      You select a Beneficiary in Your application. You may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Owner's estate will be the Beneficiary.

                           CASH BENEFITS

Policy Loans


      You may borrow up to the loan value of Your Policy at any time after the first twelve months of the Policy, or after the first twelve months following any increase in Face Amount, by submitting a written request to Our Administrative Office. The minimum amount You may borrow is $500. The loan value is 90% of Your Net Cash Surrender Value. Outstanding Policy loans reduce the amount of the loan value available for new Policy loans. Policy loans will be processed as of the date Your written request is received and loan proceeds generally will be sent to You within seven days. See "WHEN PROCEEDS ARE PAID," page __, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __. In addition, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. (See "TAX CONSIDERATIONS," page __.)


      Interest. We will charge interest daily on any outstanding Policy loan at a declared annual rate not in excess of 8.00%. The current rate, subject to change by the Company, is 8.00%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding Policy loan.

      Outstanding Loans. Unrepaid Policy loans (including unpaid interest added to the Loan) plus accrued interest not yet due equals the Outstanding loans.

      Loan Repayment; Effect if Not Repaid. You may repay all or part of Your Outstanding loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to Our Administrative Office and will be credited as of the date received. If the Death Benefit becomes payable while a Policy loan is outstanding, the Outstanding Loan will be deducted in calculating the Death Benefit. If the Outstanding loans exceed the Net Cash Surrender Value on any monthly anniversary, the Policy will be in default. We will send You, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

      Policy Loan Account. When a Policy loan is made, an amount equal to the loan proceeds is withdrawn from the Policy Account Value in the Subaccounts. This withdrawal is made pro rata on the basis of the Policy Account Value in each Subaccount unless You direct a different allocation when requesting the loan. The loan amount withdrawn is then transferred to the Policy loan Account in the Guaranteed Account. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Policy loan Account to the Subaccounts in accordance with Your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Policy Account Value, but other Policy values, such as the Net Policy Value and Net Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Policy loan Account.

      Policy Loan Net Cost. The maximum net cost of a Loan is 2.00% per year (the difference between the rate of interest We charge in Policy loans and the amount We credit on the equivalent amount held in the Policy Loan Account). In addition, We currently intend to credit 6.00% on the amount held in the Policy Loan Account during the first 10 Policy Years. The net loan cost during the first 10 Policy Years will always be no more than 2.00%.

      For Policy Years 11 and later, a portion of the maximum loanable amount may be available on a preferred loan basis. The amount available on a preferred basis is the excess, if any, of the Policy Account Value over the sum of the Premiums paid. For a preferred loan, the interest rate charged and credited to the preferred portion of the loan value will be the same.

      Effect of Policy Loan. A Policy Loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy Account Values because the investment results of the Subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the Loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Account while the Policy Loan is outstanding, the effect could be favorable or unfavorable. Also, Policy Loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate.

Surrendering the Policy for Net Cash Surrender Value

      You may surrender your Policy at any time for its Net Cash Surrender Value by submitting a written request to Our Administrative Office. We will require return of the Policy. A Surrender Charge may apply. See "SURRENDER CHARGES," page __. A surrender request will be processed as of the date Your written request and all required documents are received and generally will be paid within seven days. See "WHEN PROCEEDS ARE PAID," page __, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __. The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. See "PAYMENT OPTIONS," page __. Your Policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.

Partial Surrenders

      We will not allow a partial surrender during the first twelve months of the Policy or during the first twelve Policy months immediately following an increase in the Face Amount of the Policy. After the first Policy year, You may make partial surrenders under Your Policy up to a maximum of 90% of the Net Cash Surrender Value subject to the following conditions. You must submit a written request to Our Administrative Office. The Net Cash Surrender Value must exceed $500 after the partial surrender is deducted from the Policy Account Value. No more than two partial surrenders may be made during a Policy Year, and each partial surrender must be at least $500. A partial surrender charge and an administrative charge will be assessed on a partial surrender. See "PARTIAL SURRENDER CHARGE," page __. This charge will be deducted from Your Policy Account Value along with the amount requested to be surrendered and will be considered part of the partial surrender (together, the "partial surrender amount"). Policy Account Values will be reduced by the partial surrender amount.

      When You request a partial surrender, You can direct how the partial surrender amount will be deducted from Your Policy Account Value in the Accounts. If You provide no directions, the partial surrender amount will be deducted from Your Policy Account Value in the Accounts on a pro rata basis. See "Deductions from the Guaranteed Account," page __.

      If the Option I is in effect, the Face Amount will also be reduced by the partial surrender amount. If the Face Amount has been increased, the partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the initial Face Amount. No partial surrender may be made that would reduce the Face Amount to less than $50,000.

      Partial surrender requests will be processed as of the date your written request is received, and generally will be paid within seven days. See "WHEN PROCEEDS ARE PAID," page __, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page
__.


      Surrenders of all or part of a Policy may have tax consequences. (See "TAX CONSIDERATIONS," page __.)


Maturity Benefit

     The Maturity Date is the Policy Anniversary following Insured's Attained Age 99 unless you requested an extended Maturity Date. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to You. The Maturity Benefit is equal to the Policy Account Value less Outstanding Loans on the Maturity Date. Maturity of a Policy may have tax consequences. (See "TAX CONSIDERATIONS," page __.)



Payment Options

      The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of guaranteed benefit payments.

 ILLUSTRATIONS OF POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES, DEATH
                 BENEFITS AND ACCUMULATED PREMIUMS


      The following tables have been prepared to show how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Net Cash Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premiums were paid annually and the return on the assets in the selected Funds was an average rate of 0%, 6% or 12%. The tables also show Planned Periodic Premiums accumulated at 5% interest.


      The tables reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of .78% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


      In addition, the tables reflect the daily charge to the Separate Account for assuming mortality and expense risks, which is equivalent to an effective annual charge at the guaranteed maximum rate of 0.90% which is also the current rate. In Policy Years 11 and later, the Company may reduce the effective annual charge to a current rate of no less than 0.50%. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of - 1.74%, 4.26% and 10.26%.

      The tables also reflect the deduction of the monthly expense charge and the monthly Cost of Insurance Charge for the hypothetical Insured. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges We have the contractual right to charge are reflected in separate tables on each of the following pages. All the tables reflect the fact that no charges for federal income taxes are currently made against the Separate Account and assume no Outstanding Loans or charges for supplemental benefits. The tables also reflect a state premium tax rate of 2.00%.

      The illustrations are based on Our sex distinct rates for nonsmokers. Upon request, We will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                          Illustration of Policy Values
                           AIG Life Insurance Company

Male Issue Age 40                                                Non Smoker
                            $3,200 Annual Premium
                            $250,000 Face Amount
                         Death Benefit Option (Level)



                                      Using Current Cost of Insurance Rates
                        ------------------------------------------------------------------------------------------
                                 0% Hypothetical               6% Hypothetical               12% Hypothetical
           Premiums       Gross Investment Return       Gross Investment Return       Gross Investment Return
           Accumulated   -----------------------------------------------------------  -----------------------------
 End of    at 5.00%      Policy   Net Cash             Policy   Net Cash             Policy    Net Cash
 Policy    Interest      Account  Surrender Death      Account  Surrender  Death     Account  Surrender  Death
  Year     Per Year       Value    Value    Benefit      Value     Value   Benefit     Value    Value    Benefit

    1         $3,360      $2,207    $1,407 $250,000       $2,360   $1,560  $250,000    $2,513    $1,713  $250,000
    2         $6,888      $4,600    $3,800 $250,000       $5,049   $4,249  $250,000    $5,518    $4,718  $250,000
    3        $10,592      $6,942    $6,142 $250,000       $7,842   $7,042  $250,000    $8,817    $8,017  $250,000
    4        $14,482      $9,232    $8,432 $250,000      $10,741   $9,941  $250,000   $12,440   $11,640  $250,000
    5        $18,566     $11,456   $10,656 $250,000      $13,737  $12,937  $250,000   $16,404   $15,604  $250,000
    6        $22,854     $13,577   $12,857 $250,000      $16,793  $16,073  $250,000   $20,707   $19,987  $250,000
    7        $27,357     $15,610   $14,970 $250,000      $19,928  $19,288  $250,000   $25,397   $24,757  $250,000
    8        $32,085     $17,560   $17,000 $250,000      $23,149  $22,589  $250,000   $30,522   $29,962  $250,000
    9        $37,049     $19,466   $18,986 $250,000      $26,500  $26,020  $250,000   $36,166   $35,686  $250,000
    10       $42,262     $21,299   $20,899 $250,000      $29,957  $29,557  $250,000   $42,356   $41,956  $250,000
    11       $47,735     $23,126   $22,806 $250,000      $33,633  $33,313  $250,000   $49,321   $49,001  $250,000
    12       $53,482     $24,863   $24,623 $250,000      $37,421  $37,181  $250,000   $56,982   $56,742  $250,000
    13       $59,516     $26,524   $26,364 $250,000      $41,342  $41,182  $250,000   $65,432   $65,272  $250,000
    14       $65,851     $28,109   $28,029 $250,000      $45,405  $45,325  $250,000   $74,762   $74,682  $250,000
    15       $72,504     $29,596   $29,596 $250,000      $49,595  $49,595  $250,000   $85,055   $85,055  $250,000
    16       $79,489     $30,937   $30,937 $250,000      $53,877  $53,877  $250,000   $96,390   $96,390  $250,000
    17       $86,824     $32,150   $32,150 $250,000      $58,273  $58,273  $250,000  $108,906  $108,906  $250,000
    18       $94,525     $33,204   $33,204 $250,000      $62,767  $62,767  $250,000  $122,731  $122,731  $250,000
    19      $102,611     $34,080   $34,080 $250,000      $67,350  $67,350  $250,000  $138,020  $138,020  $250,000
    20      $111,102     $34,818   $34,818 $250,000      $72,067  $72,067  $250,000  $154,987  $154,987  $250,000
    25      $160,363     $36,341   $36,341 $250,000      $98,065  $98,065  $250,000  $272,132  $272,132  $332,001
    30      $223,235     $32,529   $32,529 $250,000     $128,569 $128,569  $250,000  $463,786  $463,786  $537,992




The above  illustrations are based on the following:
 (1)  Assumes no policy loans have been made.
 (2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $35.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for all years.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

 (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

  ------------------------------------------------------------------------------

     THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


- ------------------------------------------------------------------------------

                          Illustration of Policy Values
                           AIG Life Insurance Company


                                                   Non Smoker

Male Issue Age 40
                                      $3,200 Annual Premium
                                    $250,000 Face Amount
                                Death Benefit Option (Level)



                             Using Guaranteed Cost of Insurance Rates
             ------------------------------------------------------------------------------------------
                             0% Hypothetical               6% Hypothetical               12% Hypothetical
            Premiums        Gross Investment Return       Gross Investment Return       Gross Investment Return
            Accumulated    -----------------------------------------------------------  -----------------------------
  End of    at 5.00%      Policy       Net Cash          Policy       Net   Cash         Policy        Net Cash
  Policy    Interest      Account  Surrender Death      Account  Surrender  Death      Account  Surrender  Death
   Year     Per Year       Value    Value   Benefit      Value      Value   Benefit      Value    Value    Benefit

    1         $3,360      $1,929    $1,129  $250,000      $2,072    $1,272  $250,000     $2,217   $1,417  $250,000
    2         $6,888      $4,084    $3,284  $250,000      $4,500    $3,700  $250,000     $4,934   $4,134  $250,000
    3        $10,592      $6,163    $5,363  $250,000      $6,990    $6,190  $250,000     $7,887   $7,087  $250,000
    4        $14,482      $8,163    $7,363  $250,000      $9,542    $8,742  $250,000    $11,095  $10,295  $250,000
    5        $18,566     $10,082    $9,282  $250,000     $12,154   $11,354  $250,000    $14,583  $13,783  $250,000
    6        $22,854     $11,914   $11,194  $250,000     $14,823   $14,103  $250,000    $18,373  $17,653  $250,000
    7        $27,357     $13,657   $13,017  $250,000     $17,549   $16,909  $250,000    $22,496  $21,856  $250,000
    8        $32,085     $15,307   $14,747  $250,000     $20,331   $19,771  $250,000    $26,983  $26,423  $250,000
    9        $37,049     $16,861   $16,381  $250,000     $23,167   $22,687  $250,000    $31,869  $31,389  $250,000
    10       $42,262     $18,314   $17,914  $250,000     $26,053   $25,653  $250,000    $37,193  $36,793  $250,000
    11       $47,735     $19,656   $19,336  $250,000     $28,984   $28,664  $250,000    $42,996  $42,676  $250,000
    12       $53,482     $20,877   $20,637  $250,000     $31,950   $31,710  $250,000    $49,320  $49,080  $250,000
    13       $59,516     $21,963   $21,803  $250,000     $34,941   $34,781  $250,000    $56,214  $56,054  $250,000
    14       $65,851     $22,898   $22,818  $250,000     $37,944   $37,864  $250,000    $63,730  $63,650  $250,000
    15       $72,504     $23,671   $23,671  $250,000     $40,948   $40,948  $250,000    $71,935  $71,935  $250,000
    16       $79,489     $24,264   $24,264  $250,000     $43,940   $43,940  $250,000    $80,899  $80,899  $250,000
    17       $86,824     $24,666   $24,666  $250,000     $46,911   $46,911  $250,000    $90,711  $90,711  $250,000
    18       $94,525     $24,867   $24,867  $250,000     $49,853   $49,853  $250,000   $101,473 $101,473  $250,000
    19      $102,611     $24,847   $24,847  $250,000     $52,751   $52,751  $250,000   $113,299 $113,299  $250,000
    20      $111,102     $24,581   $24,581  $250,000     $55,585   $55,585  $250,000   $126,316 $126,316  $250,000
    25      $160,363     $18,300   $18,300  $250,000     $67,787   $67,787  $250,000   $215,587 $215,587  $263,016
    30      $223,235          $0        $0        $0     $72,956   $72,956  $250,000   $360,128 $360,128  $417,749




The above  illustrations are based on the following:
 (1)  Assumes no policy loans have been made.
 (2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $35.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for all years.
 (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
 (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.



 ===============================================================================


THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



==============================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company
 Male Issue Age 50
                    $8,500 Annual Premium              Non Smoker
                    $400,000 Face Amount
                Death Benefit Option (Level)

                               Using Current Cost of Insurance Rates
                        -------------------------------------------------------------------------------------------------------
                                 0% Hypothetical               6% Hypothetical                    12% Hypothetical
           Premiums       Gross Investment Return             Gross Investment Return             Gross Investment Return
           Accumulated   -------------------------            ------------------------            ------------------------------
 End of    at 5.00%      Policy     Net Cash                  Policy     Net Cash                 Policy      Net Cash
 Policy    Interest      Account    Surrender  Death          Account    Surrender    Death       Account     Surrender  Death
  Year     Per Year       Value     Value      Benefit        Value      Value       Benefit      Value       Value      Benefit

    1        $8,925       $6,121      $3,996   $400,000        $6,535     $4,410    $400,000       $6,950      $4,825   $400,000
    2       $18,296      $12,273     $10,148   $400,000       $13,487    $11,362    $400,000      $14,751     $12,626   $400,000
    3       $28,136      $18,243     $16,118   $400,000       $20,655    $18,530    $400,000      $23,268     $21,143   $400,000
    4       $38,468      $24,036     $21,911   $400,000       $28,054    $25,929    $400,000      $32,581     $30,456   $400,000
    5       $49,316      $29,614     $27,489   $400,000       $35,654    $33,529    $400,000      $42,734     $40,609   $400,000
    6       $60,707      $34,905     $32,993   $400,000       $43,391    $41,478    $400,000      $53,747     $51,835   $400,000
    7       $72,667      $39,940     $38,240   $400,000       $51,303    $49,603    $400,000      $65,747     $64,047   $400,000
    8       $85,226      $44,675     $43,187   $400,000       $59,355    $57,867    $400,000      $78,804     $77,316   $400,000
    9       $98,412      $49,084     $47,809   $400,000       $67,531    $66,256    $400,000      $93,018     $91,743   $400,000
    10     $112,258      $53,238     $52,176   $400,000       $75,910    $74,848    $400,000     $108,596    $107,533   $400,000
    11     $126,796      $57,337     $56,487   $400,000       $84,816    $83,966    $400,000     $126,178    $125,328   $400,000
    12     $142,060      $61,256     $60,619   $400,000       $94,065    $93,427    $400,000     $145,658    $145,021   $400,000
    13     $158,088      $64,942     $64,517   $400,000      $103,633   $103,208    $400,000     $167,233    $166,808   $400,000
    14     $174,918      $68,364     $68,152   $400,000      $113,518   $113,306    $400,000     $191,153    $190,940   $400,000
    15     $192,589      $71,502     $71,502   $400,000      $123,733   $123,733    $400,000     $217,717    $217,717   $400,000
    16     $211,143      $74,338     $74,338   $400,000      $134,293   $134,293    $400,000     $247,273    $247,273   $400,000
    17     $230,625      $76,819     $76,819   $400,000      $145,192   $145,192    $400,000     $280,214    $280,214   $400,000
    18     $251,082      $78,888     $78,888   $400,000      $156,427   $156,427    $400,000     $317,006    $317,006   $400,000
    19     $272,561      $80,501     $80,501   $400,000      $168,011   $168,011    $400,000     $358,141    $358,141   $419,025
    20     $295,114      $81,620     $81,620   $400,000      $179,971   $179,971    $400,000     $403,562    $403,562   $468,132
    25     $425,964      $77,600     $77,600   $400,000      $246,631   $246,631    $400,000     $712,086    $712,086   $761,932
    30     $592,967      $51,180     $51,180   $400,000      $332,656   $332,656    $400,000   $1,219,983  $1,219,983 $1,280,982




 The above illustrations are based on the following:
   (1) Assumes no policy loans have been made.
   (2) Current values reflect  current cost of insurance  rates, a state premium tax rate of 2.00%, a combined  administrative  charge of $25.00 per month in year 1 and $5.00 per month  thereafter,  and a  mortality  and expense risk  charge of 0.90% of assets  for the first 10 policy  years and 0.50%
       for policy years eleven and later.
   (3) Net  investment   returns  are  calculated  as  the  hypothetical   gross
       investment   returns  less  all  charges  and  deductions  shown  in  the prospectus.
   (4) Assumes  that the premium is paid at the  beginning  of the policy  year.
       Values  would be  different  if the  premiums  are paid with a  different frequency or in different amounts.

================================================================================


THE  HYPOTHETICAL  INVESTMENT  RATE OF RETURN SHOWN ABOVE AND  ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN  THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  PREVAILING  RATES  AND  RATES  OF
INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, OR 12% OVER A PERIOD
OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY
YEARS.  NO  REPRESENTATION  CAN BE MADE BY THE  COMPANY  OR THE FUND THAT  THESE
HYPOTHETICAL  RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER
ANY PERIOD OF TIME.


===============================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company

Male Issue Age 50                                           Non Smoker
                           $8,500 Annual Premium
                           $400,000 Face Amount
                       Death Benefit Option (Level)



                            Using Guaranteed Cost of Insurance Rates
                     -----------------------------------------------------------------------------------------------------
                              0% Hypothetical                   6% Hypothetical                   12% Hypothetical
              Premiums     Gross Investment Return           Gross Investment Return            Gross Investment Return
             Accumulated   -----------------------------------------------------------------  ---------------------------
    End      at 5.00%      Policy    Net Cash                Policy   Net Cash                 Policy    Net Cash
   Policy    Interest      Account  Surrender    Death       Account  Surrender   Death       Account    Surrender    Death
   Year      Per Year      Value     Value     Benefit       Value     Value    Benefit       Value       Value     Benefit


   1          $8,925       $5,364     $3,239   $400,000       $5,755     $3,630   $400,000      $6,146     $4,021    $400,000
   2         $18,296      $10,785     $8,660   $400,000      $11,906     $9,781   $400,000     $13,076    $10,951    $400,000
   3         $28,136      $15,941    $13,816   $400,000      $18,144    $16,019   $400,000     $20,537    $18,412    $400,000
   4         $38,468      $20,811    $18,686   $400,000      $24,450    $22,325   $400,000     $28,563    $26,438    $400,000
   5         $49,316      $25,378    $23,253   $400,000      $30,809    $28,684   $400,000     $37,199    $35,074    $400,000
   6         $60,707      $29,621    $27,709   $400,000      $37,201    $35,289   $400,000     $46,494    $44,582    $400,000
   7         $72,667      $33,525    $31,825   $400,000      $43,614    $41,914   $400,000     $56,512    $54,812    $400,000
   8         $85,226      $37,081    $35,594   $400,000      $50,042    $48,555   $400,000     $67,334    $65,846    $400,000
   9         $98,412      $40,262    $38,987   $400,000      $56,462    $55,187   $400,000     $79,034    $77,759    $400,000
   10       $112,258      $43,034    $41,971   $400,000      $62,846    $61,784   $400,000     $91,700    $90,637    $400,000
   11       $126,796      $45,359    $44,509   $400,000      $69,162    $68,312   $400,000    $105,429   $104,579    $400,000
   12       $142,060      $47,196    $46,558   $400,000      $75,375    $74,737   $400,000    $120,340   $119,703    $400,000
   13       $158,088      $48,478    $48,053   $400,000      $81,428    $81,003   $400,000    $136,556   $136,131    $400,000
   14       $174,918      $49,137    $48,924   $400,000      $87,265    $87,053   $400,000    $154,232   $154,019    $400,000
   15       $192,589      $49,104    $49,104   $400,000      $92,831    $92,831   $400,000    $173,563   $173,563    $400,000
   16       $211,143      $48,311    $48,311   $400,000      $98,072    $98,072   $400,000    $194,794   $194,794    $400,000
   17       $230,625      $46,688    $46,688   $400,000     $102,935   $102,935   $400,000    $218,226   $218,226    $400,000
   18       $251,082      $44,160    $44,160   $400,000     $107,368   $107,368   $400,000    $244,233   $244,233    $400,000
   19       $272,561      $40,625    $40,625   $400,000     $111,298   $111,298   $400,000    $273,263   $273,263    $400,000
   20       $295,114      $35,944    $35,944   $400,000     $114,620   $114,620   $400,000    $305,861   $305,861    $400,000
   25       $425,964           $0         $0         $0     $115,553   $115,553   $400,000    $534,589   $534,589    $572,010
   30       $592,967           $0         $0         $0      $60,929    $60,929   $400,000    $902,453   $902,453    $947,576




     The above illustrations are based on the following:

     (1) Assumes no policy loans have been made.
     (2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $35.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for all years.
     (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.



 ===============================================================================


THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


===============================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company
 Male Issue Age 35                                              Non Smoker
                              $2,000 Annual Premium
                               $200,000 Face Amount
                           Death Benefit Option (Level)



                         Using Current Cost of Insurance Rates
                        ----------------------------------------------------------------------------------------
                              0% Hypothetical              6% Hypothetical              12% Hypothetical
           Premiums        Gross Investment Return      Gross Investment Return       Gross Investment Return
           Accumulated   --------------------------   ---------------------------  ------------------------------
  End of   at 5.00%     Policy   Net Cash             Policy    Net Cash            Policy    Net Cash
  Policy   Interest    Account  Surrender   Death     Account  Surrender   Death     Account  Surrender     Death
   Year    Per Year     Value     Value    Benefit     Value    Value      Benefit     Value    Value       Benefit

  1        $2,100      $1,278      $778   $200,000      $1,370      $870   $200,000    $1,463      $963     $200,000
  2        $4,305      $2,763    $2,263   $200,000      $3,034    $2,534   $200,000    $3,316    $2,816     $200,000
  3        $6,620      $4,210    $3,710   $200,000      $4,755    $4,255   $200,000    $5,345    $4,845     $200,000
  4        $9,051      $5,618    $5,118   $200,000      $6,535    $6,035   $200,000    $7,565    $7,065     $200,000
  5       $11,604      $6,983    $6,483   $200,000      $8,370    $7,870   $200,000    $9,991    $9,491     $200,000
  6       $14,284      $8,311    $7,861   $200,000     $10,269    $9,819   $200,000   $12,649   $12,199     $200,000
  7       $17,098      $9,603    $9,203   $200,000     $12,236   $11,836   $200,000   $15,567   $15,167     $200,000
  8       $20,053     $10,865   $10,515   $200,000     $14,279   $13,929   $200,000   $18,774   $18,424     $200,000
  9       $23,156     $12,094   $11,794   $200,000     $16,398   $16,098   $200,000   $22,299   $21,999     $200,000
  10      $26,414     $13,280   $13,030   $200,000     $18,586   $18,336   $200,000   $26,165   $25,915     $200,000
  11      $29,834     $14,452   $14,252   $200,000     $20,900   $20,700   $200,000   $30,499   $30,299     $200,000
  12      $33,426     $15,564   $15,414   $200,000     $23,281   $23,131   $200,000   $35,258   $35,108     $200,000
  13      $37,197     $16,623   $16,523   $200,000     $25,738   $25,638   $200,000   $40,494   $40,394     $200,000
  14      $41,157     $17,658   $17,608   $200,000     $28,303   $28,253   $200,000   $46,289   $46,239     $200,000
  15      $45,315     $18,645   $18,645   $200,000     $30,960   $30,960   $200,000   $52,683   $52,683     $200,000
  16      $49,681     $19,565   $19,565   $200,000     $33,693   $33,693   $200,000   $59,727   $59,727     $200,000
  17      $54,265     $20,416   $20,416   $200,000     $36,508   $36,508   $200,000   $67,497   $67,497     $200,000
  18      $59,078     $21,212   $21,212   $200,000     $39,420   $39,420   $200,000   $76,084   $76,084     $200,000
  19      $64,132     $21,952   $21,952   $200,000     $42,435   $42,435   $200,000   $85,585   $85,585     $200,000
  20      $69,439     $22,617   $22,617   $200,000     $45,542   $45,542   $200,000   $96,093   $96,093     $200,000
  25     $100,227     $24,206   $24,206   $200,000     $62,144   $62,144   $200,000  $168,102  $168,102     $225,257
  30     $139,522     $22,825   $22,825   $200,000     $81,223   $81,223   $200,000  $286,629  $286,629     $349,688


The above illustrations are based on the following:

     (1) Assumes no policy loans have been made.
     (2)Current  values reflect current cost of insurance rates, a state premium tax rate of 2.00%, a combined  administrative charge of $25.00 per month in year
1 and $5.00 per month  thereafter,  and a mortality  and expense  risk charge of
0.90% of assets for the first 10 policy  years and 0.50% for policy years eleven and later.
     (3)Net  investment   returns  are  calculated  as  the  hypothetical  gross
investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes  that the premium is paid at the  beginning of the policy year.
Values would be different if the premiums are paid with a different frequency or in different amounts.


================================================================================


THE  HYPOTHETICAL  INVESTMENT  RATE OF RETURN SHOWN ABOVE AND  ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN  THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  PREVAILING  RATES  AND  RATES  OF
INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN  AVERAGED 0%, 6%, OR 12% OVER A PERIOD
OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY
YEARS.  NO  REPRESENTATION  CAN BE MADE BY THE  COMPANY  OR THE FUND THAT  THESE
HYPOTHETICAL  RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER
ANY PERIOD OF TIME.

================================================================================

                          Illustration of Policy Values
                         The AIG Life Insurance Company
Male Issue Age 35                                              Non Smoker



                                              $2,000 Annual Premium
                                              $200,000 Face Amount
                                          Death Benefit Option (Level)




                                 Using Guaranteed Cost of Insurance Rates
                        ------------------------------------------------------------------------------------------
                          0% Hypothetical               6% Hypothetical                 12% Hypothetical
           Premiums      Gross Investment Return       Gross Investment Return        Gross Investment Return
           Accumulated   -----------------------------------------------------------------------------------------
 End of    at 5.00%      Policy       Net Cash          Policy       Net Cash         Policy        Net Cash
 Policy    Interest      Account  Surrender Death      Account  Surrender  Death      Account  Surrender  Death
  Year     Per Year       Value    Value   Benefit      Value     Value   Benefit      Value    Value    Benefit


   1          $2,100      $1,074      $574  $200,000      $1,159      $659  $200,000     $1,245     $745  $200,000
   2          $4,305      $2,412    $1,912  $200,000      $2,659    $2,159  $200,000     $2,917   $2,417  $200,000
   3          $6,620      $3,706    $3,206  $200,000      $4,201    $3,701  $200,000     $4,738   $4,238  $200,000
   4          $9,051      $4,957    $4,457  $200,000      $5,786    $5,286  $200,000     $6,720   $6,220  $200,000
   5         $11,604      $6,163    $5,663  $200,000      $7,415    $6,915  $200,000     $8,880   $8,380  $200,000
   6         $14,284      $7,320    $6,870  $200,000      $9,083    $8,633  $200,000    $11,231  $10,781  $200,000
   7         $17,098      $8,426    $8,026  $200,000     $10,792   $10,392  $200,000    $13,791  $13,391  $200,000
   8         $20,053      $9,480    $9,130  $200,000     $12,541   $12,191  $200,000    $16,582  $16,232  $200,000
   9         $23,156     $10,481   $10,181  $200,000     $14,330   $14,030  $200,000    $19,624  $19,324  $200,000
   10        $26,414     $11,426   $11,176  $200,000     $16,157   $15,907  $200,000    $22,942  $22,692  $200,000
   11        $29,834     $12,309   $12,109  $200,000     $18,020   $17,820  $200,000    $26,561  $26,361  $200,000
   12        $33,426     $13,130   $12,980  $200,000     $19,917   $19,767  $200,000    $30,511  $30,361  $200,000
   13        $37,197     $13,884   $13,784  $200,000     $21,847   $21,747  $200,000    $34,825  $34,725  $200,000
   14        $41,157     $14,569   $14,519  $200,000     $23,808   $23,758  $200,000    $39,540  $39,490  $200,000
   15        $45,315     $15,180   $15,180  $200,000     $25,798   $25,798  $200,000    $44,696  $44,696  $200,000
   16        $49,681     $15,709   $15,709  $200,000     $27,809   $27,809  $200,000    $50,338  $50,338  $200,000
   17        $54,265     $16,147   $16,147  $200,000     $29,835   $29,835  $200,000    $56,511  $56,511  $200,000
   18        $59,078     $16,482   $16,482  $200,000     $31,866   $31,866  $200,000    $63,270  $63,270  $200,000
   19        $64,132     $16,702   $16,702  $200,000     $33,891   $33,891  $200,000    $70,675  $70,675  $200,000
   20        $69,439     $16,795   $16,795  $200,000     $35,900   $35,900  $200,000    $78,796  $78,796  $200,000
   25       $100,227     $14,916   $14,916  $200,000     $45,344   $45,344  $200,000   $133,489 $133,489  $200,000
   30       $139,522      $7,164    $7,164  $200,000     $52,140   $52,140  $200,000   $223,180 $223,180  $272,280




The above illustrations are based on the following:
  (1)  Assumes no policy loans have been made.
  (2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $35.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for all years.
  (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
  (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in differentamounts.



================================================================================


THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.










===============================================================================


               OTHER POLICY BENEFITS AND PROVISIONS


Right to Convert

      The Policy may be converted to a Policy of flexible premium fixed benefit life insurance on the life of the Insured. This conversion may be made either:

      a. within 24 months after the Date of Issue while the Policy is in force; within 24 months of any increase in Face Amount, or
      b. within 60 days of the effective date of a material change in the investment Policy of a Subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, the Company will notify the Owner and give the Owner information on the options available.

      When such a conversion is made, no evidence of insurability is required. When a conversion is requested, the Company accomplishes this by transferring all of the Policy Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Policy Account Value must remain in the Guaranteed Account for the life of the Policy. The Face Amount in effect at the time of the conversion remains unchanged. The Effective Date, Date of Issue and Issue Age are unchanged. The Owner and Beneficiary are the same as were recorded immediately before the conversion.

Limits on Our Rights to Contest the Policy

      Incontestability. We will not contest the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

      Suicide Exclusion. If the Insured commits suicide (while sane or insane) within two years after the Issue Date, Our liability will be limited to the payment of a single sum. This sum will be equal to the Premiums paid, minus any loan and accrued loan interest and minus any partial surrender and minus the cost of any riders attached to the Policy. If the Insured commits suicide (while sane or insane) within two years after the effective date of an increase in the Face Amount, then Our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.

Changes in the Policy or Benefits

      Misstatement of Age or Sex. If an Insured's age or sex has been misstated in the Policy, the Death Benefit and any benefits provided by Riders to the Policy shall be those which would be purchased at the then current Cost of Insurance Charge for the correct age and sex.

      Other Changes. At any time We may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the Policy conform with any law or regulation issued by any government agency to which it is subject. Any such change, however, may be accepted or rejected by the Owner.

When Proceeds Are Paid

      We will ordinarily pay any Death Benefit, loan proceeds or partial or full surrender proceeds within seven days after receipt at Our Administrative Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, We may delay making a payment or processing a transfer request if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect the Company's Policy owners. See also "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __.

Reports to Policy Owners

      You will receive a confirmation within seven days of the transaction of: the receipt of any Premium (except Premiums received before the Date of Issue); any change of allocation of Premiums; any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; or any return of Premium necessary to comply with applicable maximum receipt of any Premium payment. You will also receive confirmation within seven days of transaction of: (1) exercise of the Right to Examine and Canel privilege; (2) an exchange of the Policy; (3) full Surrender of the Policy; and (4) payment of the Death Benefit under the Policy.

      Within 30 days after each Policy Anniversary an annual statement will be sent to each Owner. The statement will show the current amount of Death Benefits payable under the Policy, the current Policy Account Value, the current Cash Surrender Value and current Outstanding Loans. The statement will also show Premiums paid, all charges deducted during the Policy Year, and all transactions. The Company will also send to Owners annual and semi-annual report of the Separate Account.

Assignment


      The Policy may be assigned in accordance with its terms on a form provided by Us. We will not be deemed to know of an assignment unless We receive a copy of it at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a Modified Endowment Contract as collateral for a loan may result in a taxable event. (See "TAX CONSIDERATIONS," page __.)



Reinstatement

      If the Policy has ended without value, You may reinstate Policy benefits while the Insured is alive if You:

      1. Ask for reinstatement of Policy benefits within 3 years from the end of the Grace Period; and
      2. Provide evidence of insurability satisfactory to Us; and 3. Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for 3 months, calculated from the effective date of reinstatement; and (iii) the charge for applicable taxes, the Premium charge, and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against Your Policy Account Value; and
      4. Repay or reinstate any Policy Loan which existed on the date the Policy ended.

      The effective date of the reinstatement of Policy benefits will be the beginning of the Policy Month which coincides with or next follows the date We approve Your request.

      From the required payment We will deduct the charge for applicable taxes and the premium charge. The Policy Account Value, Policy Loan and surrender charges that will apply after reinstatement will be those that were in effect on the date the Policy lapsed.

      We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Policy Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                        TAX CONSIDERATIONS


      The following description is based upon the Company's understanding of current federal income tax law applicable to life insurance in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes.

      Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. The Company believes that the Policies to be issued will qualify as "life insurance contracts" under Section 7702, but the Company does not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers with regard to these risks.

Introduction

      The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws and the current interpretation of those laws. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Company

      The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification

      Section 817 (h) of the Code and the regulations prescribed under that Section by the United States Treasury Department ("Treasury Department") impose certain diversification standards on the investments underlying variable life insurance contracts. Section 817(h) of the Code provides that if the investment assets underlying a variable life insurance contract are not properly diversified in accordance with the Treasury regulations issued under that Section, then that contract shall be immediately and permanently disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax on the Policy Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy.


      Generally, for purposes of determining whether the diversification standards imposed by Section 817(h) of the Code on the underlying assets of variable contracts have been met, "each United States government agency or instrumentality shall be treated as a separate issuer." To the extent that any segregated asset account with respect to a variable life insurance Contract is invested in securities issued by the U.S. Treasury, the investments made by such accounts shall be treated as adequately diversified. The Code also contains a safe harbor provision which provides that a segregated asset account underlying life insurance contracts such as the Policies will meet the diversification requirements of Section 817(h) if, as of the close of each quarter, the underlying assets of the account meet the diversification requirements applicable to regulated investment companies and not more than 55 percent of the value of the assets of the account are attributable to cash and cash items (including receivables), Government securities and securities of other regulated investment companies.

      Treasury Regulation Section 1.817-5 establishes the specific diversification requirements applicable to the investment portfolios underlying variable life insurance contracts such as the Policies, and provides alternatives to the safe harbor provisions described above. Under this Regulation, an investment portfolio will be deemed adequately diversified if:
(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these percentage tests, all securities of the same issuer are generally treated as a single investment. The Regulation also provides a remedial procedure pursuant to which some of the adverse consequences of a violation of the diversification requirements may be avoided. This procedure requires, among other things, a tax penalty payment by the issuer of the affected policies.

      The Company intends that each Fund underlying the Policies will be managed
by  its   Investment   Manager  in  such  a  manner  as  to  comply  with  these
diversification requirements.

      When Regulations under Section 817(h) of the Code were first proposed in 1989, the Treasury Department also indicated that guidelines would be forthcoming under which a variable life insurance Policy would not be treated as a life insurance contract for tax purposes if the owner of the Policy had an excessive degree of control over the investments underlying the Policy (e.g., by being able to transfer values among Sub-accounts with only limited restrictions). The issuance of such guidelines could require the Company to impose limitations on the rights of the Policy Owners to control investment designations under the Policies. It is not presently known whether any such guidelines will be issued or whether any such guidelines would have retroactive effect.

Tax Treatment of the Policy

      Section 7702 of the Code sets forth a detailed definition of a life insurance contract for Federal tax purposes. The Treasury Department is authorized to prescribe regulations implementing Section 7702. While proposed regulations and other interim guidance have been issued, final regulations have not been adopted so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance Policy.

      With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

      With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

      If subsequent guidance issued under Section 7702 leads the Company to conclude that a Policy does not (or may not) satisfy Section 7702, the Company will take appropriate and necessary steps for the purpose of causing such Policy to comply with Section 7702, but the Company can give no assurance that it will be possible to achieve that result. The Company expressly reserves the right to restrict Policy transactions if it determines such action to be necessary as part of an attempt by the Company to qualify the Policies as life insurance contracts under Section 7702.

      The discussion set forth below assumes that each Policy will qualify as a life insurance contract for Federal income tax purposes under Section 7702.

      Tax Treatment of Policy Benefits In General.


      The Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excluded from the gross income of the Beneficiary under Section 101(a)(1) of the Code. In addition, the cash value increases of a Policy should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender, lapse with loan, or a payment of benefits at a Policy's Maturity Date.

      Upon a complete Surrender or lapse of any Policy or upon a payment of benefits at a Policy's Maturity Date, any excess of the amount received plus the amount of Outstanding Loan over the total investment in the Policy, will generally be treated as ordinary income subject to tax. This treatment of surrenders, lapses, and payments at a Policy's Maturity Date applies whether the Policy is or is not treated as a Modified Endowment Contract.

      Investment in the Policy. The term "investment in the Policy" means (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

      Distributions   From  Policies  Not   Classified  as  Modified   Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated first as a recovery of the Owner's investment in the Policy and then, but only after the return of all such investment in the Policy, as a distribution of taxable income. An exception to this general rule applies in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner, even where such a distribution must be made in order for the Policy to continue complying with the definitional limits of Section 7702. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

      Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, any such loan is generally treated as an Outstanding Loan of the Owner.


      Modified Endowment Contracts. Section 7702A of the Code establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or Policies with certain material changes after June 20, 1988. Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

      In general, a Policy will be a Modified Endowment Contract if the accumulated Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. Whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

      The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. The Company will, however, monitor Policies and will take all steps reasonably necessary to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.


      Distributions from Policies Classified as Modified Endowment Contracts. Any Policies that are classified as Modified Endowment Contracts will be subject to additional adverse tax rules. Loans taken from, or secured by, such a Policy will be treated as distributions from the Policy and will be taxed accordingly. (Past due loan interest that is added to the loan amount will also be treated as a loan for this purpose.) In addition, all distributions, including any loans and any distributions upon any full or partial surrender, a lapse, or a payment of benefits at the Maturity Date of such a Policy, will be treated as ordinary income to the extent of the excess (if any) of the Policy Account Value immediately before the distribution over the Owner's investment in the Policy (described above) at such time. These rules may also apply to Policies during the two-year period prior to a Policy's classification as a Modified Endowment Contract.


           Penalties on Early Distributions Policies Classified as Modified Endowment Contracts. A ten percent additional income tax may be imposed under
Section 72 (v) of the Code on the portion of any distribution (or any loan) from a Policy that is classified as a Modified Endowment Contract. This additional tax applies to the full amount that is included in the Owner's taxable income except where the distribution from the Policy (including distributions upon surrender) or loan is made from or secured by the Policy or loan is made on or after the date that the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. If a Policy is not a Modified Endowment Contract, however, then neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy will be subject to the 10% additional tax.

      Multiple Policies. Section 72(e)(11) of the Code provides that if two or more Modified Endowment Contracts are issued within the same calendar year to the same Owner by one company or its affiliates, then all such contracts must be treated as one Modified Endowment Contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or other amounts distributed from all such contracts. Owners should consult a tax adviser prior to purchasing more than one Modified Endowment Contract in any calendar year.



     Interest on Policy Loans. Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under Section 163(h) of the Code and thus will not be tax deductible. In addition, interest that is incurred on any loan under a Policy owned by a taxpayer is no longer deductible under Section 264 of the Code subject to certain phase-in rules. Section 264 omay also result in the disallowance of the taxpapyer's general interest expense allocable to unborrowed Policy cash values. An Owner should consult a tax advisor as to these tax rules.


     Policy Exchanges and Modifications. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option (e.g., a change from Option I to Option II or vice versa), a Policy loan, a partial surrender, a Surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, the Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.

      Withholding. The Company is required to withhold Federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

      You are liable for payment of Federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.



      Generation Skipping Transfer Tax. A transfer of the Policy or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.

      Contracts Issued in Connection With Tax Qualified Pension Plans. Prior to purchase of a Policy in connection with a qualified plan, the applicable tax rules relating to such plans and life insurance thereunder should be examined in consultation with a qualified tax advisor.



      Possible Charge for the Company's Taxes

      At the present time, the Company makes no charge for any Federal, state or local taxes (other than state premium taxes) that it incurs that may be attributable to the Separate and Guaranteed Accounts or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


                SUPPLEMENTAL BENEFITS AND RIDERS

    The Company intends to make available certain supplemental benefits and riders which may be issued with the Policy. Any monthly charges for these supplemental benefits and riders, as listed below, will be deducted from the Policy Account Value.

    -  Accidental Death Benefit (ADB)
    -  Accelerated Benefits Rider
    -  Waiver of Monthly Deductions
    -  Waiver of Specified Premium
    -  Child's Term Rider
    -  Primary Insured Term Rider (PIR)
    -  Other Insured Term Rider (OIR)
    -  Minimum Guaranteed Death Benefit

    For a complete description of these supplemental benefits and riders, their costs, and any rules or limits applicable to their issue, please contact Our Administrative Office or one of Our authorized agents.

   MANAGEMENT OF THE COMPANY

    The Directors and Principal Officers of the Company are listed below with their current principal business affiliation and their principal occupations during the past five (5) years. All officers have been affiliated with the Company during the past five (5) years unless otherwise indicated.

                                                                                Principal Business Affiliations
                                                                                and Principal Occupations
Name and Address                        Office                                  During Past Five Years
- ----------------                        ------                                  ----------------------
Robert John O'Connell                   President                               President and CEO-AIG
80 Pine Street                          and CEO Director
13th Floor
New York, NY 10005


Nicholas Alexander O'Kulich*            Vice President,                         Vice President,
                                        Treasurer and Director                  Treasurer

Maurice Raymond Greenberg*              Director                                Director, Chairman and
                                                                                Chief Executive Officer
                                                                                AIG, Inc.
Edwin A. G. Manton*                     Director                                Director - AIG, Inc.


Edward Easton Matthews*                 Director                                Vice Chairman Investment and
                                                                                Financial Services, AIG, Inc.
                                                                                Formerly Vice Chairman
                                                                                Investment - AIG, Inc.

Jerome Thomas Muldowney                 Senior Vice President                   Managing Director AIG
175 Water Street                        and Director                            Investments Corp.
25th Floor                                                                      Senior Vice President of AIG
New York, New York 10005                                                        Domestic Life Companies

Win Jay Neuger                          Director                                Senior Vice President
175 Water Street                                                                AIG, Inc.  Formerly, Managing
25th Floor                                                                      Director-Bankers Trust Co.
New York, New York 10005

John Robert Skar                        Sr. Vice President                      Sr. Vice President
One Alico Plaza                         Actuary and Director                    Actuary & Domestic AIG Domestic Life
P.O. Box 667                                                                    Companies.
Wilmington DE 19899

Howard Ian Smith*                       Director                                Director, Executive Vice
                                                                                President, Chief Financial
                                                                                Officer and Comptroller,
                                                                                AIG, Inc. Formerly
                                                                                Executive Vice President
                                                                                and Comptroller, AIG, Inc.

Ernest Edward Stempel*                  Director                                Director - AIG, Inc.
                                        Chairman of the Board



Edmund Sze-Wing Tse                     Director                                Vice Chairman, Life Insurance,
                                                                                AIG, Inc. Sr. V.P. AIG, Inc.

Elizabeth Margaret Tuck*                Secretary                               Secretary and Assistant
                                                                                Secretary of AIG, Inc., and
                                                                                certain affiliates

Gerald Walter Wyndorf                   Director and                            Executive Vice President-
80 Pine Street                          Executive V.P.                          AIG Domestic Life Companies
13th Floor
New York, NY 10038

Howard Earl Gunton                      Sr. Vice President and                  Sr. Vice President and
One Alico Plaza                         Comptroller                             Comptroller AIG, Inc.
Wilmington, DE 19899                                                            Domestic Life Companies


* Indicates the business address of the individual, which is 70 Pine Street, New York, New York 10270.

                       DISTRIBUTION OF POLICY

    The Policy is sold by licensed insurance agents, where the Policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

     The Policy will be distributed through the principal underwriter for the Separate Account, AIG Equity Sales Corp. (AIGESC) 80 Pine Street, New York, New York, an affiliate of the Company. The Company pays commissions on behalf of AIGESC to selling product dealers and registered representatives.

    Commissions may be paid to registered representatives based on Premiums paid for Policies sold, in amounts up to 50% of first year Premiums, 5% on Premiums paid during the 2nd through 10th Policy Years, and 2% on Premiums paid after the first ten Policy Years. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.


                OTHER POLICIES ISSUED BY THE COMPANY

    The Company may offer other Policies similar to those offered herein.


                          STATE REGULATION

    The Company is subject to the laws of Delaware governing insurance companies and to regulation by the Delaware Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine the Company's Policy liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                          LEGAL PROCEEDINGS

    There are no legal proceedings to which the Separate Account or the principal underwriter is a party. The Company is engaged in Various kinds of routine litigation which, in the opinion of the Company, are not of material importance in relation to the total capital and surplus of the Company.


                               EXPERTS

    The financial statements of the Company which appear in this Prospectus have been audited by Coopers & Lybrand, independent certified public accountants, as stated in their reports, and have been included in reliance upon the authority of such firm as experts in accounting and auditing.


                           LEGAL MATTERS




     Legal matters relating to the federal securities laws are being passed upon by the firm of Jorden Burt Boros Cicchetti Berenson & Johnson L.L.P. of Washington, D.C.




                          PUBLISHED RATINGS

    The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the separate account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A. M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services, and the financial strength of the Company as measured by Moody's Investors Services, may be referred to in advertisements, sales literature or in reports to Owners. These ratings are their opinions of an operating insurance company's financial capacity to meet the obligations of its life insurance policies and annuity contracts in accordance with their terms. In regard to their ratings of the Company, these ratings are explicitly based on the existence of a Support Agreement, dated as of December 13, 1991, between the Company and its parent Amaerican International Group, Inc. ("AIG"), pursuant to which AIG has agreed to cause the Company to maintain a positive net worth and to provide the Company with funds on a timely basis sufficient to meet the Company's obligations to its policyholders. The Support Agreement is not, however, a direct or indirect guarantee by AIG to any person of the payment of any of the Company's indebtedness, liabilities or other obligations (including obligations to the Company's policyholders).

    The ratings are not recommendations to purchase the Company's life insurance or annuity products, or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances relating to the Support Agreement, such as a lowering of AIG's long-term debt rating, so warrant. The ratings do not reflect the investment performance of the separate account or the degree of risk associated with an investment in the separate account.


                      FINANCIAL STATEMENTS


     The financial statements of the Company are included hereinshould only be considered as bearing upon the ability of the Company to meet its obligations under the Policy.

                               VARIABLE ACCOUNT II
                          of AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                                 600 King Street
                              Wilmington, DE 19801
                            Telephone (800) 340-2765


     This prospectus describes an individual flexible premium variable universal life insurance Policy (the "Policy") offered by AIG Life Insurance Company (the "Company"). The Policy is designed to provide lifetime insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance Policy.

     You also have the opportunity to allocate Net Premiums and Policy Account Value to one or more subaccounts of Variable Account II (the "Separate Account") and the Company's general account (the "Guaranteed Account"), within limits. This prospectus generally describes only that portion of the Policy Account Value allocated to the Separate Account. For a brief summary of the Guaranteed Account, see "The Guaranteed Account," page __.

     The assets of each subaccount are invested in a corresponding portfolio as selected by the Owner from the following choices: the Global Bond Portfolio, Growth Portfolio, Growth and Income Portfolio, High-Yield Portfolio, Money
Market Portfolio, Premier Growth Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Short-Term Multi-Market Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Technology Portfolio, Real Estate Investment Portfolio or Quasar Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance Fund).


      The accompanying  prospectus for Alliance Fund,  describes its portfolios,
including  the  risks  of  investing  in  the  portfolios,   and  provide  other
information on the portfolios and on their managers.

      The Policy provides for a Net Cash Surrender Value that can be obtained by surrendering the Policy. Because this value is based on the investment performance of the subaccounts, to the extent of allocations to the Separate Account, there is no guaranteed Net Cash Surrender Value. If the Net Cash Surrender Value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. The Policy also provides for Policy loans and permits partial surrenders within limits.
      It may not be advantageous to replace existing insurance with the Policy. Within certain limits, you may return the Policy or exchange it for another life insurance Policy with benefits that do not vary with the investment results of a separate account.
      A Policy may be returned according to the terms of its Period to Examine and Cancel (see "Period to Examine and Cancel Policy," Page __), during which time Net Premium payments allocated to the Separate Account will be invested in the Money Market subaccount.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY OR PRECEDED BY A CURRENT PROSPECTUS FOR THE ALLIANCE FUND.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.


                         Date of Prospectus: May 1, 1998

                                  Distributor:

                             AIG Equity Sales Corp.
                          Attention: Variable Products
                                 80 Pine Street
                            New York, New York 10270
                                 1-800-888-7485



                              TABLE OF CONTENTS
                                                                            Page


DEFINITIONS OF TERMS.........................................

SUMMARY OF THE POLICY........................................
    Purpose of the Policy...................................
    Policy Values...........................................
    Policy Charges..........................................
    Death Benefit.......................................
    Premium Features........................................

PERFORMANCE INFORMATION......................................


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT
AND THE ALLIANCE FUND
    The Company.............................................
    The Separate Account....................................
    The Alliance Fund and Investment Advisor................


          Global Bond Portfolio.............................
          Growth Portfolio..................................
          Growth and Income Portfolio.......................
          High-Yield Portfolio..............................
          Money Market Portfolio............................
          Premier Growth Portfolio..........................
          U.S.Government/High Grade Securities Portfolio....
          Total Return Portfolio............................
          International Portfolio..........................
          Short-Term Multi-Market Portfolio................
          Global Bond Portfolio...........................
          North American Government Income Portfoli........
          Global Dollar Government Portfolio...............
          Utility Income Portfolio..........................
          Worldwide Privatization Portfolio.................
          Real Estate Investment Portfolio..................
          Quasar Portfolio..................................
          Technology Portfolio..............................


    Substitution of Securities..............................
    Voting Rights...........................................

PREMIUMS AND ALLOCATIONS.....................................
    Applying for a Policy...................................
    Period to Examine and Cancel Policy.....................
    Premiums................................................
          Planned Periodic Premiums..........................
          Premiums upon Increase in Specified Face Amount....
    Premiums to Prevent Lapse...............................
          Grace Period.......................................
    Net Premium Allocations.................................
    Dollar Cost Averaging...................................
    Allocation Rules........................................
    Crediting Premiums......................................
    Transfers...............................................
          Subaccount Transfer Rules..........................
          Guaranteed Account Transfer Rules..................


GUARANTEED ACCOUNT...........................................
    Interest Credited on Policy Value in the
     Guaranteed Account.....................................
    Calculating Guaranteed Account Value....................
    Deductions from the Guaranteed Account..................
    Payments from the Guaranteed Account....................

CHARGES AND DEDUCTIONS.......................................
    Premium Charges.........................................
    Daily Mortality and Expense Risk Charge.................
    Monthly Deductions......................................
          Current and Guaranteed Expense Charges.............
          Cost of Insurance Charge...........................
    Legal Considerations Relating to Sex-Distinct
     Premiums and Benefits..................................
    Supplemental Benefit Charges............................
    Transfer Charge.........................................
    Surrender Charges.......................................
          Surrender Charges for Initial Face Amount..........
    Partial Surrender Charge................................
    Partial Surrender Administrative Charge.................
    Dicsount Purchase Program...............................

HOW YOUR POLICY ACCOUNT VALUES VARIES..........................
    Determining the Policy Account Value....................
          Accumulation Unit Values...........................
          Net Investment Factor..............................
          Guaranteed Account Value...........................
    Net Policy Account......................................
    Cash Surrender Value....................................
    Net Cash Surrender Value................................

DEATH BENEFIT AND CHANGES IN FACE AMOUNT.....................
    Death Benefit Options...................................
    Changes in Death Benefit Options........................
    Changes in Face Amounts.................................
    Selecting and Changing the Beneficiary..................

CASH BENEFITS................................................
    Policy Loans............................................

          Interest...........................................
          Outstanding Loans..................................
          Loan Repayment; Effect if Not Repaid...............
          Policy Loan Account................................
          Effect of Policy Loan..............................

    Surrendering the Policy for Net Cash Surrender Value....
    Partial Surrenders......................................
    Maturity Benefit........................................
    Payment Options.........................................

ILLUSTRATIONS OF POLICY VALUE, NET CASH SURRENDER VALUE,
DEATH BENEFIT AND ACCUMULATED PREMIUM......................


OTHER POLICY BENEFITS AND PROVISIONS.........................
    Right to Convert.......................................
    Limits on Our Rights to Contest the Policy..............

          Incontestability...................................
          Suicide Exclusion..................................
    Changes in the Policy or Benefits.......................
          Misstatement of Age or Sex.........................
          Other Changes......................................
    When Proceeds Are Paid..................................
    Reports to Policy Owners................................
    Assignment..............................................
    Reinstatement...........................................

TAX CONSIDERATIONS...........................................
    Introduction............................................
    The Company.............................................
    Diversification.........................................
    Tax Treatment of the Policy.............................
          Tax Treatment of Policy Benefits in General........
          Investment in the Policy...........................
          Distributions from Policies Not Classified as
           Modified Endowment Contracts......................
          Modified Endowment Contracts.......................
          Distributions from Policies Classified as
           Modified Endowment Contracts......................
          Penalties on Early Distributions Policies
           Classified as Modified Endowment Contracts........
          Multiple Policies..................................
          Interest on Policy Loans...........................
          Policy Exchanges and Modifications.................
          Possible Charge for the Company's Taxes............

SUPPLEMENTAL BENEFITS AND RIDERS

MANAGEMENT OF THE COMPANY....................................

DISTRIBUTION OF POLICY.......................................

OTHER POLICIES ISSUED BY THE COMPANY.........................

STATE REGULATION............................................

LEGAL PROCEEDINGS............................................

EXPERTS......................................................


LEGAL MATTERS................................................


PUBLISHED RATINGS............................................

FINANCIAL STATEMENTS.........................................

APPENDICES


                             DEFINITIONS OF TERMS




Administrative Office.  One Alico Plaza, Wilmington, DE 19801

Allocation Date.  The first business day after the Free Look Period expires.

Attained Age. The Insured's age on the Policy Date plus the number of full years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Insurance Benefit of this Policy.

Cash Surrender Value. Policy Account Value less any applicable surrender charge that would be deducted upon surrender.

Company, We, Our, Us. AIG Life Insurance Company.

Death Benefit. The amount of money payable to the Beneficiary if the Insured dies while the Policy is in force. The calculation of the Death Benefit is described on page .

Face Amount. The amount of insurance specified by the Owner and from which the Death Benefit will be determined. The initial Face Amount is shown in the Policy Application.

Grace Period. The period of time following a Monthly Anniversary during which this Policy will continue in force while the Net Cash Surrender Value is not sufficient to cover the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of the Company's assets other than the assets of the Separate Account and any other separate accounts of the Company.

Insured. The person whose life is covered by the Policy.

Issue Date. The date the Policy is issued. It may be a later date than the Policy Date if the initial Premium is received at Our Administrative Office and invested before underwriting has been completed. Once issued, Policy coverage is retroactive to the Policy Date. The Issue Date is used to measure contestability periods. See page .

Maturity Date. The Policy Anniversary following the Insured's attained age 99.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the Policy Date is the 29th, 30th or 31st of a month, in any month that has no such day, the Monthly Anniversary is deemed to be the last day of that month. The monthly deduction is deducted on each Monthly Anniversary.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loans.


Net Premium. A Premium less any expense charges deducted from the Premium. See page .


Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner, You, Your. The person who purchased the Policy as shown in the application, unless later changed. The Owner may be someone other than the Insured.


Planned Periodic Premium. The Premium designated at the time of application as the amount planned to be paid at specific intervals until the Maturity Date.



Policy. This individual flexible premium variable universal life insurance policy between the Company and You.


Policy Account Value. The total amount in the Accounts credited to a Policy. The Policy Account Value is described on Page .

Policy Anniversary.  An Anniversary of the Policy Date.


Policy Date. The first date as of which We have received the initial Premium and an application in good order. If a Policy is issued, insurance is effective as of the Policy Date.

Policy Loan Account. The portion of the Policy Account Value held in the Guaranteed Account as collateral for Policy loans. See page __.

Policy Month. The month commencing with the Policy Date and ending on the day before the first Monthly Anniversary, or any following month commencing with a Monthly Anniversary and ending on the day before the next Monthly Anniversary.

Policy Year. The year commencing with the Policy Date and ending on the day before the first Policy Anniversary, or any following year commencing with a Policy Anniversary and ending on the day before the next Policy Anniversary.

Premium. The total consideration paid by You in exchange for Our obligations under the Policy. The initial Premium is due on or before delivery of the Policy.

Separate Account. Variable Account II, a separate investment account of AIG Life Insurance Company.

Subaccount. A division of the Separate Account established to invest in shares of a corresponding portfolio of the Alliance Variable Product Series Fund, Inc. that is available for investment under the Policy.



Valuation Date. Each day the New York Stock Exchange is open for business.

Valuation Period. A period commencing with the close of business on the New York Stock Exchange (currently 4:00 p.m., EST) on any Valuation Date and ending at the close of business on the New York Stock Exchange for the next succeeding Valuation Date.

                            SUMMARY OF THE POLICY

    This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Guaranteed Account is briefly described under "THE GUARANTEED ACCOUNT," on page __ and in the Policy.

PURPOSE OF THE POLICY

    The Policy offers an Owner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional life insurance, the Policy provides for an initial death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy Account Value and, if elected by the Owner and under certain circumstances, its Death Benefit to grow based on investment results. The Policy is a flexible premium Policy, so that, unlike many other insurance policies and subject to certain limitations, an Owner may choose the amount and frequency of premium payments.

POLICY VALUES


    An Owner may allocate Net Premium payments among the various Subaccounts that comprise the Separate Account and that invest in corresponding portfolios of the Alliance Fund.An Owner may also allocate Net Premium payments to the Guaranteed Account.


    Depending on the investment experience of the selected Subaccounts, the Policy Account Value may increase or decrease on any day. The Death Benefit may or may not increase or decrease depending upon several factors, including the Death Benefit Option selected by the Owner. There is no guarantee that the Policy Account Value and Death Benefit will increase. The Owner bears the investment risk on that portion of the Net Premiums and Policy Account Value allocated to the Separate Account.

    The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, the Net Cash Surrender Value is insufficient to pay the current monthly deduction on a Monthly Anniversary Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Owner.

POLICY CHARGES

    There are charges and deductions which the Company will deduct from each Policy. The deductions from Premium are the sales charge of 5% plus the specific state and local premium tax (a typical state premium tax rate would be in the range of 2% to 2.5%). See CHARGES AND DEDUCTIONS, Page __.

    On the Issue Date and each Monthly Anniversary, the following deductions are made from the Policy Account Value:

     (a)  administrative charges

     (b)  insurance charges; and

     (c)  supplemental benefit charges,if any.


    The monthly deduction is made from the Subaccounts pro rata on the basis of the portion of Policy Account Value in each Subaccount. The administrative charge varies by current Policy Face Amount. There is also an additional monthly deduction during the first Policy Year and the 12 months immediately following an increase in Face Amount. See CHARGES AND DEDUCTIONS, Page __.

    Deductions are also made on a daily basis against the assets of each Subaccount. Daily charges calculated at a current annual rate of 0.90% are charged for mortality and expense risks. This charge may be decreased to not less than 0.50% in Policy Years 11 and later. It is guaranteed not to exceed 0.90% for the duration of the Policy.


    If the Policy is surrendered during the first 14 Policy Years, We will deduct a Surrender Charge for the Initial Face Amount. If a Policy is surrendered within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge for the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

    A charge for partial surrenders is equal to a pro rata portion of the surrender charge that would apply to a full surrender. A partial surrender charge is also deducted from the Policy Account Value upon a decrease in Face Amount.

    The administrative charge upon a partial surrender will be equal to the lesser of $25 or 2% of the amount surrendered.

See CHARGES AND DEDUCTIONS, Page __.

DEATH BENEFIT

    The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, the Owner designates a Planned Periodic Premium. The Policy indicates the initial Face Amount of insurance. The Owner also elects in the application to have the Death Benefit determined under one of two available options. Under Option I, the Death Benefit will equal the Face Amount on the date of the Insured's death or, if greater, the Policy Account Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. Under Option II, the Death Benefit will equal the Face Amount on the date of the Insured's death plus the Policy Account Value or, if greater, the Policy Account Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy.


See DEATH BENEFIT OPTIONS and CHANGES IN DEATH BENEFIT OPTION, Pages __ and __, respectively.


PREMIUM FEATURES

    A.Basic Minimum Premium

          A Table of Basic  Minimum  Premiums  for  various  ages,  sex and Face
            Amount in the nonsmoker class is provided in the Appendix. The Premium for the initial Face Amount must be at least as great as the Basic Minimum Premium at the time of application adjusted for the Attained Age, any substandard Premium, and any supplemental benefits riders.

    B.    Planned Periodic Premium

          The Planned Periodic Premium is the Premium designated at the time of application as the amount planned to be paid at specific intervals until the Maturity Date.

    C.    Flexibility


      In general Premiums are flexible as to both timing and amount. of Premiums cease at any time, the insurance provided under the Policy will continue for as long as the Net Cash Surrender Value is sufficient to keep the Policy in force (see Grace Period). See PREMIUMS AND ALLOCATIONS, Page __.

    When applying for a Policy, an Owner will determine a Planned Periodic Premium that provides for the payment of level Premiums over a specified period of time. Each Owner will receive a Premium reminder notice on either an annual, semi-annual, quarterly, or monthly basis; however, the Owner is not required to pay Planned Periodic Premiums.

    Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. Any payment of additional Premium must be at least $50.00. The Company also may reject or limit any Premium that would result in an immediate increase in the net amount at risk under the Policy.


    For information regarding the taxation of the Policy under federal income tax law, see TAX CONSIDERATIONS, Page __.


                          PERFORMANCE INFORMATION


    The Company from time to time may advertise the "total return" and the "average annual total return" of the Subaccounts and the Fund. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.



    "Total Return" for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the monthly deduction charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's portfolio's or Subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.


    Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for such financial instruments.

    The Policies were first offered to the public in 1995. However, total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.


      Performance information for any Subaccount in any advertising, will reflect only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based.
Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the portfolios. Performance information for the Subaccounts has not been reflected since or the Policy was first offered on May 1, 1998.



                                                  Average Annual Total Returns
                                                         December 31, 1997

                                        Inception                                                                     Since
             Portfolio                     Date           YTD         1 Yr.       3 Yrs.      5 Yrs.      10 Yrs.   Inception
------------------------------------------------------------------------------------------------------------------------------------

ALLIANCE
Global Bond                              6/28/91       (6.30)%      (6.30)%      3.24%      -1.13%         N/A        0.72%
Growth                                   9/15/94       28.86%       28.86%      29.98%         N/A         N/A       28.91%
Growth & Income                          1/14/91       27.64%       27.64%      28.24%      18.21%         N/A       14.28%
Premier Growth                           6/30/92       32.53%       32.53%      18.19%      12.03%         N/A       13.41%
Quasar                                   8/14/96       17.51%       17.54%      N/A            N/A         N/A       17.29%
Technology                               1/11/96        5.52%        5.52%      N/A            N/A         N/A       15.47%




    INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT AND THE ALLIANCE FUND



THE COMPANY


     AIG Life Insurance Company is a stock life insurance company which is organized under the laws of the State of Delaware in 1962. The Company provides a full range of individual and group life, disability, annuities, accidental death and dismemberment policies. The Company is a subsidiary of American International Group, Inc., which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.




THE SEPARATE ACCOUNT

      We established the Separate Account as a separate investment account on June 5, 1986. It may be used to support the Policies as well as other variable life insurance policies, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities law.


      We own the assets in the Separate Account. The Separate Account is divided into Subaccounts. The Subaccounts available under the Policies invest in shares of a specific portfolios of the Alliance The Separate Account may include other Subaccounts which are not available under the Policies and are not otherwise discussed in this Prospectus.


      Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of the Company. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

      Subject to compliance with all applicable regulatory requirements, we have reserved certain rights. We have the right to change, add or delete designated investment companies. We have the right to add or remove Subaccounts. We have the right to withdraw assets of a class of policies to which the Policy belongs from a Subaccount and put them in another Subaccount. We also have the right to combine any two or more Subaccounts. The term Subaccount in the Policy shall then refer to any other Subaccount in which the assets of a class of policies to which the Policy belongs were placed.

     We have the right to register other separate accounts or deregister the Separate Account under the 1940 Act. We have the right to run the Separate Account under the direction of a committee, and discharge such committee at any time. We have the right to restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Separate Account. We also have the right to operate the Separate Account or one or more of the Subaccounts by making direct investments or in any other form. If We do so, We may invest the assets of the Separate Account or one or more of the Subaccounts in any legal investments. We will rely upon Our own or outside counsel for advice in this regard. Also, unless otherwise required by law or regulation, an investment advisor or any investment of a Subaccount of Our Separate Account will not be changed by Us unless approved by the Commissioner of Insurance of the State of Delaware or deemed approved in accordance with such law or regulation. If so required, the process for getting such approval is on file with the insurance supervisory official of the jurisdiction in which this Policy is delivered.

      If any of these changes result in a material change in the underlying investments of a Subaccount of Our Separate Account, We will notify You of such change, as required by law. If You have value in that Subaccount, We will transfer it at Your written direction from that Subaccount (without charge) to another Subaccount of Our Separate Account or to Our Guaranteed Account, and You may then change Your Premium allocation percentages.

THE FUND AND INVESTMENT ADVISOR


     The Alliance Fund is registered with the SEC as a diversified open-end management investment company under the 1940 Act. It is a series fund made up of different series or portfolios ("Portfolios"). The Alliance Fund may include portfolios which are not available under the Policy.

     The investment objectives of each of the portfolios in which Subaccounts invest are set forth below. There is, of course, no assurance that these objectives will be met.



ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

GLOBAL BOND PORTFOLIO - seeks a high level of retrun from a combination of current income and captial appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH  PORTFOLIO - seeks
the long term growth of capital by investing primarily in common stocks and other equity securities.

GROWTH AND INCOME PORTFOLIO - seeks to balance the objectives of reasonable current income and opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality. Money Market Portfolio-seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of 1.00 per share, although it expects to do so.

HIGH YIELD PORTFOLIO - seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital appreciation where consistent with its primary objective. many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by nationally recognized rating services. These securities, which are often referred to as "junk bonds" re subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE WILL BE ACHIEVED.

PREMIER GROWTH PORTFOLIO-seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO-seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO-seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligation, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO-seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth , and foreign government securities.

SHORT-TERM MULTI-Market Portfolio-seeks the highest level of current income, consistent with what the Fund's Advisor considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

MONEY MARKET PORTFOLIO - This portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the money market portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO-seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in U.S. Dollars.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO-seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolios assets will be invested high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.

UTILITY INCOME PORTFOLIO-seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

WORLDWIDE PRIVATIZATION PORTFOLIO-seeks long-term capital appreciation by investing principally in equity securities issued by enterprise that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Advisor to be beneficiaries of the privatization process.

TECHNOLOGY  PORTFOLIO-seeks  growth of capital  through  investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO-seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

REAL ESTATE INVESTMENT PORTFOLIO-seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Alliance Fund is managed by Alliance Capital Management L.P.("Alliance"). The Alliance Fund also includes other portfolios which are not available for use by the Separate Account. More detailed information regarding management of the Portfolios, investment objectives, investment advisory fees and other charges, may be found in the current Alliance Fund Prospectus which contains a discussion of the risks involved in investing. The Alliance Fund Prospectus is included with this Prospectus.


THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR STATED OBJECTIVES.

     The shares of the Portfolios are sold not only to the Separate Account, but may be sold to other separate accounts of the Company that fund benefits under variable annuity contracts and variable life policies. The shares of Alliance Fund are also sold to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for variable life and variable annuity Policy separate accounts to invest in the same underlying portfolios. Although neither we nor the Alliance Fundcurrently perceive or anticipate any such disadvantage, the Company will monitor events to determine whether any material conflict exists between variable annuity Owners and variable life Owners.



     Material conflicts could result from such occurrences as: (1) changes in state insurance laws; (2) changes in federal income tax law; (3) changes in the investment management; or (4) differences between voting instructions given by variable annuity Owners and those given by variable life Owners. In the event of a material irreconcilable conflict, We will take the steps necessary to protect our variable annuity and variable life Owners. This could include discontinuance of investment in the Alliance Fund.



      Each Portfolio sells and redeems its shares at Net Asset Value without any sales charge. Any dividends or distributions from security transactions of a portfolio are reinvested at Net Asset Value in shares of the same Portfolio; however, there are sales and additional charges associated with the purchase of the Policies. See PREMIUMS AND ALLOCATIONS, Page__.

      Further   information   about  the  Alliance  Fund  is  contained  in  the
accompanying prospectus, which You should read in conjunction with this Prospectus.


SUBSTITUTION OF SECURITIES

      If investment in a Subaccount should no longer be possible or, if in Our judgment, becomes inappropriate to the purposes of the Policies, or, if in Our judgment, investment in another Subaccount or insurance company separate account is in the interest of Owners, We may substitute another Subaccount or insurance company separate account. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING RIGHTS

      We are the legal owner of shares held by the Subaccounts and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, We will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with a Policy Account Value in the Subaccounts. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit Us to vote shares of the Funds in Our own right, We may elect to do so.


      To obtain voting instructions from Owners, before a meeting We will send Owners voting instruction material, a voting instruction form and any other related material. The number of shares held by each Subaccount for which an Owner may give voting instructions is currently determined by dividing the portion of the Owner's Policy Account Value in the Subaccount by the Net Asset Value of one share of the applicable Portfolio. Fractional votes will be counted. The number of votes for which an Owner may give instructions will be determined as of a date chosen by the Company but not more than 90 days prior to the meeting of shareholders. Shares held by a Subaccount for which no timely instructions are received will be voted by the Company in the same proportion as those shares for which voting instructions are received.

      We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, We may under certain circumstances disregard voting instructions that would require changes in the investment Policy or investment adviser of one or more of the Portfolios, provided that We reasonably disapprove of such changes in accordance with applicable federal regulations. If We ever disregard voting instructions, We will advise Owners of that action and of Our reasons for such action in the next semiannual report. Finally, We reserve the right to modify the manner in which We calculate the weight to be given to pass through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                           PREMIUMS AND ALLOCATIONS


APPLYING FOR A POLICY

      If You want to purchase a Policy, You must complete an application and submit it to one of Our authorized agents. The minimum Policy size will be $50,000 of Face Amount at issue. You must pay an initial Premium at least equal to the minimum required. See "PREMIUMS," below. Your Premium may be submitted with the application or at a later date, but Policy coverage will not become effective until the initial Premium is received at Our Administrative Office.

      We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, We will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Our underwriting rules. Acceptance of an application depends on Our underwriting rules. We reserve the right to reject an application for any reason.

PERIOD TO EXAMINE AND CANCEL POLICY


     The Policy provides for an initial period (the "Period to Examine to Cancel") during which the Owner may examine the Policy and cancel it for any reason. The Owner may cancel the Policy before the latest of: (a) 45 days after
Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner. The period will be extended beyond 10 days after Policy delivery, if required by the state where the Owner resides. Upon returning the Policy to the Administrative Office or to an agent of the Company within such time with a written request for cancellation, the Owner will receive a refund equal to the gross premium paid on the Policy and will not reflect the investment experience of the Separate Account.


      The Period to Examine and Cancel also applies after a requested increase in Face Amount as to the amount of the increase and the Premium paid for increase Face Amount.

PREMIUMS

      The minimum initial Premium required depends on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount ($50,000 minimum amount) and any supplemental benefits. The minimum initial Premium must be at least equal to two monthly payments of the Planned Periodic Premium. See "PLANNED PERIODIC PREMIUMS," below. Sample Basic Minimum Premiums are shown in the Appendix.

      Additional Premiums may be paid in any amount and at any time, subject to the following limits. First, a Premium must be at least $50 and must be sent to Our Administrative Office. We may require satisfactory evidence of insurability before accepting any Premium which results in an increase in the net amount at risk (defined on page __).


      In addition, total Premiums paid may not exceed guideline Premium limitations for life insurance set forth in the Internal Revenue Code. We will refund any portion of any Premium which is determined to be in excess of the Premium limit established by law to qualify a Policy as a Policy for life insurance. (The amount refunded will be the excess Premium.) In addition, We will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. See "TAX CONSIDERATIONS," Page __.

      Lastly, no Premium will be accepted after the Maturity Date.

      We will send You a reminder notice for Your Planned Periodic Premiums.


      PLANNED PERIODIC PREMIUMS. When applying for a Policy, You select a plan for paying level Premiums at specified intervals, e.g., monthly, quarterly, semi-annually or annually, until the Maturity Date. You are not required to pay Premiums in accordance with this plan; rather, You can pay more or less than planned or skip a Planned Periodic Premium entirely. You can change the amount and frequency of Planned Periodic Premiums whenever You want by sending written notice to Our Administrative Office. However, We reserve the right to limit the amount of a Premium or the total Premiums paid, as discussed above.


      The Planned Periodic Premium may be recalculated if the Policy Face Amount is increased or decreased.

      The first year minimum Premium payable must be at least as great as the Planned Periodic Premium. If Premiums cease at any time, the insurance provided under the Policy will continue for as long as the Net Cash Surrender Value in the Policy is sufficient to keep it in force (see GRACE PERIOD below).


      Premiums upon Increase in Specified Face Amount. Depending on the Policy Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium or change in the amount of Planned Periodic Premiums may be advisable. See "CHANGES IN FACE AMOUNT", Pages__ and
__.


PREMIUMS TO PREVENT LAPSE

      Failure to pay Planned Periodic Premiums will not necessarily cause a Policy to lapse. Conversely, paying all Planned Periodic Premiums will not necessarily guarantee that a Policy will not lapse. Rather, whether a Policy lapses depends on whether its Net Cash Surrender Value is insufficient to cover the monthly deduction (see page __) when due.


      If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the monthly deduction to be deducted on that date, the Policy will be in default and a Grace Period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Net Cash Surrender Value or the Net Cash Surrender Value has decreased because of any combination of the following: Outstanding Loans, partial surrenders, expense charges, or insufficient Premiums paid to offset the monthly deduction. A Policy that lapses with an Outstanding Lloan may have tax consequences. (See "TAX CONSIDERATIONS," Page __.)

      GRACE PERIOD. If Your Policy goes into default, You will be allowed a 61-day Grace Period to pay a Premium sufficient to keep the Policy in force for 3 months. We will send notice of the amount required to be paid during the Grace Period ("Grace Period Premium") to Your last known address and to any assignee of record. The Grace Period will begin when the notice is sent. Your Policy will remain in effect during the Grace Period. If the Insured should die during the Grace Period or before the Grace Period Premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the Insured's death. See "Amount of Death Benefit," page __. If the Grace Period Premium has not been paid before the Grace Period ends, Your Policy will lapse. It will have no value and no benefits will be payable. See "REINSTATEMENT," Page __.

      A Grace Period also may begin if Outstanding Loans exceed the Policy limit. See "LOAN REPAYMENT; EFFECT IF NOT REPAID," Page __.


NET PREMIUM ALLOCATIONS


      In the application, You specify the percentage of a Net Premium to be allocated to each Subaccount. This allocation must comply with the allocation rules described in the following paragraph. However, until the Period to Examine and Cancel expires, all Net Premiums received are invested in the Money Market Subaccount. The first business day after the period expires, the Policy Account Value in the Money Market Subaccount is transferred and allocated based on the Premium allocation percentages in the application. See "DETERMINING THE POLICY VALUE," Page __.

      The Premium allocation percentages specified in the application will apply to subsequent Premiums until You change them. You can change the allocation percentages at any time, subject to the rules below, by sending written notice to Our Administrative Office. The change will apply to all Premiums received with or after Your notice.

DOLLAR COST AVERAGING

      If elected, this option allows for automatic transfer from the Money Market Subaccount into other Subaccounts for a specified dollar amount or number of months not in excess of 24. This option can be elected at any time provided there is a minimum balance of $2,000 in the Money Market Subaccount at the time of election. The allocation to the Subaccounts will be based on Your Premium allocation that is in effect at the time of each transfer. The automatic transfers will begin on the first Monthly Anniversary following the end of Your Free Look Period; or, if You elect the option after Your application has been submitted, the automatic transfers will begin on the second Monthly Anniversary following the receipt of Your request at Our Administrative Office.

      If You elect to transfer a specific dollar amount each month, the automatic transfers will continue until Your Money Market Subaccount is depleted. If You elect to have Your funds transferred over a specific number of months, We will transfer a fraction equal to one divided by the number of months remaining in the period. For example, if You elect to transfer over a 12 month period, the first transfer will be 1/12 of Your Money Market Subaccount value, the second transfer will be for 1/11, the third will be for 1/10 and so on until the end of the requested period.

      Automatic transfers will remain in effect until one of the following conditions occur:

     1.   The funds in the Money Market Subaccount are depleted;

     2. We receive Your written request at Our Administrative Office to cancel future transfers;

     3.   We receive notification of death of the Insured; or

     4.   The Policy lapses.


      Use of Dollar Cost Averaging does not guarantee investment gains or protect against loss in a declining market.

      The allocation and transfer provisions discussed below do not apply to transfers effected under the Dollar Cost Averaging Option.

Allocation Rules. No less than 5% of a Premium may be allocated to any one Subaccount. The sum of Your allocations must equal 100% and each allocation percentage must be a whole number.

CREDITING PREMIUMS

      The initial Net Premium will be credited to the Policy as of the Policy Date. Subsequent Planned Periodic Premiums and accepted unplanned premiums will be credited to the Policy and the Net Premiums will be invested as of the date the Premium or notification of deposit is received at Our Administrative Office. However, any Net Premiums requiring underwriting will be allocated to the Money Market Subaccount until underwriting has been completed. When accepted or at the end of the Period to Examine and Cancel, the Policy Account Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated in accordance with the specified allocation percentages. Net Premiums not requiring underwriting will be invested in the Subaccounts according to the specified allocation percentages directly. If additional Premium is rejected, We will refund the excess amount.

TRANSFERS

      You may transfer Policy Account Value among the Subaccounts subject to the following rules, some of which depend on whether Policy Account Value is to be transferred from a Subaccount or the Guaranteed Account. Transfer requests must be in writing. Transfers may not be requested until after the end of the Period to Examine and Cancel (see page __). A transfer will take effect on the date the request is received at Our Administrative Office. We may, however, defer transfers under the same conditions as described in the section "WHEN PROCEEDS ARE PAID," page __. There is no limit on the number of transfers. However, after twelve (12) transfers have been made during a Policy Year, We currently impose a $25 transfer charge on each subsequent transfer. See "TRANSFER CHARGE," page __. The minimum amount of Policy Account Value that may be transferred is $250. If less than the full amount of Policy Account Value in a Subaccount is being transferred from the Subaccount, the amount remaining must be at least $250. If the amount remaining would be less than $250, the full amount of the Policy Account Value will be transferred. The Company reserves the right to increase or decrease the number of "free" transfers allowed in any Policy Year.

      SUBACCOUNT TRANSFER RULES. Transfers among Subaccounts and from Subaccounts to the Guaranteed Account may be made at any time after the Period to Examine and Cancel. All transfers processed on the same business date will count as one transfer for purposes of determining whether the transfer is free or may be subject to the $25 charge.

      GUARANTEED ACCOUNT TRANSFER RULES. Policy Account Value held in the Guaranteed Account may be transferred to a Subaccount or Subaccounts only during the 60-day period within 30 days before and following the end of each Policy Year. The amount transferred must be at least $250, or the Policy Account Value held in the Guaranteed Account, whichever is less. If the amount transferred is less than the Policy Account Value then held in the Guaranteed Account, at least $250 must remain in the Guaranteed Account. The maximum allowable amount that can be transferred from the Guaranteed Account, at any one time, is 25% of the unloaned portion of the Guaranteed Account. See "DEDUCTIONS FROM THE GUARANTEED ACCOUNT," page __ for additional rules and limits for the Guaranteed Account.


                              GUARANTEED ACCOUNT


      Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 nor has the Guaranteed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      The Guaranteed Account is an account within the general account of the Company. It is part of Our general account assets. Our general account assets are used to support Our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, We have sole discretion over the investment of the assets of the general account. The Policy Loan Account is part of the Guaranteed Account.

INTEREST CREDITED ON POLICY VALUE IN THE GUARANTEED ACCOUNT

      Net Premiums allocated to the Guaranteed Account and Policy Account Values transferred from the Subaccounts to the Guaranteed Account are credited to the Guaranteed Account portion of the Policy Account Value. We will credit interest on these amounts at rates We determine in Our sole discretion, but in no event will interest credited on these amounts be less than an effective rate of at least 0.32737% per month, compounded monthly which equates to 4% per year, compounded annually. The Policy Loan Account portion of the Guaranteed Account will be credited with interest at an annual rate that is 2.0% less than the then current Policy loan interest rate.

      However, if at the time of an allocation or transfer to the Guaranteed Account, We are crediting a rate of interest higher than 4%, the higher rate will apply to the amount from the date of its allocation or transfer to the Guaranteed Account through the end of the period during which the excess rate is effective. If a higher rate of interest is credited, different rates of interest may apply to amounts allocated or transferred at different times, and different rates of interest may apply to amounts held in a Policy Loan Account than to the remaining portion of Policy Account Value held in the Guaranteed Account. YOU ASSUME THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR.


CALCULATING GUARANTEED ACCOUNT VALUE

      The Guaranteed Account Value is calculated daily. See "GUARANTEED ACCOUNT VALUE," page __.

DEDUCTIONS FROM THE GUARANTEED ACCOUNT

      Amounts allocated to the Guaranteed Account at different times, whether from Net Premiums or transfers, may be credited with different rates of interest. Whenever a charge is deducted from the Policy Account Value in the Guaranteed Account, or an amount is withdrawn from the Policy Account Value in the Guaranteed Account to satisfy a partial surrender, transfer or Policy loan request, the charge or withdrawal will be taken first from the amount most recently allocated to the Guaranteed Account, then the amount next most recently allocated, and so forth. See page __ for limits and restrictions on transfers of Policy Account Value from the Guaranteed Account.

      If there is any Policy Account Value in the Policy Loan Account, it is not available for transfers, partial surrenders or Policy loans, nor any charges deducted from this portion of Policy Account Value. Amounts are transferred to or from the Policy Loan Account only when Policy loans are taken or repayments made. If an amount is transferred from the Policy Loan Account to the remaining portion of the Guaranteed Account Value, it will be treated as a new allocation to the Guaranteed Account and will be credited with interest at the rate then in effect for Guaranteed Account allocations. See "POLICY LOAN ACCOUNT," page __.

PAYMENTS FROM THE GUARANTEED ACCOUNT

      We may defer payment of proceeds from the Guaranteed Account for a partial surrender, surrender or Policy loan request for up to six months from the date We receive the written request. If a payment from the Guaranteed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year compounded annually while it is deferred.

                    CHARGES AND DEDUCTIONS


      Periodically, the Company will deduct charges from the Policy Account Value and also from each Premium to cover certain expenses related to issuing and administering the Policy. These charges and deductions are described in the Policy as either guaranteed or current. The Company will never charge more than the guaranteed amount; however, solely within the Company's discretion, it may on a current basis charge less than the guaranteed amount.

PREMIUM CHARGES

      We will deduct a charge from each Premium. This charge consists of a 5% sales charge plus an explicit percent of Premium equal to the state and local premium tax rate applicable to the Policy (i.e., a typical state premium tax rate would be in the range of 2% to 2.5%). An additional sales charge may be deducted on a partial surrender or surrender of a Policy during the first 14 Policy Years. See "SURRENDER CHARGES", Page__.

      The 5% sales charge partially compensates Us for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

DAILY MORTALITY AND EXPENSE RISK CHARGE

      We deduct a daily charge from assets in the Subaccounts attributable to the Policies for assuming certain mortality and expense risks under the Policy. This charge does not apply to Guaranteed Account assets attributable to the Policies. The guaranteed and current charge is at an annual rate of 0.90% of net assets. Although the charge may be decreased to not less than 0.50% in Policy Years 11 and later, it is guaranteed not to exceed 0.90% for the duration of a Policy. Starting in Policy Year 11, if the current charge is less than .90%, We will notify You before We increase this charge. We may realize a profit from this charge.


     The mortality risk We assume is that the Insureds under the Policies may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against the Policies.


MONTHLY DEDUCTION

      On the Issue Date and each Monthly Anniversary, We deduct the monthly deduction from the Policy Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. (For this purpose, the Policy Date is treated as a Monthly Anniversary.) The monthly deduction consists of (1) administrative charges (the "Monthly Expense Charge"), (2) insurance charges ("Cost of Insurance Charge"), and (3) any charges for additional benefits added by supplemental agreement to a Policy ("Supplemental Benefit Charges"), as described below. The monthly deduction is deducted from the Accounts pro rata on the basis of the portion of Policy Account Value in each Account. See "DEDUCTIONS FROM THE GUARANTEED ACCOUNT," page ___.

      Current and Guaranteed Expense Charges. The monthly expense charge varies by current Policy Face Amount. There is also an additional monthly charge (see "First Year Additional Charge" in table below) during the first Policy year and the twelve months immediately following an increase in Face Amount.

      The monthly expense charges per Policy varying by the Policy Face Amount and the additional monthly charge during the first Policy Year and every twelve months immediately following an increase in Face Amount for current and guaranteed expense charges are shown below:


MONTHLY EXPENSE CHARGE PER POLICY                   CURRENT         GUARANTEED
                                                    CHARGE           CHARGE
- ----------------------------------------------------------------------------

If Face Amount is between $50,000 and $199,999        $7.50         $15.00

If Face Amount is between $200,000 and  $499,999      $5.00         $10.00
If Face Amount is $500,000 or greater                 $4.00         $10.00
First Year Additional Charge                          $20.00        $25.00


      These charges compensate Us for administrative expenses associated with the Policies and the Separate Account. These expenses relate to Premium billing and collection, recordkeeping, processing Death Benefit claims, Policy Loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records.

      COST OF INSURANCE CHARGE. This charge compensates Us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from Monthly Anniversary to Monthly Anniversary. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary.

      The   Net Amount at Risk is  calculated  as (a) minus (b) where
           (a) is the current Death Benefit at the beginning of the Policy month divided by 1.0032737.
           (b) is current total Policy Account Value.

      The cost of insurance rate for a Policy is based on the Attained Age, sex and rate class of the Insured, and therefore varies from time to time. We currently place Insureds in one of three basic rate classifications, based on our underwriting: a smoker, a nonsmoker standard, or a rate class involving a higher mortality risk (a "substandard class"). Insureds Attained Age 14 and under are placed in a rate class that does not distinguish between smoker and nonsmoker, and are assigned to a smoker class at Attained Age 15 unless they have provided satisfactory evidence that they qualify for a nonsmoker class.

      We place the Insured in a rate class when We issue the Policy, based on Our underwriting of the application. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, We conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

      If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the policy Face Amount, For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Policy Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Policy Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

      If the death benefit equals the Policy Account Value multiplied by the applicable death benefit corridor percentage, any increase in Policy Account Value will cause an automatic increase in death benefit. The attained age and underwriting class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

      If there is a decrease in Face Amount after there had been prior increases to the Face Amount, then for purposes of calculating the cost of insurance charge, the decrease will first be applied to reduce any prior increases in Face Amount, starting with the most recent increase in Face Amount and then to each prior increase.

      The guaranteed cost of insurance rates for substandard policies issued on a table rated basis are based on multiples of the 1980 CSO tables. The substandard multiple applicable depends on the substandard underwriting classification assigned to the insured. Currently, multiples range from 125% to 500% of the 1980 CSO tables.

      The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples if applicable), the current net amount at risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

      Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on Our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In the Company's discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

      Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

      We do not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term Policy issued by the Company. See "SUPPLEMENTAL BENEFITS," page __. In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term Policy.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, Premiums and benefits under Policies covering males and females of the same age will generally differ.

      We do, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, We may offer Policies with unisex mortality tables to such prospective purchasers.


Supplemental Benefit Charges.  See "SUPPLEMENTAL BENEFITS," page __.


TRANSFER CHARGE

      We currently impose a $25 transfer charge on any transfer of Policy Account Value among the subaccounts in excess of twelve free transfers permitted each Policy Year. If the charge is imposed, it will be deducted from the amount requested to be transferred before allocation to the new Subaccount(s) and shown in the Confirmation of the transaction. If an amount is being transferred from more than one Subaccount, the transfer charge will be deducted proportionately from the amount being transferred from each Subaccount. This charge, if imposed, will reimburse Us for administrative expenses incurred in effecting transfers. We do not anticipate making any profit on this charge.

SURRENDER CHARGES

      If the Policy is surrendered during the first 14 Policy Years, We will deduct a Surrender Charge for the initial Face Amount. If a Policy is surrendered within 14 years after an increase in Face Amount, We will deduct a Surrender Charge for the increase in Face Amount. The Surrender Charge will be deducted before any surrender proceeds are paid.

      SURRENDER CHARGE FOR INITIAL FACE AMOUNT. The Surrender Charge for the initial Face Amount will be no greater than the sum of (1) and (2) times a duration factor (as shown in the table below), where:


      (1) is equal to 25% of the first year paid Premium up to the surrender charge premium (which is an amount calculated separately for each Policy based on age, sex and smoker/nonsmoker class and is provided in the Appendix); and

      (2) is equal to 4% of the first year paid Premium in excess of the surrender charge premium.



      The following table lists the Policy duration factor as described above:

                          POLICY          SURRENDER
                          DURATION        CHARGE FACTOR
                    -------------------------------------------------

                             1              100%
                             2              100%
                             3              100%
                             4              100%
                             5              100%
                             6               90%
                             7               80%
                             8               70%
                             9               60%
                             10              50%
                             11              40%
                             12              30%
                             13              20%
                             14              10%
                            15+              0%



      A Table of Surrender Charge Premiums for various ages, sex and Face Amount in the nonsmoker class is shown in Appendix B.

      An increase in the Face Amount of the Policy will result in an additional surrender charge during the 14 years. The additional surrender charge period will begin on the effective date of the increase.


      If the Face Amount of the Policy is reduced before the end of the 14th Policy Year or within 14 years immediately following a Face Amount increase, We may also deduct a pro rata share of any applicable surrender charge from Your Policy Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in the Face Amount of the Policy in the reverse order in which such increases took place, and then to the original Face Amount of the Policy.


PARTIAL SURRENDER CHARGE

      The Partial Surrender Charge is equal to a pro rata portion of the surrender charge that would apply to a full surrender, determined by multiplying the applicable full surrender charge by a fraction (equal to the partial surrender amount payable plus the Partial Surrender Administrative Charge divided by the result of subtracting the applicable surrender charge from the unloaned portion of the Policy Account Value). This amount is assessed against the Subaccounts or the Guaranteed Account in the same manner as provided for with respect to the partial surrender amount paid.

      A partial surrender charge is also deducted from the Policy Account Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

PARTIAL SURRENDER ADMINISTRATIVE CHARGE

      We will deduct an administrative charge upon a partial surrender. This charge is $25. If required by the insurance regulations of any state, the administrative charge for a partial surrender will be equal to the lesser of $25 or 2% of the amount surrendered. This charge will be deducted from the Policy Account Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount. See page __ for rules for allocating the deduction and Partial Surrenders on page__.
We do not anticipate making a profit on this charge.

      Each partial surrender will reduce the Policy Account Value by the amount of partial surrender plus the proportional surrender charge and $25 fee. If the Death Benefit coverage is the Level Death Benefit Option, the Face Amount will also be reduced by the amount of the partial surrender in the following order:


     1. The most recent increase in the Face Amount, if any, will be reduced first.

     2. The next most recent increases in the Face Amount, if any, will then be successively decreased.

      3. The initial Face Amount will then be decreased.

DISCOUNT PURCHASE PROGRAMS

      The amount of the Surrender Charge may be reduced or eliminated when sales of the Policies are made to individuals or to groups of individuals in a manner that, in the opinion of the Company, results in savings of sales expenses. For purchases made by officers, directors and employees of the Company, an affiliate, or any individual, firm, or company that has executed the necessary agreements to sell the Policies, and members of the immediate families of such officers, directors, and employees, the Company may reduce or eliminate the Surrender Charge.


                     HOW YOUR POLICY ACCOUNT VALUES VARY


      There is no minimum guaranteed Policy Account Value or Net Cash Surrender Value. These values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Guaranteed Account, and will depend on the allocation of Policy Account Value. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the monthly deduction to be deducted on that date (see page __), the Policy will be in default and a Grace Period will begin.

DETERMINING THE POLICY ACCOUNT VALUE

      On the Policy Date the Policy Account Value is equal to the initial Net Premium. If the Policy Date and the Issue Date are the same day, the Policy Account Value is equal to the initial Net Premium, less the monthly deduction. On each Valuation Date thereafter, the value is the aggregate of the accumulation values in the Subaccounts and the Guaranteed Account portion of the Policy Account Value. The Policy Account Value will vary to reflect the performance of the Subaccounts to which amounts have been allocated, interest credited on amounts allocated to the Guaranteed Account, charges, transfers, withdrawals, Policy loans and Policy loan repayments.

      ACCUMULATION UNIT VALUES. When You allocate an amount to a Subaccount, either by Net Premium allocation or transfer of Policy Account Value, Your Policy is credited with accumulation units in that Subaccount. The number of accumulation units is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

      The number of Subaccount accumulation units credited to Your Policy will increase when Net Premiums are allocated to the Subaccount, amounts are transferred to the Subaccount and loan repayments are credited to the
Subaccount. The number of Subaccount accumulation units credited to a Policy will decrease when the allocated portion of the monthly deduction is taken from the Subaccount, a Policy loan is taken from the Subaccount, an amount is transferred from the Subaccount, or a partial surrender, including the partial surrender charge, is taken from the subaccount.

      A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio, and may increase or decrease from one Valuation Date to the next. The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

      NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any dividend or capital gain distributions on Fund shares and the deduction of the daily mortality and expense risk charge.

      GUARANTEED ACCOUNT VALUE. On any Valuation Date, the Guaranteed Account portion of the Policy Account Value of a Policy is the total of all Net Premiums allocated to the Guaranteed Account, plus any amounts transferred to the Guaranteed Account, plus interest credited on such Net Premiums and amounts, less the amount of any transfers from the Guaranteed Account, less the amount of any partial surrenders, including the partial surrender charges, taken from the Guaranteed Account, and less the pro rata portion of the monthly deduction deducted from the Guaranteed Account. If there have been any Policy Loans, the Guaranteed Account Value is further adjusted to reflect the amount in the Policy Loan Account held in the Guaranteed Account, including transfers to and from the Policy Loan Account as loans are taken and repayments are made, and interest credited on the Policy Loan Account.

NET POLICY ACCOUNT VALUE

      The Net Policy Account Value on a Valuation Date is the Policy Account Value less Outstanding Loans on that date.

CASH SURRENDER VALUE

      The Cash Surrender Value on a Valuation Date is the Policy Account Value reduced by any surrender charge that would be assessed if the Policy were surrendered on that date. The Cash Surrender Value is used to calculate the loan value and to determine whether Outstanding Loans exceed the Policy limits (see page __). The loan value may not exceed 90% of the Net Cash Surrender Value at the time the loan is made.

NET CASH SURRENDER VALUE

      The Net Cash Surrender Value on a Valuation Date is equal to the Net Policy Account Value reduced by any surrender charge that would be imposed if the Policy were surrendered on that date. It is the amount received upon a full surrender of the Policy.


                   DEATH BENEFIT AND CHANGES IN FACE AMOUNT


      As long as the Policy remains in force, We will pay the Death Benefit upon receipt at Our Administrative Office of satisfactory proof of the Insured's death. We will require return of the Policy. The Death Benefit will be paid in a lump sum generally within seven days after We receive due proof of the death of the Insured, (see "WHEN PROCEEDS ARE PAID," page __) or, if elected, under a payment option (see "PAYMENT OPTIONS," page __). The Death Benefit will be paid to the Beneficiary. See "SELECTING AND CHANGING THE BENEFICIARY," page __.

      If part or all of the Death Benefit is paid in one sum, the Company will pay interest on this sum from the date of the Insured's death to the date of payment. We determine the interest rate, but it will not be less than a rate of 3% per year compounded annually.

DEATH BENEFIT OPTIONS

      The Policy Owner may choose one of two Death Benefit Options, which will determine the Death Benefit. Under Option I, the Death Benefit is the greater of the Face Amount or the applicable percentage of Policy Account Value on the date of the Insured's death. Under Option II, the Death Benefit is the greater of the Face Amount plus the Policy Account Value, or the applicable percentage of the Policy Account Value, on the date of the Insured's death.

      If investment performance is favorable the amount of the Death Benefit may increase. However, under Option I, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all, whereas under Option II, the Death Benefit will vary directly with the investment performance of the Policy Account Value. To see how and when investment performance may begin to affect the Death Benefit, please see the illustrations beginning on page __.

      The applicable percentage of Policy Account Value is 250% when the Insured is Attained Age 40 or less, and decreases each year thereafter to 100% when the Insured is Attained Age 95. A table showing the applicable percentages for Attained Ages 0 to 99 is shown below. The Internal Revenue Code requires that the applicable percentage requirements be met in order for the Policy to qualify under the Code as life insurance.



                       TABLE OF APPLICABLE PERCENTAGES
             -----------------------------------------------------------
             ATTAINED AGE                    PERCENTAGE OF POLICY
                                             ACCOUNT VALUE
             ------------                    --------------------

               Under 40                          250%
                  45                             215%
                  50                             185%
                  55                             150%
                  60                             130%
                  70                             115%
             75 through 90                       105%
             95 through 99                       100%





      The initial Face Amount is set at the time the Policy is issued. You may increase or decrease the Face Amount from time to time, as discussed below. You select from Options I or II when you apply for the Policy. You also may change the Option, as discussed below.

CHANGES IN DEATH BENEFIT OPTIONS

      You can change Your Death Benefit Option on Your Policy subject to the following rules. After any change, We may require that You submit evidence, satisfactory to Us that the Insured is then insurable. If You ask Us to change from Option I to Option II, We will decrease the Face Amount of the Policy by the amount in Your Policy Account Value on the date the change takes effect. However, We reserve the right to decline to make such change if it would reduce the Face Amount of this Policy below the minimum Face Amount for which We would then issue the Policy under Our rules. If You ask Us to change from Option II to Option I, We will increase the Face Amount of this Policy by the amount in Your Policy Account Value on the date the change takes effect. Such decreases and increases in the Face Amount of the Policy are made so that the Death Benefit remains the same on the date the change takes effect. However, if Your Death Benefit is determined by a percentage multiple of the Policy Account Value, there may be an increase in the Death Benefit.

      The change will take effect at the beginning of the Policy Month that coincides with or next follows the date We approve Your request.

      We reserve the right to decline to make any change that We determine would cause the Policy to fail to qualify as life insurance under applicable tax law as interpreted by Us.

      You may ask for a change by completing an Application For Change, which You can get from Our agent or by writing to Us at Our Administrative Office. A copy of Your Application For Change will be attached to the new policy information section of the Policy that We will issue when the change is made. The new section and the Application For Change will become a part of the Policy. We may require You to return the Policy to Our Administrative Office to make a Policy change.

CHANGES IN FACE AMOUNT


      At any time after the first Policy Year while the Policy is in force, You may request a change in the Face Amount, subject to the following conditions. No change will be permitted that would result in Your Policy's death benefit not being excludable from gross income due to not satisfying the requirements of
Section 7702 of the Internal Revenue Code. (See TAX CONSIDERATIONS, Page __.)


      Any increase in the Face Amount must be at least $10,000, however, the resulting Face Amount of the Policy after the increase may not be in excess of twice the Face Amount of the Policy on the Issue Date. A written application must be submitted to Our Administrative Office along with evidence of insurability satisfactory to the Company. A change in the Planned Periodic Premium may be advisable. See "PREMIUMS UPON INCREASE IN FACE AMOUNT," page __. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Policy Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. You must return Your Policy so We can amend the Policy to reflect the increase. There will be an additional $20 per month in Monthly Expense Charges imposed on the contract for the next twelve months immediately following the effective date of such an increase.

      Any decrease in the Face Amount must be at least $5,000 and the Face Amount after the decrease must be at least $50,000. In addition, no decrease may be made in the first twelve months following the effective date of an increase in Face Amount. During the first five Policy years, the Face Amount may not be decreased by more than 10 percent of the initial Face Amount in any one Policy Year. A decrease in Face Amount will become effective on the Monthly Anniversary that coincides with or next follows Our receipt of a request at Our Administrative Office.


      There is an impact on Surrender Charges for both increases and decreases in Face Amount. (See SURRENDER CHARGES, Page __.) In addition, an increase or decrease in face amount may impact the status of the Policy as a Modified Endowment Contract. (See "TAX CONSIDERATIONS," page __.)


SELECTING AND CHANGING THE BENEFICIARY

      You select a Beneficiary in Your application. You may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Owner's estate will be the Beneficiary.



                                CASH BENEFITS

POLICY LOANS


      You may borrow up to the loan value of Your Policy at any time after the first twelve months of the Policy, or after the first twelve months following any increase in Face Amount, by submitting a written request to Our Administrative Office. The minimum amount You may borrow is $500. The loan value is 90% of Your Net Cash Surrender Value. Outstanding Policy loans reduce the amount of the loan value available for new Policy loans. Policy loans will be processed as of the date Your written request is received and loan proceeds generally will be sent to You within seven days. See "WHEN PROCEEDS ARE PAID," page __, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __. In addition, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. (See "TAX CONSIDERATIONS," page __.)


      INTEREST. We will charge interest daily on any outstanding Policy loan at a declared annual rate not in excess of 8.00%. The current rate, subject to change by the Company, is 8.00%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding Policy loan.

      OUTSTANDING LOANS. Unrepaid Policy loans (including unpaid interest added to the Loan) plus accrued interest not yet due equals the Outstanding loans.


      LOAN REPAYMENT; EFFECT IF NOT REPAID. You may repay all or part of Your Outstanding loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to Our Administrative Office and will be credited as of the date received. If the Death Benefit becomes payable while a Policy loan is outstanding, the Outstanding Loan will be deducted in calculating the Death Benefit. If the Outstanding loans exceed the Net Cash Surrender Value on any monthly anniversary, the Policy will be in default. We will send You, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

      POLICY LOAN ACCOUNT. When a Policy Loan is made, an amount equal to the loan proceeds is withdrawn from the Policy Account Value in the Subaccounts. This withdrawal is made pro rata on the basis of the Policy Account Value in each Subaccount unless You direct a different allocation when requesting the loan. The loan amount withdrawn is then transferred to the Policy Loan Account in the Guaranteed Account. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Policy Loan Account to the Subaccounts in accordance with Your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Policy Account Value, but other Policy values, such as the Net Policy Value and Net Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Policy Loan Account.


      POLICY LOAN NET COST. The maximum net cost of a Loan is 2.00% per year (the difference between the rate of interest We charge in Policy loans and the amount We credit on the equivalent amount held in the Policy Loan Account). In addition, We currently intend to credit 6.00% on the amount held in the Policy Loan Account during the first 10 Policy Years. The net loan cost during the first 10 Policy Years will always be no more than 2.00%.

      For Policy Years 11 and later, a portion of the maximum loanable amount may be available on a preferred loan basis. The amount available on a preferred basis is the excess, if any, of the Policy Account Value over the sum of the Premiums paid. For a preferred loan, the interest rate charged and credited to the preferred portion of the loan value will be the same.

      EFFECT OF POLICY LOAN. A Policy Loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy Account Values because the investment results of the Subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the Loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Account while the Policy Loan is outstanding, the effect could be favorable or unfavorable. Also, Policy Loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate.

SURRENDERING THE POLICY FOR NET CASH SURRENDER VALUE

      You may surrender your Policy at any time for its Net Cash Surrender Value by submitting a written request to Our Administrative Office. We will require return of the Policy. A Surrender Charge may apply. See "SURRENDER CHARGES," page __. A surrender request will be processed as of the date Your written request and all required documents are received and generally will be paid within seven days. See "WHEN PROCEEDS ARE PAID," page __, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __. The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. See "PAYMENT OPTIONS," page __. Your Policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.

PARTIAL SURRENDERS

      We will not allow a partial surrender during the first twelve months of the Policy or during the first twelve Policy months immediately following an increase in the Face Amount of the Policy. After the first Policy year, You may make partial surrenders under Your Policy up to a maximum of 90% of the Net Cash Surrender Value subject to the following conditions. You must submit a written request to Our Administrative Office. The Net Cash Surrender Value must exceed $500 after the partial surrender is deducted from the Policy Account Value. No more than two partial surrenders may be made during a Policy Year, and each partial surrender must be at least $500. A partial surrender charge and an administrative charge will be assessed on a partial surrender. See "PARTIAL SURRENDER CHARGE," page __. This charge will be deducted from Your Policy Account Value along with the amount requested to be surrendered and will be considered part of the partial surrender (together, the "partial surrender amount"). Policy Account Values will be reduced by the partial surrender amount.

      When You request a partial surrender, You can direct how the partial surrender amount will be deducted from Your Policy Account Value in the Accounts. If You provide no directions, the partial surrender amount will be deducted from Your Policy Account Value in the Accounts on a pro rata basis.
See "Deductions from the Guaranteed Account," page __.

      If the Option I is in effect, the Face Amount will also be reduced by the partial surrender amount. If the Face Amount has been increased, the partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the initial Face Amount. No partial surrender may be made that would reduce the Face Amount to less than $50,000.

      Partial surrender requests will be processed as of the date your written request is received, and generally will be paid within seven days. See "WHEN PROCEEDS ARE PAID," page __, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page
__.


      Surrenders of all or part of a Policy may have tax consequences. (See "TAX CONSIDERATIONS," page __.)


MATURITY BENEFIT




     The Maturity Date is the Policy Anniversary following Insured's Attained Age 99 unless you requested an extended Maturity Date. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to You. The Maturity Benefit is equal to the Policy Account Value less Outstanding Loans on the Maturity Date. Maturity of a Policy may have tax consequences. (See "TAX CONSIDERATIONS," page __.)





PAYMENT OPTIONS

      The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of guaranteed benefit payments.

    ILLUSTRATIONS OF POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES, DEATH
                       BENEFITS AND ACCUMULATED PREMIUMS



     The following tables have been prepared to show how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Account Values, Net Cash Surrender Values and Death Benefit under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premiums were paid annually and the return on the assets in the Alliance Fund was an average rate of 0%, 6% or 12%. The tables also show Planned Periodic Premiums accumulated at 5% interest.


     The tables reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the selected Alliance Fund. The tables assume an average annual expense ratio of 0.91% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectuses for the Alliance Fund accompanying this prospectus.


      In addition, the tables reflect the daily charge to the Separate Account for assuming mortality and expense risks, which is equivalent to an effective annual charge at the guaranteed maximum rate of 0.90% which is also the current rate. In Policy Years 11 and later, the Company may reduce the effective annual charge to a current rate of no less than 0.50%. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of - 1.74%, 4.26% and 10.26%.

      The tables also reflect the deduction of the monthly expense charge and the monthly Cost of Insurance Charge for the hypothetical Insured. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges We have the contractual right to charge are reflected in separate tables on each of the following pages. All the tables reflect the fact that no charges for federal income taxes are currently made against the Separate Account and assume no Outstanding Loans or charges for supplemental benefits. The tables also reflect a state premium tax rate of 2.00%.

      The illustrations are based on Our sex distinct rates for nonsmokers. Upon request, We will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                          Illustration of Policy Values
                           AIG Life Insurance Company

   Male Issue Age 40                                             Non Smoker
                              $3,200 Annual Premium
                              $250,000 Face Amount
                          Death Benefit Option (Level)



                                          Using Current Cost of Insurance Rates
                       ---------------------------------------------------------------------------------------------
                            0% Hypothetical              6% Hypothetical                  12% Hypothetical
           Premiums     Gross Investment Return       Gross Investment Return         Gross Investment Return
          Accumulated  --------------------------     ---------------------------     -------------------------------
End of    at 5.00%      Policy       Net   Cash        Policy      Net     Cash         Policy       Net       Cash
Policy    Interest     Account  Surrender  Death      Account   Surrender  Death       Account    Surrender    Death
 Year     Per Year      Value    Value     Benefit     Value     Value     Benefit      Value       Value      Benefit


 1         $3,360      $2,204    $1,404    $250,000     $2,356   $1,556     $250,000      $2,509    $1,709     $250,000
 2         $6,888      $4,590    $3,790    $250,000     $5,039   $4,239     $250,000      $5,506    $4,706     $250,000
 3        $10,592      $6,923    $6,123    $250,000     $7,821   $7,021     $250,000      $8,793    $7,993     $250,000
 4        $14,482      $9,201    $8,401    $250,000    $10,705   $9,905     $250,000     $12,397   $11,597     $250,000
 5        $18,566     $11,411   $10,611    $250,000    $13,681  $12,881     $250,000     $16,336   $15,536     $250,000
 6        $22,854     $13,516   $12,796    $250,000    $16,714  $15,994     $250,000     $20,605   $19,885     $250,000
 7        $27,357     $15,529   $14,889    $250,000    $19,818  $19,178     $250,000     $25,251   $24,611     $250,000
 8        $32,085     $17,457   $16,897    $250,000    $23,005  $22,445     $250,000     $30,322   $29,762     $250,000
 9        $37,049     $19,339   $18,859    $250,000    $26,315  $25,835     $250,000     $35,899   $35,419     $250,000
 10       $42,262     $21,146   $20,746    $250,000    $29,725  $29,325     $250,000     $42,007   $41,607     $250,000
 11       $47,735     $22,945   $22,625    $250,000    $33,346  $33,026     $250,000     $48,870   $48,550     $250,000
 12       $53,482     $24,651   $24,411    $250,000    $37,072  $36,832     $250,000     $56,408   $56,168     $250,000
 13       $59,516     $26,279   $26,119    $250,000    $40,922  $40,762     $250,000     $64,711   $64,551     $250,000
 14       $65,851     $27,830   $27,750    $250,000    $44,905  $44,825     $250,000     $73,866   $73,786     $250,000
 15       $72,504     $29,281   $29,281    $250,000    $49,005  $49,005     $250,000     $83,950   $83,950     $250,000
 16       $79,489     $30,585   $30,585    $250,000    $53,187  $53,187     $250,000     $95,039   $95,039     $250,000
 17       $86,824     $31,758   $31,758    $250,000    $57,473  $57,473     $250,000    $107,265  $107,265     $250,000
 18       $94,525     $32,771   $32,771    $250,000    $61,843  $61,843     $250,000    $120,747  $120,747     $250,000
 19      $102,611     $33,605   $33,605    $250,000    $66,289  $66,289     $250,000    $135,635  $135,635     $250,000
 20      $111,102     $34,300   $34,300    $250,000    $70,856  $70,856     $250,000    $152,131  $152,131     $250,000
 25      $160,363     $35,596   $35,596    $250,000    $95,844  $95,844     $250,000    $265,678  $265,678     $324,128
 30      $223,235     $31,546   $31,546    $250,000   $124,731 $124,731     $250,000    $450,404  $450,404     $522,469


     The above illustrations are based on the following:

     (1) Assumes no policy loans have been made.
     (2) Current values reflect current cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for the first 10 policy years and 0.50% for policy years eleven and later.
     (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes that the premium is paid at the beginning of the policyyear. Values would be different if the premiums are paid with a different frequency or in different amounts.


================================================================================
THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


================================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company
 Male Issue Age 40                                               Non Smoker


                              $3,200 Annual Premium
                              $250,000 Face Amount
                          Death Benefit Option (Level)





                                     Using Guaranteed Cost of Insurance Rates
                       -------------------------------------------------------------------------------------------
                            0% Hypothetical              6% Hypothetical                  12% Hypothetical
           Premiums     Gross Investment Return       Gross Investment Return         Gross Investment Return
          Accumulated  --------------------------     ----------------------------     ----------------------------
End of    at 5.00%      Policy       Net   Cash        Policy      Net     Cash         Policy       Net    Cash
Policy    Interest     Account  Surrender  Death      Account   Surrender  Death       Account    Surrender Death
 Year     Per Year      Value    Value     Benefit     Value     Value     Benefit      Value       Value   Benefit


    1       $3,360       $1,926    $1,126  $250,000       $2,069   $1,269  $250,000       $2,213    $1,413 $250,000
    2       $6,888       $4,075    $3,275  $250,000       $4,490   $3,690  $250,000       $4,924    $4,124 $250,000
    3      $10,592       $6,146    $5,346  $250,000       $6,971   $6,171  $250,000       $7,865    $7,065 $250,000
    4      $14,482       $8,136    $7,336  $250,000       $9,509   $8,709  $250,000      $11,056   $10,256 $250,000
    5      $18,566      $10,041    $9,241  $250,000      $12,103  $11,303  $250,000      $14,521   $13,721 $250,000
    6      $22,854      $11,858   $11,138  $250,000      $14,751  $14,031  $250,000      $18,281   $17,561 $250,000
    7      $27,357      $13,584   $12,944  $250,000      $17,451  $16,811  $250,000      $22,364   $21,724 $250,000
    8      $32,085      $15,215   $14,655  $250,000      $20,202  $19,642  $250,000      $26,802   $26,242 $250,000
    9      $37,049      $16,748   $16,268  $250,000      $23,001  $22,521  $250,000      $31,628   $31,148 $250,000
    10     $42,262      $18,178   $17,778  $250,000      $25,846  $25,446  $250,000      $36,878   $36,478 $250,000
    11     $47,735      $19,496   $19,176  $250,000      $28,729  $28,409  $250,000      $42,592   $42,272 $250,000
    12     $53,482      $20,691   $20,451  $250,000      $31,642  $31,402  $250,000      $48,809   $48,569 $250,000
    13     $59,516      $21,750   $21,590  $250,000      $34,572  $34,412  $250,000      $55,575   $55,415 $250,000
    14     $65,851      $22,658   $22,578  $250,000      $37,508  $37,428  $250,000      $62,941   $62,861 $250,000
    15     $72,504      $23,401   $23,401  $250,000      $40,437  $40,437  $250,000      $70,967   $70,967 $250,000
    16     $79,489      $23,965   $23,965  $250,000      $43,346  $43,346  $250,000      $79,721   $79,721 $250,000
    17     $86,824      $24,337   $24,337  $250,000      $46,226  $46,226  $250,000      $89,286   $89,286 $250,000
    18     $94,525      $24,508   $24,508  $250,000      $49,068  $49,068  $250,000      $99,759   $99,759 $250,000
    19    $102,611      $24,457   $24,457  $250,000      $51,855  $51,855  $250,000     $111,245  $111,245 $250,000
    20    $111,102      $24,159   $24,159  $250,000      $54,567  $54,567  $250,000     $123,867  $123,867 $250,000
    25    $160,363      $17,731   $17,731  $250,000      $65,968  $65,968  $250,000     $209,945  $209,945 $256,133
    30    $223,235           $0        $0        $0      $69,852  $69,852  $250,000     $349,009  $349,009 $404,850





 The above illustrations are based on the following:
     (1)  Assumes no policy loans have been made.
     (2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $35.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for all years.
     (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.



 ===============================================================================
THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

================================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company
 Male Issue Age 50                                                    Non Smoker
                              $8,500 Annual Premium
                              $400,000 Face Amount
                          Death Benefit Option (Level)





                                          Using Current Cost of Insurance Rates
                       -------------------------------------------------------------------------------------------
                            0% Hypothetical                        6% Hypothetical                        12% Hypothetical
           Premiums      Gross Investment Return                Gross Investment Return                Gross Investment Return
          Accumulated    ------------------------             -----------------------------        ----------------------------
 End of    at 5.00%       Policy       Net      Cash          Policy      Net        Cash          Policy       Net        Cash
 Policy    Interest      Account     Surrender  Death         Account   Surrender    Death         Account    Surrender    Death
 Year      Per Year       Value      Value      Benefit       Value     Value        Benefit       Value       Value      Benefit


    1         $8,925       $6,112      $3,987   $400,000        $6,526     $4,401    $400,000        $6,940     $4,815   $400,000
    2        $18,296      $12,248     $10,123   $400,000       $13,459    $11,334    $400,000       $14,720    $12,595   $400,000
    3        $28,136      $18,194     $16,069   $400,000       $20,599    $18,474    $400,000       $23,203    $21,078   $400,000
    4        $38,468      $23,956     $21,831   $400,000       $27,958    $25,833    $400,000       $32,466    $30,341   $400,000
    5        $49,316      $29,496     $27,371   $400,000       $35,507    $33,382    $400,000       $42,553    $40,428   $400,000
    6        $60,707      $34,743     $32,830   $400,000       $43,180    $41,267    $400,000       $53,476    $51,564   $400,000
    7        $72,667      $39,727     $38,027   $400,000       $51,015    $49,315    $400,000       $65,362    $63,662   $400,000
    8        $85,226      $44,406     $42,918   $400,000       $58,976    $57,488    $400,000       $78,274    $76,787   $400,000
    9        $98,412      $48,753     $47,478   $400,000       $67,046    $65,771    $400,000       $92,310    $91,035   $400,000
    10      $112,258      $52,841     $51,778   $400,000       $75,302    $74,239    $400,000      $107,671   $106,608   $400,000
    11      $126,796      $56,866     $56,016   $400,000       $84,063    $83,213    $400,000      $124,984   $124,134   $400,000
    12      $142,060      $60,707     $60,069   $400,000       $93,148    $92,510    $400,000      $144,138   $143,500   $400,000
    13      $158,088      $64,309     $63,884   $400,000      $102,529   $102,104    $400,000      $165,320   $164,895   $400,000
    14      $174,918      $67,643     $67,430   $400,000      $112,204   $111,992    $400,000      $188,770   $188,557   $400,000
    15      $192,589      $70,688     $70,688   $400,000      $122,182   $122,182    $400,000      $214,772   $214,772   $400,000
    16      $211,143      $73,427     $73,427   $400,000      $132,476   $132,476    $400,000      $243,660   $243,660   $400,000
    17      $230,625      $75,806     $75,806   $400,000      $143,078   $143,078    $400,000      $275,806   $275,806   $400,000
    18      $251,082      $77,770     $77,770   $400,000      $153,980   $153,980    $400,000      $311,655   $311,655   $400,000
    19      $272,561      $79,273     $79,273   $400,000      $165,191   $165,191    $400,000      $351,716   $351,716   $411,507
    20      $295,114      $80,278     $80,278   $400,000      $176,735   $176,735    $400,000      $395,970   $395,970   $459,325
    25      $425,964      $75,630     $75,630   $400,000      $240,432   $240,432    $400,000      $695,339   $695,339   $744,013
    30      $592,967      $48,485     $48,485   $400,000      $321,046   $321,046    $400,000    $1,185,044 $1,185,044 $1,244,297





 The above illustrations are based on the following:

     (1) Assumes no policy loans have been made.
     (2) Current values reflect current cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for the first 10 policy years and 0.50% for policy years eleven and later.
     (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.


 ===============================================================================

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


================================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company

 Male Issue Age 50                                                  Non Smoker
                              $8,500 Annual Premium
                              $400,000 Face Amount
                          Death Benefit Option (Level)




                                  Using Guaranteed Cost of Insurance Rates
                       -------------------------------------------------------------------------------------------
                            0% Hypothetical                 6% Hypothetical                  12% Hypothetical
           Premiums     Gross Investment Return          Gross Investment Return         Gross Investment Return
          Accumulated  --------------------------     -----------------------------     ----------------------------
End of    at 5.00%      Policy       Net   Cash         Policy      Net       Cash         Policy       Net       Cash
Policy    Interest     Account  Surrender  Death        Account    Surrender  Death       Account    Surrender    Death
 Year     Per Year      Value    Value     Benefit      Value      Value      Benefit      Value       Value      Benefit

   1        $8,925     $5,356     $3,231   $400,000       $5,746     $3,621   $400,000      $6,137      $4,012    $400,000
   2       $18,296    $10,762     $8,637   $400,000      $11,880     $9,755   $400,000     $13,048     $10,923    $400,000
   3       $28,136    $15,896    $13,771   $400,000      $18,093    $15,968   $400,000     $20,478     $18,353    $400,000
   4       $38,468    $20,738    $18,613   $400,000      $24,363    $22,238   $400,000     $28,459     $26,334    $400,000
   5       $49,316    $25,272    $23,147   $400,000      $30,676    $28,551   $400,000     $37,034     $34,909    $400,000
   6       $60,707    $29,476    $27,564   $400,000      $37,012    $35,100   $400,000     $46,251     $44,338    $400,000
   7       $72,667    $33,337    $31,637   $400,000      $43,358    $41,658   $400,000     $56,167     $54,467    $400,000
   8       $85,226    $36,844    $35,357   $400,000      $49,707    $48,219   $400,000     $66,862     $65,374    $400,000
   9       $98,412    $39,973    $38,698   $400,000      $56,034    $54,759   $400,000     $78,406     $77,131    $400,000
   10     $112,258    $42,688    $41,626   $400,000      $62,312    $61,249   $400,000     $90,880     $89,817    $400,000
   11     $126,796    $44,954    $44,104   $400,000      $68,506    $67,656   $400,000    $104,377    $103,527    $400,000
   12     $142,060    $46,729    $46,091   $400,000      $74,582    $73,945   $400,000    $119,009    $118,371    $400,000
   13     $158,088    $47,946    $47,521   $400,000      $80,482    $80,057   $400,000    $134,889    $134,464    $400,000
   14     $174,918    $48,537    $48,325   $400,000      $86,146    $85,934   $400,000    $152,163    $151,951    $400,000
   15     $192,589    $48,436    $48,436   $400,000      $91,519    $91,519   $400,000    $171,014    $171,014    $400,000
   16     $211,143    $47,573    $47,573   $400,000      $96,544    $96,544   $400,000    $191,673    $191,673    $400,000
   17     $230,625    $45,880    $45,880   $400,000     $101,168   $101,168   $400,000    $214,423    $214,423    $400,000
   18     $251,082    $43,281    $43,281   $400,000     $105,334   $105,334   $400,000    $239,615    $239,615    $400,000
   19     $272,561    $39,677    $39,677   $400,000     $108,966   $108,966   $400,000    $267,672    $267,672    $400,000
   20     $295,114    $34,927    $34,927   $400,000     $111,957   $111,957   $400,000    $299,105    $299,105    $400,000
   25     $425,964         $0         $0         $0     $110,485   $110,485   $400,000    $520,080    $520,080    $556,486
   30     $592,967         $0         $0         $0      $51,000    $51,000   $400,000    $873,888    $873,888    $917,582





 The above illustrations are based on the following:


     (1) Assumes no policy loans have been made.
     (2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $35.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for all years.
     (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.


 ===============================================================================
THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


================================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company
 Male Issue Age 35                                                  Non Smoker
                              $2,000 Annual Premium
                              $200,000 Face Amount
                          Death Benefit Option (Level)



                              Using Current Cost of Insurance Rates
                        ----------------------------------------------------------------------------------------
                           0% Hypothetical              6% Hypothetical              12% Hypothetical
           Premiums      Gross Investment Return      Gross Investment Return       Gross Investment Return
           Accumulated  --------------------------    ---------------------------   ----------------------------
  End of   at 5.00%      Policy       Net   Cash       Policy     Net     Cash       Policy   Net Cash
  Policy   Interest     Account  Surrender  Death     Account  Surrender  Death     Account  Surrender  Death
   Year    Per Year      Value     Value   Benefit     Value    Value    Benefit     Value    Value     Benefit

    1        $2,100      $1,276      $776 $200,000      $1,368      $868 $200,000    $1,461      $961   $200,000
    2        $4,305      $2,757    $2,257 $200,000      $3,028    $2,528 $200,000    $3,310    $2,810   $200,000
    3        $6,620      $4,198    $3,698 $200,000      $4,742    $4,242 $200,000    $5,330    $4,830   $200,000
    4        $9,051      $5,600    $5,100 $200,000      $6,513    $6,013 $200,000    $7,539    $7,039   $200,000
    5       $11,604      $6,956    $6,456 $200,000      $8,336    $7,836 $200,000    $9,949    $9,449   $200,000
    6       $14,284      $8,273    $7,823 $200,000     $10,220    $9,770 $200,000   $12,587   $12,137   $200,000
    7       $17,098      $9,554    $9,154 $200,000     $12,170   $11,770 $200,000   $15,478   $15,078   $200,000
    8       $20,053     $10,802   $10,452 $200,000     $14,191   $13,841 $200,000   $18,652   $18,302   $200,000
    9       $23,156     $12,017   $11,717 $200,000     $16,285   $15,985 $200,000   $22,136   $21,836   $200,000
    10      $26,414     $13,187   $12,937 $200,000     $18,445   $18,195 $200,000   $25,952   $25,702   $200,000
    11      $29,834     $14,341   $14,141 $200,000     $20,725   $20,525 $200,000   $30,223   $30,023   $200,000
    12      $33,426     $15,434   $15,284 $200,000     $23,067   $22,917 $200,000   $34,907   $34,757   $200,000
    13      $37,197     $16,473   $16,373 $200,000     $25,480   $25,380 $200,000   $40,053   $39,953   $200,000
    14      $41,157     $17,486   $17,436 $200,000     $27,996   $27,946 $200,000   $45,741   $45,691   $200,000
    15      $45,315     $18,451   $18,451 $200,000     $30,598   $30,598 $200,000   $52,008   $52,008   $200,000
    16      $49,681     $19,347   $19,347 $200,000     $33,270   $33,270 $200,000   $58,902   $58,902   $200,000
    17      $54,265     $20,174   $20,174 $200,000     $36,016   $36,016 $200,000   $66,494   $66,494   $200,000
    18      $59,078     $20,945   $20,945 $200,000     $38,853   $38,853 $200,000   $74,875   $74,875   $200,000
    19      $64,132     $21,658   $21,658 $200,000     $41,785   $41,785 $200,000   $84,133   $84,133   $200,000
    20      $69,439     $22,296   $22,296 $200,000     $44,800   $44,800 $200,000   $94,358   $94,358   $200,000
    25     $100,227     $23,742   $23,742 $200,000     $60,791   $60,791 $200,000  $164,133  $164,133   $219,938
    30     $139,522     $22,214   $22,214 $200,000     $78,916   $78,916 $200,000  $278,386  $278,386   $339,631



 The above illustrations are based on the following:

     (1) Assumes no policy loans have been made.
     (2) Current values reflect current cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for the first 10 policy years and 0.50%for policy years eleven and later.
     (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.


 ===============================================================================
THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


================================================================================

                          Illustration of Policy Values
                           AIG Life Insurance Company
 Male Issue Age 35

                                                                     Non Smoker

                              $2,000 Annual Premium
                              $200,000 Face Amount

                          Death Benefit Option (Level)




                                    Using Guaranteed Cost of Insurance Rates
                         ------------------------------------------------------------------------------------------
                           0% Hypothetical               6% Hypothetical               12% Hypothetical
            Premiums      Gross Investment Return       Gross Investment Return       Gross Investment Return
            Accumulated  --------------------------     -----------------------------  -----------------------------
  End of    at 5.00%      Policy    Net      Cash       Policy     Net      Cash         Policy  Net Cash
  Policy    Interest      Account  Surrender Death      Account  Surrender  Death      Account  Surrender  Death
   Year     Per Year       Value    Value   Benefit      Value     Value    Benefit      Value    Value    Benefit


    1         $2,100      $1,072      $572  $200,000       $1,157     $657  $200,000     $1,243      $743 $200,000
    2         $4,305      $2,406    $1,906  $200,000       $2,653   $2,153  $200,000     $2,911    $2,411 $200,000
    3         $6,620      $3,696    $3,196  $200,000       $4,190   $3,690  $200,000     $4,724    $4,224 $200,000
    4         $9,051      $4,941    $4,441  $200,000       $5,767   $5,267  $200,000     $6,697    $6,197 $200,000
    5        $11,604      $6,139    $5,639  $200,000       $7,384   $6,884  $200,000     $8,843    $8,343 $200,000
    6        $14,284      $7,286    $6,836  $200,000       $9,039   $8,589  $200,000    $11,175   $10,725 $200,000
    7        $17,098      $8,381    $7,981  $200,000      $10,732  $10,332  $200,000    $13,712   $13,312 $200,000
    8        $20,053      $9,424    $9,074  $200,000      $12,462  $12,112  $200,000    $16,472   $16,122 $200,000
    9        $23,156     $10,412   $10,112  $200,000      $14,229  $13,929  $200,000    $19,478   $19,178 $200,000
    10       $26,414     $11,342   $11,092  $200,000      $16,031  $15,781  $200,000    $22,751   $22,501 $200,000
    11       $29,834     $12,211   $12,011  $200,000      $17,864  $17,664  $200,000    $26,315   $26,115 $200,000
    12       $33,426     $13,016   $12,866  $200,000      $19,728  $19,578  $200,000    $30,200   $30,050 $200,000
    13       $37,197     $13,754   $13,654  $200,000      $21,622  $21,522  $200,000    $34,436   $34,336 $200,000
    14       $41,157     $14,421   $14,371  $200,000      $23,541  $23,491  $200,000    $39,059   $39,009 $200,000
    15       $45,315     $15,014   $15,014  $200,000      $25,485  $25,485  $200,000    $44,108   $44,108 $200,000
    16       $49,681     $15,524   $15,524  $200,000      $27,445  $27,445  $200,000    $49,622   $49,622 $200,000
    17       $54,265     $15,943   $15,943  $200,000      $29,415  $29,415  $200,000    $55,647   $55,647 $200,000
    18       $59,078     $16,259   $16,259  $200,000      $31,385  $31,385  $200,000    $62,232   $62,232 $200,000
    19       $64,132     $16,459   $16,459  $200,000      $33,342  $33,342  $200,000    $69,433   $69,433 $200,000
    20       $69,439     $16,532   $16,532  $200,000      $35,278  $35,278  $200,000    $77,318   $77,318 $200,000
    25      $100,227     $14,557   $14,557  $200,000      $44,242  $44,242  $200,000   $130,122  $130,122 $200,000
    30      $139,522      $6,728    $6,728  $200,000      $50,308  $50,308  $200,000   $216,314  $216,314 $263,903



 The above illustrations are based on the following:
     (1)  Assumes no policy loans have been made.
     (2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a combined administrative charge of $35.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.90% of assets for all years.
     (3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
     (4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid ith a different frequency or in different amounts.


 ===============================================================================
THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
============================================================================

                     OTHER POLICY BENEFITS AND PROVISIONS


RIGHT TO CONVERT

      The Policy may be converted to a Policy of flexible premium fixed benefit life insurance on the life of the Insured. This conversion may be made either:

      a. within 24 months after the Date of Issue while the Policy is in force; within 24 months of any increase in Face Amount, or
      b. within 60 days of the effective date of a material change in the investment Policy of a Subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, the Company will notify the Owner and give the Owner information on the options available.

      When such a conversion is made, no evidence of insurability is required. When a conversion is requested, the Company accomplishes this by transferring all of the Policy Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Policy Account Value must remain in the Guaranteed Account for the life of the Policy. The Face Amount in effect at the time of the conversion remains unchanged. The Effective Date, Date of Issue and Issue Age are unchanged. The Owner and Beneficiary are the same as were recorded immediately before the conversion.

LIMITS ON OUR RIGHTS TO CONTEST THE POLICY

      Incontestability. We will not contest the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

      SUICIDE EXCLUSION. If the Insured commits suicide (while sane or insane) within two years after the Issue Date, Our liability will be limited to the payment of a single sum. This sum will be equal to the Premiums paid, minus any loan and accrued loan interest and minus any partial surrender and minus the cost of any riders attached to the Policy. If the Insured commits suicide (while sane or insane) within two years after the effective date of an increase in the Face Amount, then Our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.


CHANGES IN THE POLICY OR BENEFITS

      Misstatement of Age or Sex. If an Insured's age or sex has been misstated in the Policy, the Death Benefit and any benefits provided by Riders to the Policy shall be those which would be purchased at the then current Cost of Insurance Charge for the correct age and sex.

      OTHER CHANGES. At any time We may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the Policy conform with any law or regulation issued by any government agency to which it is subject. Any such change, however, may be accepted or rejected by the Owner.

WHEN PROCEEDS ARE PAID

      We will ordinarily pay any Death Benefit, loan proceeds or partial or full surrender proceeds within seven days after receipt at Our Administrative Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, We may delay making a payment or processing a transfer request if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect the Company's Policy owners. See also "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __.

Reports to Policy Owners

      You will receive a confirmation within seven days of the transaction of: the receipt of any Premium (except Premiums received before the Date of Issue); any change of allocation of Premiums; any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; or any return of Premium necessary to comply with applicable maximum receipt of any Premium payment. You will also receive confirmation within seven days of transaction of: (1) exercise of the Right to Examine and Canel privilege; (2) an exchange of the Policy; (3) full Surrender of the Policy; and (4) payment of the Death Benefit under the Policy.

      Within 30 days after each Policy Anniversary an annual statement will be sent to each Owner. The statement will show the current amount of Death Benefits payable under the Policy, the current Policy Account Value, the current Cash Surrender Value and current Outstanding Loans. The statement will also show Premiums paid, all charges deducted during the Policy Year, and all transactions. The Company will also send to Owners annual and semi-annual report of the Separate Account.


ASSIGNMENT


      The Policy may be assigned in accordance with its terms on a form provided by Us. We will not be deemed to know of an assignment unless We receive a copy of it at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a Modified Endowment Contract as collateral for a loan may result in a taxable event. (See "TAX CONSIDERATIONS," page __.)




REINSTATEMENT

      If the Policy has ended without value, You may reinstate Policy benefits while the Insured is alive if You:

     1.   Ask for  reinstatement  of Policy benefits within 3 years from the end
          of  the  Grace  Period;   and

     2. Provide evidence of insurability satisfactory to Us; and 3. Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for 3 months, calculated from the effective date of reinstatement; and (iii) the charge for applicable taxes, the Premium charge, and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against Your Policy Account Value; and 4. Repay or reinstate any Policy Loan which existed on the date the Policy ended.

      The effective date of the reinstatement of Policy benefits will be the beginning of the Policy Month which coincides with or next follows the date We approve Your request.

      From the required payment We will deduct the charge for applicable taxes and the premium charge. The Policy Account Value, Policy Loan and surrender charges that will apply after reinstatement will be those that were in effect on the date the Policy lapsed.

      We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Policy Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                              TAX CONSIDERATIONS


      The following description is based upon the Company's understanding of current federal income tax law applicable to life insurance in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes.

      Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. The Company believes that the Policies to be issued will qualify as "life insurance contracts" under Section 7702, but the Company does not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers with regard to these risks.

INTRODUCTION

      The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws and the current interpretation of those laws. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

THE COMPANY

      The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

DIVERSIFICATION

      Section 817 (h) of the Code and the regulations prescribed under that Section by the United States Treasury Department ("Treasury Department") impose certain diversification standards on the investments underlying variable life insurance contracts. Section 817(h) of the Code provides that if the investment assets underlying a variable life insurance contract are not properly diversified in accordance with the Treasury regulations issued under that Section, then that contract shall be immediately and permanently disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax on the Policy Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy.


      Generally, for purposes of determining whether the diversification standards imposed by Section 817(h) of the Code on the underlying assets of variable contracts have been met, "each United States government agency or instrumentality shall be treated as a separate issuer." To the extent that any segregated asset account with respect to a variable life insurance Contract is invested in securities issued by the U.S. Treasury, the investments made by such accounts shall be treated as adequately diversified. The Code also contains a safe harbor provision which provides that a segregated asset account underlying life insurance contracts such as the Policies will meet the diversification requirements of Section 817(h) if, as of the close of each quarter, the underlying assets of the account meet the diversification requirements applicable to regulated investment companies and not more than 55 percent of the value of the assets of the account are attributable to cash and cash items (including receivables), Government securities and securities of other regulated investment companies.


      Treasury Regulation Section 1.817-5 establishes the specific diversification requirements applicable to the investment portfolios underlying variable life insurance contracts such as the Policies, and provides alternatives to the safe harbor provisions described above. Under this Regulation, an investment portfolio will be deemed adequately diversified if:
(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these percentage tests, all securities of the same issuer are generally treated as a single investment. The Regulation also provides a remedial procedure pursuant to which some of the adverse consequences of a violation of the diversification requirements may be avoided. This procedure requires, among other things, a tax penalty payment by the issuer of the affected policies.

      The Company intends that each Fund underlying the Policies will be managed
by  its   Investment   Manager  in  such  a  manner  as  to  comply  with  these
diversification requirements.

      When Regulations under Section 817(h) of the Code were first proposed in 1989, the Treasury Department also indicated that guidelines would be forthcoming under which a variable life insurance Policy would not be treated as a life insurance contract for tax purposes if the owner of the Policy had an excessive degree of control over the investments underlying the Policy (e.g., by being able to transfer values among Sub-accounts with only limited restrictions). The issuance of such guidelines could require the Company to impose limitations on the rights of the Policy Owners to control investment designations under the Policies. It is not presently known whether any such guidelines will be issued or whether any such guidelines would have retroactive effect.

TAX TREATMENT OF THE POLICY

      Section 7702 of the Code sets forth a detailed definition of a life insurance contract for Federal tax purposes. The Treasury Department is authorized to prescribe regulations implementing Section 7702. While proposed regulations and other interim guidance have been issued, final regulations have not been adopted so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance Policy.

      With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

      With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

      If subsequent guidance issued under Section 7702 leads the Company to conclude that a Policy does not (or may not) satisfy Section 7702, the Company will take appropriate and necessary steps for the purpose of causing such Policy to comply with Section 7702, but the Company can give no assurance that it will be possible to achieve that result. The Company expressly reserves the right to restrict Policy transactions if it determines such action to be necessary as part of an attempt by the Company to qualify the Policies as life insurance contracts under Section 7702.

      The discussion set forth below assumes that each Policy will qualify as a life insurance contract for Federal income tax purposes under Section 7702.

      TAX TREATMENT OF POLICY BENEFITS IN GENERAL.


      The Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excluded from the gross income of the Beneficiary under Section 101(a)(1) of the Code. In addition, the cash value increases of a Policy should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender, lapse with loan, or a payment of benefits at a Policy's Maturity Date.


      Upon a complete Surrender or lapse of any Policy or upon a payment of benefits at a Policy's Maturity Date, any excess of the amount received plus the amount of Outstanding Loan over the total investment in the Policy, will generally be treated as ordinary income subject to tax. This treatment of surrenders, lapses, and payments at a Policy's Maturity Date applies whether the Policy is or is not treated as a Modified Endowment Contract.

      INVESTMENT IN THE POLICY. The term "investment in the Policy" means (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

      DISTRIBUTIONS   FROM  POLICIES  NOT   CLASSIFIED  AS  MODIFIED   ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated first as a recovery of the Owner's investment in the Policy and then, but only after the return of all such investment in the Policy, as a distribution of taxable income. An exception to this general rule applies in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner, even where such a distribution must be made in order for the Policy to continue complying with the definitional limits of Section 7702. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

      Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, any such loan is generally treated as an Outstanding Loan of the Owner.


      MODIFIED ENDOWMENT CONTRACTS. Section 7702A of the Code establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or Policies with certain material changes after June 20, 1988. Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.


      In general, a Policy will be a Modified Endowment Contract if the accumulated Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. Whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

      The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. The Company will, however, monitor Policies and will take all steps reasonably necessary to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.


      DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Any Policies that are classified as Modified Endowment Contracts will be subject to additional adverse tax rules. Loans taken from, or secured by, such a Policy will be treated as distributions from the Policy and will be taxed accordingly. (Past due loan interest that is added to the loan amount will also be treated as a loan for this purpose.) In addition, all distributions, including any loans and any distributions upon any full or partial surrender, a lapse, or a payment of benefits at the Maturity Date of such a Policy, will be treated as ordinary income to the extent of the excess (if any) of the Policy Account Value immediately before the distribution over the Owner's investment in the Policy (described above) at such time. These rules may also apply to Policies during the two-year period prior to a Policy's classification as a Modified Endowment Contract.


            PENALTIES ON EARLY DISTRIBUTIONS POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A ten percent additional income tax may be imposed under
Section 72 (v) of the Code on the portion of any distribution (or any loan) from a Policy that is classified as a Modified Endowment Contract. This additional tax applies to the full amount that is included in the Owner's taxable income except where the distribution from the Policy (including distributions upon surrender) or loan is made from or secured by the Policy or loan is made on or after the date that the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. If a Policy is not a Modified Endowment Contract, however, then neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy will be subject to the 10% additional tax.

      MULTIPLE POLICIES. Section 72(e)(11) of the Code provides that if two or more Modified Endowment Contracts are issued within the same calendar year to the same Owner by one company or its affiliates, then all such contracts must be treated as one Modified Endowment Contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or other amounts distributed from all such contracts. Owners should consult a tax adviser prior to purchasing more than one Modified Endowment Contract in any calendar year.



     INTEREST ON POLICY LOANS. Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under Section 163(h) of the Code and thus will not be tax deductible. In addition, interest that is incurred on any loan under a Policy owned by a taxpayer is no longer deductible under Section 264 of the Code subject to certain phase-in rules. Section 264 omay also result in the disallowance of the taxpapyer's general interest expense allocable to unborrowed Policy cash values. An Owner should consult a tax advisor as to these tax rules.


     POLICY EXCHANGES AND MODIFICATIONS. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option (e.g., a change from Option I to Option II or vice versa), a Policy loan, a partial surrender, a Surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, the Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.


      WITHHOLDING. The Company is required to withhold Federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

      You are liable for payment of Federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

      GENERATION SKIPPING TRANSFER TAX. A transfer of the Policy or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.

      CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS. Prior to purchase of a Policy in connection with a qualified plan, the applicable tax rules relating to such plans and life insurance thereunder should be examined in consultation with a qualified tax advisor.



      POSSIBLE CHARGE FOR THE COMPANY'S TAXES

      At the present time, the Company makes no charge for any Federal, state or local taxes (other than state premium taxes) that it incurs that may be attributable to the Separate and Guaranteed Accounts or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                     SUPPLEMENTAL BENEFITS AND RIDERS

    The Company intends to make available certain supplemental benefits and riders which may be issued with the Policy. Any monthly charges for these supplemental benefits and riders, as listed below, will be deducted from the Policy Account Value.

    -  Accidental Death Benefit (ADB)
    -  Accelerated Benefits Rider
    -  Waiver of Monthly Deductions
    -  Waiver of Specified Premium
    -  Child's Term Rider
    -  Primary Insured Term Rider (PIR)
    -  Other Insured Term Rider (OIR)
    -  Minimum Guaranteed Death Benefit

    For a complete description of these supplemental benefits and riders, their costs, and any rules or limits applicable to their issue, please contact Our Administrative Office or one of Our authorized agents.

   MANAGEMENT OF THE COMPANY


    The Directors and Principal Officers of the Company are listed below with their current principal business affiliation and their principal occupations during the past five (5) years. All officers have been affiliated with the Company during the past five (5) years unless otherwise indicated.

                                                                                Principal Business Affiliations
                                                                                and Principal Occupations
Name and Address                        Office                                  During Past Five Years
- ----------------                        ------                                  ----------------------
Robert John O'Connell                   President                               President and CEO-AIG
80 Pine Street                          and CEO Director
13th Floor
New York, NY 10005

Nicholas Alexander O'Kulich*            Vice President,                         Vice President,
                                        Treasurer and Director                  Treasurer

Maurice Raymond Greenberg*              Director                                Director, Chairman and
                                                                                Chief Executive Officer
                                                                                AIG, Inc.
Edwin A. G. Manton*                     Director                                Director - AIG, Inc.


Edward Easton Matthews*                 Director                                Vice Chairman Investment and
                                                                                Financial Services, AIG, Inc.
                                                                                Formerly Vice Chairman
                                                                                Investment - AIG, Inc.

Jerome Thomas Muldowney                 Senior Vice President                   Managing Director AIG
175 Water Street                        and Director                            Investments Corp.
25th Floor                                                                      Senior Vice President of AIG
New York, New York 10005                                                        Domestic Life Companies

Win Jay Neuger                          Director                                Senior Vice President
175 Water Street                                                                AIG, Inc.  Formerly, Managing
25th Floor                                                                      Director-Bankers Trust Co.
New York, New York 10005

John Robert Skar                        Sr. Vice President                      Sr. Vice President
One Alico Plaza                         Actuary and Director                    Actuary & Domestic AIG Domestic Life
P.O. Box 667                                                                    Companies.
Wilmington DE 19899

Howard Ian Smith*                       Director                                Director, Executive Vice
                                                                                President, Chief Financial
                                                                                Officer and Comptroller,
                                                                                AIG, Inc. Formerly
                                                                                Executive Vice President
                                                                                and Comptroller, AIG, Inc.

Ernest Edward Stempel*                  Director                                Director - AIG, Inc.
                                        Chairman of the Board



Edmund Sze-Wing Tse                     Director                                Vice Chairman, Life Insurance,
                                                                                AIG, Inc. Sr. V.P. AIG, Inc.

Elizabeth Margaret Tuck*                Secretary                               Secretary and Assistant
                                                                                Secretary of AIG, Inc., and
                                                                                certain affiliates

Gerald Walter Wyndorf                   Director and                            Executive Vice President-
80 Pine Street                          Executive V.P.                          AIG Domestic Life Companies
13th Floor
New York, NY 10038

Howard Earl Gunton                      Sr. Vice President and                  Sr. Vice President and
One Alico Plaza                         Comptroller                             Comptroller AIG, Inc.
Wilmington, DE 19899                                                            Domestic Life Companies


* Indicates the business address of the individual, which is 70 Pine Street, New York, New York 10270.

                       DISTRIBUTION OF POLICY

    The Policy is sold by licensed insurance agents, where the Policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

     The Policy will be distributed through the principal underwriter for the Separate Account, AIG Equity Sales Corp. (AIGESC) 80 Pine Street, New York, New York, an affiliate of the Company. The Company pays commissions on behalf of AIGESC to selling product dealers and registered representatives.

    Commissions may be paid to registered representatives based on Premiums paid for Policies sold, in amounts up to 50% of first year Premiums, 5% on Premiums paid during the 2nd through 10th Policy Years, and 2% on Premiums paid after the first ten Policy Years. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.


                OTHER POLICIES ISSUED BY THE COMPANY

    The Company may offer other Policies similar to those offered herein.


                          STATE REGULATION

    The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine the Company's Policy liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                          LEGAL PROCEEDINGS

    There are no legal proceedings to which the Separate Account or the principal underwriter is a party. The Company is engaged in Various kinds of routine litigation which, in the opinion of the Company, are not of material importance in relation to the total capital and surplus of the Company.


                               EXPERTS

    The financial statements of the Company which appear in this Prospectus have been audited by Coopers & Lybrand, independent certified public accountants, as stated in their reports, and have been included in reliance upon the authority of such firm as experts in accounting and auditing.


                           LEGAL MATTERS



     Legal matters relating to the federal securities laws are being passed upon by the firm of Jorden Burt Boros Cicchetti Berenson & Johnson L.L.P. of Washington, D.C.



                          PUBLISHED RATINGS

    The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the separate account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A. M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services, and the financial strength of the Company as measured by Moody's Investors Services, may be referred to in advertisements, sales literature or in reports to Owners. These ratings are their opinions of an operating insurance company's financial capacity to meet the obligations of its life insurance policies and annuity contracts in accordance with their terms. In regard to their ratings of the Company, these ratings are explicitly based on the existence of a Support Agreement, dated as of December 13, 1991, between the Company and its parent Amaerican International Group, Inc. ("AIG"), pursuant to which AIG has agreed to cause the Company to maintain a positive net worth and to provide the Company with funds on a timely basis sufficient to meet the Company's obligations to its policyholders. The Support Agreement is not, however, a direct or indirect guarantee by AIG to any person of the payment of any of the Company's indebtedness, liabilities or other obligations (including obligations to the Company's policyholders).

    The ratings are not recommendations to purchase the Company's life insurance or annuity products, or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances relating to the Support Agreement, such as a lowering of AIG's long-term debt rating, so warrant. The ratings do not reflect the investment performance of the separate account or the degree of risk associated with an investment in the separate account.


                      FINANCIAL STATEMENTS


    The financial statements of the Company are included herein should only be considered as bearing upon the ability of the Company to meet its obligations under the Policy.


-------------------------------------------------------------------------------

ASSETS:
                Investments at Market Value:

                                                                           Shares             Cost            Market Value
                                                                    ----------------------------------------------------------
                      Fidelity
                        Money Market Portfolio                         1,225,889.680     $    1,225,890      $    1,225,890
                        Asset Manager Portfolio                           21,538.390            362,250             387,906
                        Growth Portfolio                                  31,376.682          1,051,538           1,164,075
                        Overseas Portfolio                                19,184.269            365,990             368,340
                        Investment Grade Bond Portfolio                    6,329.266             76,200              79,496
                        High Income Portfolio                             21,147.248            273,567             287,181
                      Dreyfus
                        Stock Index Portfolio                             36,677.122            895,009            944,435
                        Zero Coupon 2000 Portfolio                           875.283            10,688              10,766
                        Small Company Stock Portfolio                      7,897.168           133,094             127,381
                      Alliance
                        Growth & Income Portfolio                         38,350.882           688,198             764,335
                        Conservative Investors Portfolio                   1,837.415            23,033              24,072
                        Growth Portfolio                                  50,091.336           959,839           1,123,048
                        Growth Investors Portfolio                         8,168.085           109,275             117,458
                        Technology Portfolio                              21,762.871           270,522             255,061
                        Quasar Portfolio                                  19,165.402           229,719             241,676
                      Van Eck
                        Worldwide Hard Assets Portfolio                    1,923.672            30,961              30,220
                        Worldwide Balanced Portfolio                       7,341.490            83,389              88,315
                      Weiss, Peck & Greer
                        Tomorrow Short Term Portfolio                        256.449             2,534               2,518
                        Tomorrow Medium Term Portfolio                       479.752             4,395               4,140
                        Tomorrow Long Term Portfolio                       3,208.335            26,196              25,890
                                                                                        ------------------  ------------------

                      Total Investments                                                     $ 6,822,287          7,272,203
                                                                                                            ------------------
                           Total Assets                                                                      $   7,272,203
                                                                                                            ==================

EQUITY:
                Contract Owners' Equity                                                                        $ 7,272,203
                                                                                                            ------------------
                           Total Equity                                                                        $ 7,272,203
                                                                                                            ==================

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                             STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1997

                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                     $208,147          $ 38,596                $ 24,048
Expenses:
    Mortality & Expense Risk Fees                                   41,401             6,480                   2,502
                                                                  --------          --------                  --------
Net Investment Income (Loss)                                       166,746            32,116                    21,546
                                                                  --------          --------                  --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                   206,207                 0                    8,600
    Change in Unrealized Appreciation
        (Depreciation)                                             366,321                 0                    19,239
                                                                  --------          --------                  --------
    Net Gain (Loss) on Investments                                 572,528                 0                    27,839
                                                                  --------          --------                  --------

Increase (Decrease) in Net Assets
    Resulting From Operations                                     $739,274          $ 32,116                  $ 49,385
                                                                  ========          ========                  ========

                                                                                                           Fidelity
                                                                                                          Investment
                                                                Fidelity             Fidelity               Grade
                                                                 Growth              Overseas                Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $29,644              $11,804                 $3,074
Expenses:
    Mortality & Expense Risk Fees                                     8,178                2,117                    553
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         21,466                9,687                  2,521
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     55,366                1,460                    322
    Change in Unrealized Appreciation
        (Depreciation)                                               90,042               (3,697)                 2,132
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                  145,408               (2,237)                 2,454
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $166,874               $7,450                 $4,975
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                Fidelity             Dreyfus                 Zero
                                                                  High                Stock                 Coupon
                                                                 Income               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                        $4,849              $30,945                   $584
Expenses:
    Mortality & Expense Risk Fees                                     1,566                4,258                     73
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                          3,283               26,687                    511
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     11,481               41,444                    (71)
    Change in Unrealized Appreciation
        (Depreciation)                                               11,697               41,726                     83
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   23,178               83,170                     12
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $26,461             $109,857                   $523
                                                              ==============      ===============      =================

                                                                 Dreyfus             Alliance
                                                                  Small               Growth               Alliance
                                                                 Company                &                Conservative
                                                                  Stock               Income              Investors
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                        $2,290              $27,385                   $306
Expenses:
    Mortality & Expense Risk Fees                                       188                4,386                    139
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                          2,102               22,999                    167
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                       (107)              18,395                    600
    Change in Unrealized Appreciation
        (Depreciation)                                               (5,712)              68,190                    586
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   (5,819)              86,585                  1,186
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       ($3,717)            $109,584                 $1,353
                                                              ==============      ===============      =================


                                                                Alliance              Growth               Alliance
                                                                 Growth             Investors             Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $27,680               $2,233                   $544
Expenses:
    Mortality & Expense Risk Fees                                     6,211                  756                  1,659
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         21,469                1,477                 (1,115)
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     37,620                3,687                 16,995
    Change in Unrealized Appreciation
        (Depreciation)                                              138,629                5,513                (15,270)
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                  176,249                9,200                  1,725
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $197,718              $10,677                   $610
                                                              ==============      ===============      =================

                                                                                      VanEck
                                                                                    Worldwide               VanEck
                                                                Alliance               Hard               Worldwide
                                                                 Quasar               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                          $114                 $485                   $832
Expenses:
    Mortality & Expense Risk Fees                                     1,578                  166                    489
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         (1,464)                 319                    343
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      9,057                  165                    856
    Change in Unrealized Appreciation
        (Depreciation)                                               11,871               (1,231)                 3,097
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   20,928               (1,066)                 3,953
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $19,464                ($747)                $4,296
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                          $256                 $335                 $2,143
Expenses:
    Mortality & Expense Risk Fees                                        13                    4                     85
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                            243                  331                  2,058
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                         32                    2                    303
    Change in Unrealized Appreciation
        (Depreciation)                                                  (16)                (254)                  (304)
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                       16                 (252)                    (1)
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                          $259                  $79                 $2,057
                                                              ==============      ===============      =================

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                       STATEMENT OF CHANGES IN NET ASSETS For The Years Ended December 31, 1997 and December 31, 1996

                                                        1997
                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                   $166,746              $32,116                $21,546
    Realized Gain (Loss) on Investment Activity                     206,207                    0                  8,600
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               366,321                    0                 19,239
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 739,274               32,116                 49,385
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                             5,544,641            1,214,777                287,927
    Cost Of Insurance Charge                                       (775,349)            (159,431)               (42,651)
    Policy Loans                                                    (94,631)             (52,504)                  (167)
    Transfers Between Funds                                          18,850               (5,335)                   664
    Contract Withdrawals                                            (82,467)              (1,225)                (9,859)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     4,611,044              996,282                235,914
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           5,350,318            1,028,398                285,299
Net Assets, at Beginning of Year                                  1,921,885              197,492                102,607
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $7,272,203           $1,225,890               $387,906
                                                              ==============      ===============      =================

                                                                                                           Fidelity
                                                                                                          Investment
                                                                Fidelity             Fidelity               Grade
                                                                 Growth              Overseas                Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $21,466               $9,687                 $2,521
    Realized Gain (Loss) on Investment Activity                      55,366                1,460                    322
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                90,042               (3,697)                 2,132
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 166,874                7,450                  4,975
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               492,521              281,913                 29,955
    Cost Of Insurance Charge                                       (148,843)             (34,464)                (6,686)
    Policy Loans                                                    (24,473)              (4,098)                     0
    Transfers Between Funds                                           3,595                  951                     96
    Contract Withdrawals                                            (19,994)              (3,073)                   (16)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       302,806              241,229                 23,349
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             469,680              248,679                 28,324
Net Assets, at Beginning of Year                                    694,395              119,661                 51,172
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,164,075             $368,340                $79,496
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                Fidelity             Dreyfus                 Zero
                                                                  High                Stock                 Coupon
                                                                 Income               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $3,283              $26,687                   $511
    Realized Gain (Loss) on Investment Activity                      11,481               41,444                    (71)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                11,697               41,726                     83
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  26,461              109,857                    523
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               226,949              778,061                 11,713
    Cost Of Insurance Charge                                        (23,779)             (90,065)                (4,235)
    Policy Loans                                                          0               (1,032)                     0
    Transfers Between Funds                                           1,695                2,970                     25
    Contract Withdrawals                                             (2,049)              (7,423)                  (171)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       202,816              682,511                  7,332
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             229,277              792,368                  7,855
Net Assets, at Beginning of Year                                     57,904              152,067                  2,911
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $287,181             $944,435                $10,766
                                                              ==============      ===============      =================

                                                                                     Alliance
                                                                 Dreyfus              Growth               Alliance
                                                                  Small                 &                Conservative
                                                                 Company              Income                Growth
                                                                  Stock             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $2,102              $22,999                   $167
    Realized Gain (Loss) on Investment Activity                        (107)              18,395                    600
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                (5,712)              68,190                    586
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  (3,717)             109,584                  1,353
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               135,191              571,454                 15,627
    Cost Of Insurance Charge                                         (2,314)             (74,918)                (2,705)
    Policy Loans                                                          0               (5,180)                     0
    Transfers Between Funds                                          (1,779)               2,565                     20
    Contract Withdrawals                                                  0               (5,967)                  (239)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       131,098              487,954                 12,703
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             127,381              597,538                 14,056
Net Assets, at Beginning of Year                                          0              166,797                 10,016
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $127,381             $764,335                $24,072
                                                              ==============      ===============      =================

                                                                                     Alliance
                                                                Alliance              Growth               Alliance
                                                                 Growth             Investors             Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $21,469               $1,477                ($1,115)
    Realized Gain (Loss) on Investment Activity                      37,620                3,687                 16,995
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               138,629                5,513                (15,270)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 197,718               10,677                    610
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               814,495               61,194                270,239
    Cost Of Insurance Charge                                       (117,612)             (11,672)               (19,431)
    Policy Loans                                                     (6,689)                   0                   (101)
    Transfers Between Funds                                           1,673                3,415                  4,396
    Contract Withdrawals                                            (19,879)              (2,220)                (8,527)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       671,988               50,717                246,576
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             869,706               61,394                247,186
Net Assets, at Beginning of Year                                    253,342               56,064                  7,875
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,123,048             $117,458               $255,061
                                                              ==============      ===============      =================

                                                                                      VanEck
                                                                                    Worldwide               VanEck
                                                                Alliance               Hard               Worldwide
                                                                 Quasar               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    ($1,464)                $319                   $343
    Realized Gain (Loss) on Investment Activity                       9,057                  165                    856
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                11,871               (1,231)                 3,097
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  19,464                 (747)                 4,296
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               232,934               24,911                 60,650
    Cost Of Insurance Charge                                        (17,506)              (4,740)               (10,075)
    Policy Loans                                                       (387)                   0                      0
    Transfers Between Funds                                           3,524                  104                    186
    Contract Withdrawals                                             (1,093)                 (20)                  (712)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       217,472               20,255                 50,049
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             236,936               19,508                 54,345
Net Assets, at Beginning of Year                                      4,740               10,712                 33,970
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $241,676              $30,220                $88,315
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                       $243                 $331                 $2,058
    Realized Gain (Loss) on Investment Activity                          32                    2                    303
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                   (16)                (254)                  (304)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                     259                   79                  2,057
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                 2,793                4,178                 27,159
    Cost Of Insurance Charge                                           (536)                (124)                (3,562)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               2                    7                     76
    Contract Withdrawals                                                  0                    0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                         2,259                4,061                 23,673
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                               2,518                4,140                 25,730
Net Assets, at Beginning of Year                                          0                    0                    160
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                           $2,518               $4,140                $25,890
                                                              ==============      ===============      =================

                        See Notes to Financial Statements

                                                                 1996

                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $19,784               $5,949                   ($86)
    Realized Gain (Loss) on Investment Activity                      11,950                    0                    316
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                82,087                    0                  6,323
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 113,821                5,949                  6,553
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                             1,958,603              217,631                102,840
    Cost Of Insurance Charge                                       (230,327)             (47,650)                (9,663)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                            (31,077)              (5,236)                  (110)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     1,697,199              164,745                 93,067
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           1,811,020              170,694                 99,620
Net Assets, at Beginning of Year                                    110,865               26,798                  2,987
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,921,885             $197,492               $102,607
                                                              ==============      ===============      =================

                                                                                                           Fidelity
                                                                                                          Investment
                                                                Fidelity             Fidelity               Grade
                                                                 Growth              Overseas                Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                      ($393)               ($308)                  ($93)
    Realized Gain (Loss) on Investment Activity                       1,315                  936                     39
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                22,682                5,923                  1,154
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  23,604                6,551                  1,100
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               725,685              118,360                 52,569
    Cost Of Insurance Charge                                        (66,331)             (10,379)                (3,096)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                            (14,713)                (107)                   (15)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       644,641              107,874                 49,458
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             668,245              114,425                 50,558
Net Assets, at Beginning of Year                                     26,150                5,236                    614
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $694,395             $119,661                $51,172
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                Fidelity             Dreyfus                 Zero
                                                                  High                Stock                 Coupon
                                                                 Income               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                       ($12)              $2,994                    $72
    Realized Gain (Loss) on Investment Activity                         111                2,229                    (14)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                 1,903                7,602                     (7)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                   2,002               12,825                     51
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                60,255              151,297                  4,192
    Cost Of Insurance Charge                                         (5,660)             (15,661)                (1,635)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                (15)                 (50)                   (15)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                        54,580              135,586                  2,542
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                              56,582              148,411                  2,593
Net Assets, at Beginning of Year                                      1,322                3,656                    318
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                          $57,904             $152,067                 $2,911
                                                              ==============      ===============      =================

                                                                 Dreyfus             Alliance
                                                                  Small               Growth               Alliance
                                                                 Company                &                Conservative
                                                                  Stock               Income              Investors
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                         $0              $11,700                    $12
    Realized Gain (Loss) on Investment Activity                           0                 (800)                     9
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                     0                7,238                    442
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting                               0
    From Operations                                                       0               18,138                    463
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                     0              154,585                 10,554
    Cost Of Insurance Charge                                              0              (18,387)                (1,411)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                  0               (3,803)                   (64)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                             0              132,395                  9,079
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                                   0              150,533                  9,542
Net Assets, at Beginning of Year                                          0               16,264                    474
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                               $0             $166,797                $10,016
                                                              ==============      ===============      =================

                                                                                     Alliance
                                                                Alliance              Growth               Alliance
                                                                 Growth             Investors             Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                       $251                ($170)                   ($6)
    Realized Gain (Loss) on Investment Activity                       7,049                  492                      0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                23,960                2,647                   (192)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  31,260                2,969                   (198)
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               240,796               61,331                  8,268
    Cost Of Insurance Charge                                        (36,923)              (8,832)                  (195)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                             (5,885)                (979)                     0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       197,988               51,520                  8,073
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             229,248               54,489                  7,875
Net Assets, at Beginning of Year                                     24,094                1,575                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $253,342              $56,064                 $7,875
                                                              ==============      ===============      =================

                                                                                      VanEck
                                                                                    Worldwide               VanEck
                                                                Alliance               Hard               Worldwide
                                                                 Quasar               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                        ($4)                ($19)                 ($104)
    Realized Gain (Loss) on Investment Activity                           0                   44                    224
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                    86                  494                  1,832
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                      82                  519                  1,952
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                 4,913               11,121                 34,041
    Cost Of Insurance Charge                                           (255)              (1,173)                (3,070)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                  0                  (20)                   (65)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                         4,658                9,928                 30,906
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                               4,740               10,447                 32,858
Net Assets, at Beginning of Year                                          0                  265                  1,112
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                           $4,740              $10,712                $33,970
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                         $0                   $0                     $1
    Realized Gain (Loss) on Investment Activity                           0                    0                      0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                     0                    0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                       0                    0                      1
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                     0                    0                    165
    Cost Of Insurance Charge                                              0                    0                     (6)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                  0                    0                      0
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                             0                    0                    159
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                                   0                    0                    160
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                               $0                   $0                   $160
                                                              ==============      ===============      =================

                        See Notes to Financial Statements

                                     AIG LIFE INSURANCE COMPANY
                                             (AIG LIFE)
                                        VARIABLE ACCOUNT II

                                   NOTES TO FINANCIAL STATEMENTS

1. History

Variable Account II (the "Account") is a separate investment account established under the provisions of Delaware Insurance Law by AIG Life Insurance Company (the "Company"), a wholly-owned subsidiary of American International Group, Inc. The Account operates as a unit investment trust registered under the Investment Company Act of 1940, as amended, and supports the operations of the Company's individual flexible premium variable universal life insurance policies (the "policies").

The Account invests in shares of Alliance Variable Products Series Fund, Inc. ("Alliance Fund"), AIM Variable Insurance Fund ("AIM Fund") , Dreyfus Variable Investment Fund ("Dreyfus Fund"), Van Eck Investment Trust ("Van Eck Trust"), Fidelity Investments Variable Insurance Products Fund ("Fidelity Trust"), Fidelity Variable Insurance Products Fund II ("Fidelity Trust II") and Weiss, Peck & Greer ("Tomorrow Funds"). The assets in the policies may be invested in the following subaccounts:

Alliance Fund:                                       Fidelity Trust:
         Growth & Income Portfolio                   Money Market Portfolio
         Conservative Investors Portfolio            High Income Portfolio
         Growth Portfolio                            Growth Portfolio
         Growth Investors Portfolio                  Overseas Portfolio
         Quasar Portfolio
         Technology Portfolio
         Global Bond Portfolio
         Premier Growth Portfolio

Dreyfus Fund:                               Fidelity Trust II:
         Zero Coupon 2000 Portfolio         Investment Grade Bond Portfolio
         Stock Index Portfolio              Asset Manager Portfolio
         Small Company Stock Portfolio      Contrafund Portfolio

AIM Fund:                                   Weiss, Peck & Greer Tomorrow Funds:
         International Equity Portfolio     Tomorrow Long Term Portfolio
         Capital Appreciation Portfolio     Tomorrow Medium Term Portfolio
                          Tomorrow Short Term Portfolio

Van Eck Trust:
    Worldwide Hard Asset Portfolio (formerly Gold & Natural Resources Portfolio) Worldwide Balanced Portfolio
    Worldwide Emerging Markets Portfolio

The Account commenced operations on May 4, 1995.

The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the policies are not chargeable with the liabilities arising out of any other business conducted by the Company.

In addition to the Account, policy owners may also allocate assets of the policies to the Guaranteed Account, which is part of the Company's general account. Amounts allocated to the Guaranteed Account are credited with a guaranteed rate of interest. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933, and the Guaranteed Account has not been registered as an investment company under the Investment Company Act of 1940.

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                    NOTES TO FINANCIAL STATEMENTS (continued)

2. Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investments in the Funds are stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last business day of the period by the Fund.

B. Accounting for Investments - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Account.

D. The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions. Actual results could differ from those estimates.


3. Contract Charges

There are charges and deductions which the Company will deduct from each policy. The deductions from premium are a sales charge of 5% plus the state specific premium taxes.

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to .90% of the account value of the policies. This charge may be decreased to not less than .50% in policy years eleven and greater.

On the policies' issue date and each monthly anniversary, the following deductions are made from the policies' account value:
         (a)      administrative charges
         (b)      insurance charges
         (c)      supplemental benefit charges

If the policy is surrendered during the first fourteen policy years, the Company will deduct a surrender charge based on a percentage of first year premium. A pro rata surrender charge will be deducted for any partial surrender. An administrative charge upon partial surrender will be equal to the lessor of $25.00 or 2% of the amount surrendered.

                              AIG LIFE INSURANCE COMPANY
                                      (AIG LIFE)
                                 VARIABLE ACCOUNT II

                      NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases of Investments

For the year ended  December  31, 1997,  investment  activity in the Fund was as follows:
                                                      Cost of              Proceeds
                                                     Purchases            From Sales
Shares of
Fidelity Trust Funds:
        Money Market Portfolio                         $ 2,898,075         $ 1,866,353
        Asset Manager Portfolio                            386,303             128,841
        Growth Portfolio                                 1,207,119             882,821
        Overseas Portfolio                                 339,597              88,568
        Investment Grade Bond Portfolio                     36,324              10,571
        High Income Portfolio                              338,288             132,191
Dreyfus:
        Stock Index Portfolio                            1,010,647             301,445
        Zero Coupon 2000 Portfolio                          17,381               9,537
        Small Company Stock Portfolio                      134,522               1,321
Alliance Funds:
        Growth & Income Portfolio                          674,003             163,065
        Conservative Investors Portfolio                    18,544               5,676
        Growth Portfolio                                   974,204             280,744
        Growth Investors Portfolio                         111,960              63,096
        Technology Portfolio                               570,493             325,032
        Quasar Portfolio                                   469,753             253,745
Van Eck:
        Worldwide Hard Assets Portfolio                     28,081               7,507
        Worldwide Balanced Portfolio                        58,655               8,264
        Worldwide Emerging Markets Portfolio                     4                   4
Weiss, Peck, & Greer Tomorrow Funds:
        Tomorrow Short Term Portfolio                        2,909                 406
        Tomorrow Medium Term Portfolio                       4,465                  72
        Tomorrow Long Term Portfolio                        28,487               2,754


For the year ended  December  31, 1996,  investment  activity in the Fund was as follows:
                                                      Cost of              Proceeds
                                                     Purchases            From Sales
Shares of
Fidelity Trust Funds:
        Money Market Portfolio                         $ 1,073,092           $ 905,561
        Asset Manager Portfolio                            104,160              11,157
        Growth Portfolio                                   834,904             191,222
        Overseas Portfolio                                 128,897              21,393
        Investment Grade Bond Portfolio                     52,886               3,404
        High Income Portfolio                               61,293               6,725
Dreyfus:
        Stock Index Portfolio                              173,308              34,688
        Zero Coupon 2000 Portfolio                           6,037               3,426
Alliance Funds:
        Growth & Income Portfolio                          174,195              30,132
        Conservative Investors Portfolio                    10,787               1,692
        Growth Portfolio                                   256,993              58,688
        Growth Investors Portfolio                          71,324              16,643
        Technology Portfolio                                 8,088                  21
        Quasar Portfolio                                     4,766                 112
Van Eck:
        Worldwide Hard Assets Portfolio                     11,855               1,938
        Worldwide Balanced Portfolio                        35,032               4,226
Weiss, Peck, & Greer Tomorrow Funds:
        Tomorrow Long Term Portfolio                           163                   4

                                AIG LIFE INSURANCE COMPANY
                                        (AIG LIFE)
                                    VARIABLE ACCOUNT II

                         NOTES TO FINANCIAL STATEMENTS (continued)

    5.  Net Increase (Decrease) in Accumulation Units

    For the year ended December 31, 1997,  transactions in accumulation units of the account were as follows:
                                                                                      Fidelity
                                        Fidelity     Fidelity                         Investment
                                       Money        Asset       Fidelity   Fidelity     Grade
                                      Market         Manager     Growth    Overseas    Bond
                                        Portfolio   Portfolio  Portfolio   Portfolio  Portfolio
                 VARIABLE LIFE
    Units Purchased                   264,853.17    7,794.04   51,766.40   8,396.86   1,201.48
    Units Withdrawn                   (19,413.06)   (3,780.04) (13,689.70)(3,328.02)   (611.57)
    Units Transferred Between Funds  (154,347.26)   13,761.02  (17,404.14)13,883.93   1,514.42
    Units Transferred From (To) AIGL        -          -            -          -          -
                                      --------      ------     -------    -------     ------

    Net Increase (Decrease)            91,092.85    17,775.02  20,672.56  18,952.77   2,104.33
    Units, at Beginning of the Year    18,071.39    8,222.32   55,881.60  10,605.95   4,848.27
                                      --------      ------     -------    -------     ------

    Units, at End of the Year         109,164.24    25,997.34  76,554.16  29,558.72   6,952.60
                                      ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      11.23  $    14.92 $     15.21$     12.46 $    11.43
                                        ========      ======     =======    =======     ======


                                                                Dreyfus     Dreyfus    Alliance
                                        Fidelity     Dreyfus      Zero      Small       Growth
                                         High         Stock      Coupon     Company       &
                                         Yield        Index       2000      Stock       Income
                                        Portfolio   Portfolio  Portfolio   Portfolio  Portfolio
    Units Purchased                     8,828.03    29,087.08   1,017.40   1,282.13   17,513.80
    Units Withdrawn                    (2,041.04)   (6,148.22)   (417.06)   (228.06)  (5,498.53)
    Units Transferred Between Funds     9,683.18    19,831.02      95.86  11,236.90   20,152.99
    Units Transferred From (To) AIGL      -           -           -          -           -
                                        --------      ------     -------    -------     ------

    Net Increase (Decrease)            16,470.17    42,769.88     696.20  12,290.97   32,168.26
    Units, at Beginning of the Year     5,063.06    11,517.35     280.09       -      12,421.06
                                        --------      ------     -------    -------     ------

    Units, at End of the Year          21,533.23    54,287.23     976.29  12,290.97   44,589.32
                                       ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      13.34  $    17.40 $     11.03$     10.36 $    17.14
                                        ========      ======     =======    =======     ======



                                       Alliance                Alliance
                                      Conservative   Alliance    Growth    Alliance   Alliance
                                        Investors     Growth   Investors  Technology   Quasar
                                        Portfolio   Portfolio  Portfolio   Portfolio  Portfolio
    Units Purchased                     1,267.70    27,141.56   3,466.72  13,094.82    9,134.23
    Units Withdrawn                      (254.29)   (9,332.18) (1,094.37) (2,456.36)  (1,675.94)
    Units Transferred Between Funds        62.06    27,545.73   1,305.72  12,189.72   12,257.70
    Units Transferred From (To) AIGL        -           -           -          -          -
                                        --------      ------     -------    -------     ------

    Net Increase (Decrease)             1,075.47    45,355.11   3,678.07  22,828.18   19,715.99
    Units, at Beginning of the Year       911.11    18,585.73   5,142.22     768.60      465.27
                                        --------      ------     -------    -------     ------

    Units, at End of the Year           1,986.58    63,940.84   8,820.29  23,596.78   20,181.26
                                        ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      12.12  $    17.56 $     13.32$     10.81 $    11.98
                                        ========      ======     =======    =======     ======



                                         VanEck                   WP&G       WP&G       WP&G
                                        Worldwide     VanEck    Tomorrow   Tomorrow   Tomorrow
                                        Hard        Worldwide    Short      Medium    Long
                                        Assets       Balanced   Term       Term       Term
                                        Portfolio   Portfolio  Portfolio   Portfolio  Portfolio
    Units Purchased                     1,064.27    3,644.11       25.85     332.53   1,579.30
    Units Withdrawn                      (404.53)    (918.50)     (45.53)    (10.40)   (281.04)
    Units Transferred Between Funds     1,082.54    1,515.39      227.56      16.76     688.60
    Units Transferred From (To) AIGL        -           -           -          -          -
                                      --------      ------     -------    -------     ------

    Net Increase (Decrease)             1,742.28    4,241.00      207.88     338.89   1,986.86
    Units, at Beginning of the Year       918.38    3,083.14        -          -         15.26
                                        --------      ------     -------    -------     ------

    Units, at End of the Year           2,660.66    7,324.14      207.88     338.89   2,002.12
                                        ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      11.36  $    12.06 $     12.11$     12.22 $    12.93
                                        ========      ======     =======    =======     ======


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of
AIG Life Insurance Company
Variable Separate Account II

We have audited the accompanying statement of assets and liabilities of AIG Life Insurance Company Variable Separate Account II comprising the Fidelity Money Market, Asset Manager, Contrafund, Growth, Overseas, Investment Grade Bond, High Income; the Dreyfus Stock Index, Zero Coupon 2000, Small Company Stock; the Alliance Growth and Income, Conservative Investors, Growth, Growth Investors, Technology, Quasar, Global Bond, Premier Growth; the Van Eck Worldwide Hard Asset, Worldwide Balanced, Worldwide Emerging Markets; the Weiss, Peck and Greer Tomorrow Short-Term, Tomorrow Medium-Term, Tomorrow Long-Term; and the AIM International Equity and Capital Appreciation Subaccounts as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended. These financial statements are the responsibility of the management of the Variable Separate Account II. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held at December 31, 1997 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIG Life Insurance Company Variable Separate Account II as of December 31, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years then ended in conformity with generally accepted accounting principles.

/s/Cooper & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)












                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                        REPORT OF INDEPENDENT ACCOUNTANTS






To the Stockholders and Board of Directors
AIG Life Insurance Company:


We have audited the accompanying balance sheets of AIG Life Insurance Company (a wholly-owned subsidiary of American International Group, Inc.) as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIG Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




/s/ Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998



                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                         December 31,   December 31,
                                                            1997           1996
                                                         -----------    -----------

Assets
------
Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value        $2,984,255   $2,271,326
        (cost: 1997 - $2,826,088: 1996 - $2,190,580)
     Equity securities:
        Common stock
        (cost: 1997 - $1,381: 1996 - $3,548)                  2,775        5,578
         Non - redeemable preferred stock
        (cost: 1997 - $250 : 1996 - $0)                         250         --
Mortgage loans on real estate, net                          350,823      297,363
Real estate, net of accumulated
 depreciation of $4,740 in 1997 and $4,099 in 1996           15,940       16,169
Policy loans                                              1,496,837    1,873,961
Other invested assets                                        56,219       64,109
Short-term investments                                      667,912      100,036
Cash                                                          5,132        5,780
                                                         ----------   ----------

    Total investments and cash                            5,580,143    4,634,322


Amounts due from related parties                             11,446        3,193
Investment income due and accrued                            85,135      107,268
Premium and insurance balances receivable-net                46,937       36,357
Reinsurance assets                                           60,744      218,453
Deferred policy acquisition costs                           118,535       84,287
Separate and variable accounts                            1,204,643      644,980
Other assets                                                  4,855        5,092
                                                         ----------   ----------

                                    Total assets         $7,112,438   $5,733,952
                                                         ==========   ==========


                 See accompanying notes to financial statements.


                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                         December 31,   December 31,
                                                            1997           1996

Liabilities
-----------

  Policyholders' funds on deposit                        $3,745,902   $3,810,095
  Future policy benefits                                    749,918      630,520
  Reserve for unearned premiums                              24,108       29,911
  Policy and contract claims                                199,069      191,338
  Reserve for commissions, expenses and taxes                16,103        2,860
  Insurance balances payable                                 47,372       42,137
  Amounts due to related parties                              3,945        5,921
  Federal income tax payable                                  1,684        2,959
  Deferred income taxes                                      37,498        5,713
  Separate and variable accounts                          1,204,643      644,980
  Minority interest                                           6,067        6,077
  Other liabilities                                         621,585       30,932
                                                         ----------   ----------


                                    Total liabilities     6,657,894    5,403,443
                                                         ----------   ----------


Stockholders' Equity
--------------------
                                                        December 31,   December 31,
                                                            1997           1996

  Common stock, $5 par value; 1,000,000 shares
       authorized; 976,703 shares issued and
       outstanding                                            4,884        4,884

  Additional paid-in capital                                153,283      123,283
  Unrealized appreciation of investments,
   net of future policy benefits and taxes
   of $61,644 in 1997 and $33,823 in 1996                   114,490       62,814
  Retained earnings                                         181,887      139,528
                                                         ----------   ----------

                           Total stockholders' equity       454,544      330,509
                                                         ----------   ----------


Total liabilities and stockholders' equity               $7,112,438   $5,733,952
                                                         ==========   ==========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)


                                                                            Years ended December 31,

                                                           1997                 1996                 1995
                                                       ------------          ------------         --------
Revenues:
  Premiums                                             $ 437,650            $ 394,480            $ 364,502
  Net investment income                                  381,868              504,661              435,683
  Realized capital (losses) gains                         (3,025)                 (51)                (417)
                                                       ---------            ---------            ---------


                     Total revenues                      816,493              899,090              799,768
                                                       ---------            ---------            ---------


Benefits and expenses:
  Benefits to policyholders                              188,969              189,933              202,105
  Increase in future policy benefits
   and policyholders' funds on deposit                   397,481              495,529              392,592
  Acquisition and insurance expenses                     163,533              161,841              170,343
                                                       ---------            ---------            ---------

                    Total benefits and expenses         749,983               847,303              765,040
                                                       ---------            ---------            ---------


Income before income taxes                               66,510                51,787               34,728
                                                                            ---------            ---------

Income taxes (benefits):
   Current                                               20,059                25,087               18,709
   Deferred                                               3,964                (5,486)              (6,339)
                                                       ---------            ---------            ---------

      Total income taxes                                 24,023                19,601               12,370
                                                       ---------            ---------            ---------

Net income before minority interest                      42,487                32,186               22,358
Minority interest income (loss)                            (128)                  154                   11
                                                       ---------            ---------            ---------

Net income                                            $  42,359             $  32,340            $  22,369
                                                       =========            =========            =========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (in thousands)


                                                                         Years ended December 31,

                                                           1997                   1996                      1995
                                                       ------------           ------------             ---------
Common Stock
------------

Balance at beginning of year                           $      4,884           $      4,884             $      4,884
                                                        -----------            -----------              -----------

Balance at end of year                                        4,884                  4,884                    4,884
                                                        -----------            -----------              -----------



 Additional paid-in capital

Balance at beginning of year:                               123,283                123,283                  123,283
Capital contribution                                         30,000                   -                        -
                                                          ---------              ---------                ---------
Balance at end of year                                      153,283                123,283                  123,283
                                                          ---------              ---------                ---------



Unrealized appreciation (depreciation)
 of investments, net
 Balance at beginning of year                                62,814                 87,673                  (15,029)
 Change during year                                          79,497                (50,245)                 170,003
 Changes due to deferred income tax
    (expense) benefit and future policy benefits            (27,821)                25,386                  (67,301)
                                                         -----------            ----------               -----------

  Balance at end of year                                    114,490                 62,814                   87,673
                                                          ---------             ----------               ----------


Retained earnings
  Balance at beginning of year                              139,528                107,188                   84,819
  Net income                                                 42,359                 32,340                   22,369
                                                         ----------             ----------              -----------

  Balance at end of year                                    181,887                139,528                  107,188
                                                          ---------              ---------               ----------

               Total stockholders' equity                $  454,544             $  330,509              $   323,028
                                                          =========              =========               ==========


                 See accompanying notes to financial statements.


                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                                 Years ended December 31,

                                                                            1997               1996              1995
                                                                         -----------        ----------          --------
Cash flows from operating activities:
 Net income                                                              $   42,359      $     32,340       $      22,369
                                                                          ---------       -----------        ------------

Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                               121,325            72,151             133,207
 Change in premiums and insurance balances
  receivable and payable -net                                                (5,346)           11,782              (4,695)
 Change in reinsurance assets                                               157,710           (10,627)               (201)
 Change in deferred policy acquisition costs                                (34,248)          (23,662)             (6,151)
 Change in investment income due and accrued                                 22,133           135,480            (126,299)
 Realized capital gains (losses)                                              3,025                51                 417
 Change in current and deferred income taxes -net                             2,689            (7,133)            (15,112)
 Change in reserves for commissions, expenses and taxes                      13,243           (21,274)             (9,857)
 Change in other assets and liabilities - net                                69,169            11,852              (7,466)
                                                                        -----------       -----------       -------------
         Total adjustments                                                  349,700           168,620             (36,157)
                                                                         ----------        ----------        ------------
 Net cash (used in) provided by operating activities                        392,059           200,960             (13,788)
                                                                         ----------        ----------        ------------

Cash flows from investing activities:
 Cost of fixed maturities at market, sold                                    23,816            40,098              36,678
 Cost of fixed maturities at market, matured or redeemed                    153,963           124,621              76,989
 Cost of equity securities sold                                               3,676             2,607                 405
 Realized capital gains                                                       1,975               (51)                582
 Purchase of fixed maturities                                              (804,262)         (524,245)           (590,864)
 Purchase of equity securities                                               (1,750)           (1,678)             (1,213)
 Mortgage loans granted                                                     (87,690)          (74,590)            (75,100)
 Repayments of mortgage loans                                                29,298            16,416              12,406
 Change in policy loans                                                     377,124         1,087,765          (1,589,502)
 Change in short-term investments                                          (567,876)          102,616            (115,532)
 Change in other invested assets                                              6,294            11,002              (4,296)
 Other - net                                                                 11,917               (38)             (6,042)
                                                                        -----------        -----------       -------------

  Net cash used in investing activities                                    (853,515)          784,523          (2,255,489)
                                                                         -----------       ----------          -----------

Cash flows from financing activities:
 Change in policyholders' funds on deposit                                  430,808          (980,835)          2,265,900
 Proceeds from capital contribution                                          30,000                 -                   -
                                                                        -----------       -----------   -----------------
   Net cash provided by financing activities                                460,808          (980,835)          2,265,900
                                                                         ----------        ----------          ----------

Change in cash                                                                 (648)            4,648              (3,377)
Cash at beginning of year                                                     5,780             1,132               4,509
                                                                       ------------      ------------       -------------
Cash at end of year                                                   $       5,132     $       5,780      $        1,132
                                                                       ============      ============       =============


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.   Summary of Significant Accounting Policies
     -----------------------------------------

(a) Basis of Presentation: AIG Life Insurance Company (the Company) is a wholly-owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except for Maine and New York.

     The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of Delaware. Financial statements prepared in accordance with generally accepted accounting principles differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholders' funds on deposit, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

    (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations
        (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over the estimated life. Common and non-redeemable preferred stocks are carried at market value. Dividend income is generally recognized when payable. Short-term investments are carried at cost, which approximates market.

        Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected in stockholders' equity, net of amounts recorded as future policy benefits and any related deferred income taxes.

        Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

        Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

     --------------------------------------------------------

     (b) Investments: (continued)

        Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

        Policy loans are carried at the aggregate unpaid principal balance.

        Other invested assets consist primarily of limited partnership interests which are carried at market value. Unrealized gains and losses from the revaluation of these investments are reflected in stockholders' equity, net of any related taxes. Also included in this category is an interest rate cap agreement, which is carried at its amortized cost. The cost of the cap is being amortized against investment income on a straight line basis over the life of the cap.

     (c)Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

    (d) Premium Recognition and Related Benefits and Expenses: Premiums on traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

        Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see
        Note 3).

        The liability for future policy benefits and policyholders' contract deposits is established using assumptions described in Note 4.

     (e)Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

     --------------------------------------------------------


    (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

    (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholders' funds on deposit and policy and contract claims. It also includes funds held under reinsurance treaties.

    (h) During 1996, the Company changed its method of accounting for a subsidiary to reflect the minority interest. The financial statements for 1995 have been reclassified to conform to this presentation.

2.   Investment Information
     ----------------------

     (a) Statutory Deposits: Securities with a carrying value of $2,454,000 and $2,460,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 1997 and 1996, respectively.

     (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                            Years ended December 31,
                                 1997 1996 1995
Fixed maturities                              $200,097     $164,548     $138,341
Equity securities                                   58          219          225
Mortgage loans                                  28,714       22,797       19,399
Real estate .                                    2,254        2,125          997
Policy loans                                   148,555      314,020      268,454
Cash and short-term investments                  3,582        2,924        4,348
  Other invested assets                          2,380        2,549        6,129
                                              --------     --------     --------
          Total investment income              385,640      509,182      437,893

Investment expenses                              3,772        4,521        2,210
                                              --------     --------     --------

          Net investment income               $381,868     $504,661     $435,683
                                              ========     ========     ========

     ------------------------------------

     (c)Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 1997, 1996 and 1995 are summarized below (in thousands):

                                                                               Years ended December 31,
                                                                      1997              1996              1995
Net realized (losses) gains on investments:
    Fixed maturities                                               $    --           $     (79)        $    (166)
    Equity securities                                                  1,975                28               712
    Mortgage loans                                                    (5,000)             --              (1,000)
    Other invested assets                                               --                --                  37
                                                                   ---------         ---------         ---------
    Net realized gains                                             $  (3,025)        $     (51)        $    (417)
                                                                   =========         =========         =========

Change in unrealized appreciation (depreciation) of investments:
      Fixed maturities                                             $  77,422         $ (58,659)
                                                                                                       $ 168,561
    Equity securities                                                   (626)            1,517                69
      Other invested assets                                            2,701             6,897             1,373
                                                                   ---------         ---------         ---------
    Net change in unrealized appreciation
      (depreciation) of investments                                $  79,497         $ (50,245)        $ 170,003
                                                                   =========         =========         =========

     Proceeds from the sale of investments in fixed maturities during 1997, 1996 and 1995 were $23,816,000, $40,098,000, and $36,678,000, respectively.

     During 1997,  1996 and 1995,  gross gains of $0,  $176,000,  and  $109,000, respectively, and gross losses of $0, $255,000, and $275,000, respectively, were realized on dispositions of fixed maturity investments.

     During  1997,  1996 and  1995,  gross  gains of  $1,975,000,  $28,000,  and
     $712,000, respectively, were realized on disposition of equity securities.

     (d)  Market  Value of  Fixed  Maturities  and  Unrealized  Appreciation  of
          Investments: At December 31, 1997 and 1996, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $1,530,000 and $2,265,000 and gross losses of $136,000 and $235,000, respectively.

          The amortized cost and estimated market values of investments in fixed
          maturities   at  December  31,  1997  and  1996  are  as  follows  (in
          thousands):

                                                    Gross         Gross
        1997                          Amortized   Unrealized     Unrealized   Market
                                         Cost      Gains          Losses      Value
Fixed maturities:
  U.S. Government and government
      agencies and authorities     $   42,866    $  14,667   $     --     $   57,533
  States, municipalities and
      political subdivisions          371,477       21,481          252      392,706
  Foreign governments                  30,168        4,887         --         35,055
  All other corporate               2,381,577      125,382        7,998    2,498,961
                                    ----------   ----------   ----------   ---------

Total fixed maturities             $2,826,088   $  166,417   $    8,250   $2,984,255
                                   ==========   ==========   ==========   ==========


2.   Investment Information - (continued)
     ------------------------------------

                                                    Gross         Gross
        1996                         Amortized   Unrealized     Unrealized   Market
                                         Cost      Gains          Losses      Value
Fixed maturities:
  U.S. Government and government
      agencies and authorities     $   47,848   $    7,814   $      151   $   55,511
  States, municipalities and
      political subdivisions          327,944       15,525        1,934      341,535
  Foreign governments                  33,340        2,855          113       36,082
  All other corporate               1,781,448       71,994       15,244    1,838,198
                                   ----------   ----------   ----------   ----------

Total fixed maturities             $2,190,580   $   98,188   $   17,442   $2,271,326
                                   ==========   ==========   ==========   ==========

        The amortized cost and estimated market value of fixed maturities, available for sale at December 31, 1997, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Estimated
                                                      Amortized           Market
                                                           Cost           Value


Due in one year or less                               $  119,207      $  123,786
Due after one year through five years                    765,185         802,683
Due after five years through ten years                 1,047,622       1,102,764
Due after ten years                                      894,074         955,022
                                                      ----------      ----------

                                                      $2,826,088      $2,984,255
                                                      ==========      ==========

    (e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 1997 and 1996, the market value of the CMO portfolio was $445,739,000 and $435,313,000, respectively; the estimated amortized cost was approximately $426,760,000 in 1997 and $419,276,000 in 1996. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 1997.

    (f) Fixed Maturities Below Investment Grade: At December 31, 1997 and 1996, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $242,573,000 and $136,502,000, respectively, and an aggregate market value of $244,417,000 and $135,218,000, respectively.

     (g)  Non-income   Producing  Assets:   Non-income   producing  assets  were
          insignificant.

     (h)  Investments  Greater than 10% Equity:  The market value of investments
          in  the  following   company  exceeded  10%  of  the  Company's  total
          stockholders' equity at December 31, 1997 (in thousands):

          Other Invested Assets:
          Equity Linked Investors II, L.P.                            $   49,640

3.   Deferred Policy Acquisition Costs
     ---------------------------------

     The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands). The 1995 amortization includes $9,455,000, respectively, to recognize excess loss experienced on credit insurance.

                            Years ended December 31,
                                 1997 1996 1995
Balance at beginning of year              $  84,287     $  60,625     $  54,474
Acquisition costs deferred                   50,927        43,534        35,008
Amortization charged to income              (16,679)      (19,872)      (28,857)
                                          ---------     ---------     ---------
Balance at end of year                    $ 118,535     $  84,287     $  60,625
                                          =========     =========     =========



4.  Future Policy Benefits and Policyholders' Funds on Deposit

     (a) The analysis of the future policy benefits and policyholders' funds on deposit at December 31, 1997 and 1996 follows (in thousands):


                                                          1997            1996
                                                       -----------      -------
Future Policy Benefits:
Long duration contracts                               $  740,969      $  619,511
Short duration contracts                                   8,949          11,009
                                                      ----------      ----------
                                                      $  749,918      $  630,520
                                                      ==========      ==========

Policyholders' funds on deposit:
Annuities                                             $1,265,490      $1,082,217
Universal life                                           149,202         130,413
Guaranteed investment contracts (GICs)                   379,049         278,680
Corporate owned life insurance                         1,948,558       2,314,149
   Other investment contracts                              3,603           4,636
                                                      ----------      ----------
                                                      $3,745,902      $3,810,095
                                                      ==========      ==========

    (b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

      (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.2 percent and grade to not greater than 7.5 percent.

       (ii)Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated
           17.6 percent.

4.   Future Policy Benefits and Policyholders' Funds on Deposit - (continued)
     ------------------------------------------------------------------------

     (c) The liability for policyholders' funds on deposit has been established based on the following assumptions:

        (i)Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 7.5 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

       (ii)GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 4.7 percent to 8.1 percent and maturities range from 3 to 20 years.

      (iii)Interest  rates  on  corporate-owned   life  insurance  business  are
        guaranteed at 4.0 percent and the weighted average rate credited in 1997 was 7.7 percent.

      (iv) The universal life funds, exclusive of corporate owned life insurance business, have credited interest rates of 5.9 percent to 7.5 percent and guarantees ranging from 3.5 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.  Income Taxes
     ------------

    (a) The Federal income tax rate applicable to ordinary income is 35% for 1997, 1996 and 1995. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                                               Years ended December 31,
                                                          1997                        1996                         1995
                                                       Percent                      Percent                      Percent
                                                         of                           of                            of
                                                       pre-tax                      pre-tax                      pre-tax
                                                     operating                     operating                    operating
                                                  Amount    Income             Amount    Income          Amount         Income
"Expected" income tax
     expense                                    $ 23,279          35.0%     $ 18,125        35.0%      $ 12,155          35.0%
Prior year federal
     income tax benefit                               (6)          --            (51)       (0.1)          (798)         (2.3)
  State income tax                                   673           1.0           850         1.6            894           2.6
Other                                                 77           0.1           677         1.3            119           0.3
                                                --------          ----        --------      ----         --------        ----
Actual income tax expense                       $ 24,023          36.1%     $ 19,601        37.8%      $ 12,370          35.6%
                                                ========          ====        ========      ====         ========        ====

     --------------------------

     (b) The components of the net deferred tax liability were as follows (in thousands):

                                                           Years ended December 31,
                                                              1997         1996
Deferred tax assets:
    Adjustment to life reserves                            $ 51,992     $ 41,522
    Adjustments to mortgage loans and
          investment income due and accrued                   4,250        2,531
    Adjustment to policy and contract claims                  8,816       10,687
    Other                                                     4,292        2,585
                                                           --------     --------
                                                             69,350       57,325
                                                           --------     --------

Deferred tax liabilities:
    Deferred policy acquisition costs                      $ 37,559     $ 23,047
    Unrealized appreciation on investments                   61,644       33,823
    Bond discount                                             4,843        4,085
    Other                                                     2,802        2,083
                                                           --------     --------
                                                            106,848       63,038
                                                           --------     --------

    Net deferred tax liability                             $ 37,498     $  5,713
                                                           ========     ========

     (c) At December 31, 1997, accumulated earnings of the Company for Federal income tax purposes include approximately $2,204,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

     (d) Income taxes paid in 1997, 1996, and 1995 amounted to $20,311,000, $25,412,000, and $26,030,000, respectively.

6.   Commitments and Contingencies
     -----------------------------

        The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

        During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. The agreement requires the Company to make capital contributions totaling $50,000,000. The total contribution for 1997 was $2,900,000.

7.   Fair Value of Financial Instruments
     -----------------------------------

    (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

     -------------------------------------------------

     The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

     Cash and short term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

     Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

     Equity securities: Fair values for equity securities were based upon quoted market prices.


     Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

     Interest rate cap: Fair values for the interest rate cap were estimated using values obtained from an independent pricing service.

     Policyholders' funds on deposit: Fair value of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

     (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

1997                                                      Fair           Carrying
                                                         Value            Amount
Cash and short-term investments                      $  673,044       $  673,044
Fixed maturities                                      2,984,255        2,984,255
Equity securities                                         3,025            3,025
Mortgage and policy loans                             1,868,449        1,847,660
  Interest rate cap                                        --                 19

Policyholders' funds on deposit                      $3,777,435       $3,745,902

1996                                                     Fair           Carrying
                                                        Value             Amount
Cash and short-term investments                      $  105,816       $  105,816
Fixed maturities                                      2,271,326        2,271,326
Equity securities                                         5,578            5,578
Mortgage and policy loans                             2,183,873        2,171,324
  Interest rate cap                                          75               94

Policyholders' funds on deposit                      $3,832,601       $3,810,095


8.   Stockholders' Equity
     ---------------------

    (a) The maximum stockholder dividend which can be paid without prior regulatory approval is subject to restrictions relating to statutory surplus and statutory net gain from operations. These restrictions limited payment of dividends to $47,100,000 during 1997, however, no dividends were paid during the year.

    (b) The Company's stockholders' equity as determined in accordance with statutory accounting practices was $285,350,000 at December 31, 1997 and $221,567,000 at December 31, 1996. Statutory net income amounted to $35,350,000, $47,074,000 and $39,712,000 for 1997, 1996 and 1995,
        respectively.

    (c) During 1997, the Company received a $30,000,000 surplus contribution from American International Group, the parent.

9.   Employee Benefits
     -----------------

    (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65.
        Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 1997, 1996 and 1995 were approximately $373,000, $400,000, and $304,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 1997 by $65,924,000.

        The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is not funded.

    (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which, during the two years ended December 31, 1997, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

    (c) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

     -------------------------------

    (d) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provide for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.  Leases
     ------

    (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 1997, the future minimum lease payments under operating leases were as follows (in thousands):

               Year                                   Payment

               1998                                $  3,739
               1999                                   3,196
               2000                                   2,265
               2001                                   2,107
               2002                                   1,979
               Remaining years after 2002             2,943
                                                     ------

               Total                               $ 16,229

     Rent expense approximated $3,881,000, $4,263,000, and $3,764,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

     (b)  Sublease   Income  -The  Company  does  not  participate  in  sublease agreements.

11.  Reinsurance
     ----------

    (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

     -------------------------

        The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                 Percentage
                                                                                 of Amount
    December 31, 1997                                                             Assumed
                              Gross         Ceded        Assumed        Net       to Net

Life Insurance in Force   $52,183,971   $18,779,228   $   935,975   $34,340,718      2.7%
                          ===========   ===========   ===========   ===========

  Premiums:
    Life                      200,926        67,350         2,389       135,965      1.8%
    Accident and Health       118,663        59,550       115,573       174,686     66.2%
    Annuity                   126,999          --            --         126,999       --
                              -------   -----------   -----------       -------

  Total Premiums          $   446,588   $   126,900   $   117,962   $   437,650     27.0%
                              =======   ===========   ===========   ===========


                                                                                 Percentage
                                                                                 of Amount
    December 31, 1996                                                             Assumed
                              Gross         Ceded        Assumed        Net       to Net

Life Insurance in Force   $53,854,456   $17,392,184   $   605,831   $37,068,103      1.6%
                          ===========   ===========   ===========   ===========

  Premiums:
    Life                      187,886        49,150           327       139,063      --
    Accident and Health        97,971        28,359       107,447       177,059     60.7%
    Annuity                    78,358          --            --          78,358      --
                          -----------   -----------   -----------   ----------

  Total Premiums          $   364,215   $   77,509    $   107,774   $   394,480     27.3%
                          ===========   ===========   ===========   ==========

                                                                                 Percentage
                                                                                 of Amount
    December 31, 1995                                                             Assumed
                              Gross         Ceded        Assumed        Net       to Net
Life Insurance in Force   $48,644,007   $16,635,298   $    58,966   $32,067,675     0.2%
                          ===========   ===========   ==========    ===========

  Premiums:
    Life                      184,981        33,768         1,670       152,883     1.1%
    Accident and Health        72,473        16,800        93,060       148,733    62.6%
    Annuity                    62,886          --            --          62,886      --
                          -----------   -----------   ----------    -----------

  Total Premiums          $   320,340   $   50,568    $    94,730   $    364,502   26.0%
                          ===========   ===========   ==========    ===========

     (b) The maximum amount retained on any one life by the Company is $1,000,000.

     -------------------------

     (c) Reinsurance recoveries, which reduced death and other benefits, approximated $100,029,000, $54,456,000, and $51,264,000, respectively, for each of the years ended December 31, 1997, 1996 and 1995.

          The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds.

12.  Transactions with Related Parties
     ---------------------------------

     (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 1997 amounted to $1,251,000 and $1,000, respectively. Premium income and commission ceded for 1996 amounted to $1,345,000 and $0, respectively. Premium income and commission ceded to affiliates amounted to $1,269,000 and $1,000 for the year ended December 31, 1995. Premium income and ceding commission expense assumed from affiliates aggregated $110,529,000 and $24,853,000, respectively, for 1997, compared to $103,885,000 and
          $27,609,000,  respectively, for 1996, and $90,688,000 and $23,422,000, respectively for 1995.

     (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 1997, 1996 and 1995, the Company was charged $37,846,000, $28,277,000 and $23,193,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $18,134,000, $17,598,000 and $14,496,000, respectively, for costs incurred by the Company but attributable to affiliates.

     (c) During 1997, a reinsurance agreement covering certain annuity policies was terminated. Upon cancellation, assets totaling $164,895,000 were transferred from Delaware American Life Insurance Company to the Company.

     (d) During 1996, the Company purchased 1,500,000 shares of AIG Life Ireland, LTD., a subsidiary.

                                 APPENDIX A


                              Minimum Premiums
    The following table shows for Insureds of varying ages, the current minimum initial Premium for a Policy with the Face Amount indicated. This table assumes that the insured will be placed in a nonsmoker class and that no supplemental benefits will be added to the base policy.



                                        Minimum  Planned Periodic Premium
                                             By Premium Payment Mode
Issue             Policy      Minimum
Age of    Sex of   Face       Initial
- --------------------------------------------------------------------------------------
Insured   Insured  Amount     Premium    Annual   Semiannual Quarterly   Monthly

  25      Male     $75,000    $102.08    $612.50   $306.25    $153.13    $51.04
  30      Female   $100,000   $107.33    $644.00   $322.00    $161.00    $53.67
  35      Male     $250,000   $175.42    $1,052.50 $526.25    $263.13    $87.71
  40      Female   $300,000   $227.83    $1,367.00 $683.50    $341.75   $113.92
  45      Male     $500,000   $476.67    $2,860.00 $1,430.00  $715.00   $238.33
  50      Female   $350,000   $427.50    $2,565.00 $1,282.50  $641.25   $213.75
  55      Male     $300,000   $686.33    $4,118.00 $2,059.00  $1,029.50 $343.17
  60      Female   $250,000   $620.83    $3,725.00 $1,862.50  $931.25   $310.42
  65      Male     $200,000   $1,185.67  $7,114.00 $3,557.00  $1,778.50 $592.83
  70      Female   $100,000   $670.50    $4,023.00 $2,011.50  $1,005.75 $335.25
  75      Male     $75,000    $1,210.71  $7,264.25 $3,632.13  $1,816.06 $605.35


                             APPENDIX B


Surrender Charge Premium

The surrender charge premium is an amount used to determine the sales charge deducted on surrender of the policy. The surrender charge premium is calculated for each Policy based on the issue age, sex, and smoker status of the Insured and the Face Amount of the Policy.

The following table shows for Insureds of varying ages, the surrender charge premium for a policy with the Face Amount indicated. This table assumes that the Insured will be placed in a nonsmoker class.


   Issue               Policy   Surrender
   Age of   Sex of     Face     Charge
   Insured Insured     Amount   Premium

     25      Male      $75,000    $483.75
     30      Female   $100,000    $690.00
     35      Male     $250,000    $2,562.50
     40      Female   $300,000    $3,327.00
     45      Male     $500,000    $8,530.00
     50      Female   $350,000    $6,373.50
     55      Male     $300,000    $8,880.00
     60      Female   $250,000    $7,800.00
     65      Male     $200,000    $10,762.00
     70      Female   $100,000    $5,781.00
     75      Male      $75,000    $7,689.75



                           REPRESENTATIONS


1. Registrant represents that Section (b)(13)(iii)(F) of Rule 6e-3(T) is being relied on.

2. Registrant represents that the level of the risk charge is reasonable in relation to the risks assumed by the life insurer under the Policies.

3. Registrant represents that it has analyzed the risk charge taking into consideration such facts as current charge levels, potential adverse mortality, the manner in which charges are imposed, the markets in which the Policy will be offered and anticipated sales and lapse rates.

     Registrant also represents that a memorandum has been prepared in connection with the analysis of the risk charge as set forth above. Registrant undertakes to keep and make available to the Commission on request a copy of the memorandum.

4. Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangements of the Separate Account will benefit the Separate Account and Policyholders and will keep and make available to the Commission on request a copy of the memorandum setting forth the basis for this representation.

5. Registrant represents that the Separate Account will invest only in management investment companies which have undertaken to have a Board of Directors, a majority of whom are not interested persons of the Company, to formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

6. Registrant represents that Variable Account II meets the definition of a separate account under federal securities laws.

                               PART II

                    UNDERTAKINGS TO FILE REPORTS


   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.


     In addition, AIG Life Insurance Company. represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

                           INDEMNIFICATION

   Under its Bylaws, the Company, to the full extent permitted by Delaware law shall indemnify any person who was or is a party to any proceeding (whether brought by or in the right of the Company or otherwise) by reason of the fact that he or she is or was a Director of the Company, or while a Director of the Company, is or was serving at the request of the Company as a Director, Officer, Partner, Trustee, Employee, or Agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with such proceeding.

   The Company shall extend such indemnification, as is provided to directors above, to any person, not a director of the Company, who is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. In addition, the Board of Directors of the Company may, by resolution, extend such further indemnification to an officer or such other person as may to it seem fair and reasonable in view of all relevant circumstances.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to such provisions of the bylaws or statutes or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by the Variable Account, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in said Act and will be governed by the final adjudication of such issue.

Part II
Other Information
Page 2

                 CONTENTS OF REGISTRATION STATEMENT


   This Registration Statement comprises the following papers and documents:

       The facing sheet.

       The Prospectus consisting of ______ pages.

       Representations.

       The signatures.

       Written Consents of the Following Persons:
            Kenneth D. Walma
            Jorden Burt Boros Cicchetti Berenson & Johnson
            Michael Burns
            Coopers and Lybrand
            Powers of Attorney

   The following exhibits:

   A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

       1.   Resolution of the Board of Directors of the Company*

       2.   Not Applicable

       3.   a. Principal Underwriter's Agreement****
            b. Registered Representative's Agreement****

       4.   Not Applicable

       5.   Individual Flexible Premium Variable Universal
            Life Insurance Policy****

       6. a. Articles of Incorporation of the Company** b. ByLaws of the Company**

       7.   Not Applicable

       8.   Not Applicable

       9.   Not Applicable

       10.  Application Form****

       11.  Powers of Attorney(filed electronically  herein)

Part II
Other Information
Page 3


   B.  Opinion of Counsel(Filed electroncally herein)


   C.  Opinion and Consent of Actuary*****
       (i) Opinion and Consent of Actuary regarding Illustrations (filed electronically herein)


   D. Consent of Independent Certified Public Accountants (Filed electronically herein)

   E. Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP (Filed electronically herein)


     F. Memorandum  Regarding  Administrative  Procedures****

     *    Incorporated by reference to Registrant's Form N-8B-2.

     ** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-8B-2.

     *** Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on Form S-6, December 8, 1994 (File No. 33-18301).

     **** Incorporated  by reference to  Registrant's  filing on Form S-6, March
          28, 1995 (File No. 33-90684). ***** Incorporated by reference to Registrant's filing on Form S-6, April 28,1995 (File No. 33-90684).

                             SIGNATURES



   As required by the (Securities Act of 1933 and) the Investment Company Act of 1940, the Registrant (certifies that it meeds the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and) has caused this Registration Statement to be signed on its behalf, in the City of Wilington, and State of Delaware on this 28th day of April, 1998.




        VARIABLE ACCOUNT II
       ------------------------
          (Registrant)

       By: AIG LIFE INSURANCE COMPANY
       -------------------------------------------------------------
                               (Sponsor)


       By:  /s/Kenneth D. Walma
       ------------------------
       Kenneth D. Walma, Assistant Secretary and Associate General Counsel


ATTEST:  /s/Robert Liguori
            Robert Liguori Vice President & General Counsel

 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
   Signature                         Title                  Date


  Nicholas A. O'Kulich               Director          April 28, 1998
  ----------------------------
  Nicholas A. O'Kulich

  Maurice R. Greenberg*              Director          April 28, 1998
  ----------------------------
  Maurice R.Greenberg

  Edwin A. G. Manton*                Director          April 28, 1998
  -------------------------
  Edwin A. G. Manton

  Edward E. Matthews*                Director          April 28, 1998
  ------------------------
  Edward E. Matthews

  Jerome T. Muldowney*               Director          April 28, 1998
  ------------------------
  Jerome T. Muldowney

  Win J. Neuger*                     Director          April 28, 1998
  -----------------------
  Win J. Neuger

  John R. Skar*                      Director          April 28, 1998
  ----------------------
  John R. Skar

  Howard I. Smith*                   Director          April 28, 1998
  ----------------------
  Howard I. Smith


  ----------------------
  Edmund Sze-Wing Tse                Director

  Ernest E. Stempel*                 Director          April 28, 1998
  ----------------------
  Ernest E. Stempel

  Gerald W. Wyndorf*                 Director          April 28, 1998
  ----------------------
  Gerald W. Wyndorf

  Robert J. O'Connell*               Director          April 28, 1998
  -----------------------
  Robert J. O'Connell

  Howard E. Gunton, Jr.              Chief             April 28, 1998
  -------------------                Accounting
  Howard E. Gunton, Jr.              Officer



                                     By:   /s/ Kenneth  D.  Walma
                                     ----------------------------
                                     Kenneth D. Walma,
                                     Attorney in Fact

                            INDEX TO EXHIBITS

EXHIBIT                                         PAGE


     B.      Opinion of Counsel

     C.      Opinion and Consent of Actuary

     D.      Consent of Independent Certified
             Public Accountants

     E.      Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP